UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08134

Eaton Vance Municipals Trust II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 31

Date of Fiscal Year End

January 31, 2021

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

High Yield Municipal Income Fund

Annual Report

January 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2021

Eaton Vance

High Yield Municipal Income Fund

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began on February 1, 2020, was dominated by the outbreak of a novel coronavirus, which causes the disease known as COVID-19. As the outbreak turned into a global pandemic in the opening months of the period, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Credit markets along with equity markets declined in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures to shore up credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates around zero percent for the foreseeable future and use all the monetary tools at its disposal to support the U.S. economy. These actions helped calm investment markets and initiated a municipal bond rally that began in April and lasted through most of the summer.

The municipal bond rally was also driven by technical market factors, as demand overwhelmed supply. With municipal bonds offering attractive tax-exempt yields versus other fixed-income asset classes, municipal bond funds reported net inflows from May through September 2020, following substantial outflows in March and April.

But midway through August, the municipal rally stalled. Rates hit bottom for the period on August 11, with 10-year municipal bonds yielding 0.58%. From mid-August through October, prices fell and yields rose, driven in part by Congress’ failure to pass a second stimulus bill — $400-$500 billion of which had been projected for state and local government assistance. As issuers rushed to take advantage of low yields in late August and September, increased supply reversed the supply-demand dynamic from earlier in the summer, putting further downward pressure on municipal bond prices and upward pressure on yields.

In November, however, the municipal market reversed course again and closed the period with a strong rally. Joe Biden’s victory in the U.S. presidential election eased the political uncertainties that had dogged investment markets through much of the fall. The announcement that two coronavirus vaccine candidates had proven more than 90% effective in late-stage trials buoyed the markets as well.

In December, municipal bond demand once again exceeded supply, providing an additional tailwind for municipal bond prices. The beginning of the COVID-19 vaccination process and Congress’ passage of a fiscal stimulus bill added more fuel to the rally. While the $900 billion bill failed to provide direct aid to state and local governments, it did include money for some municipal issuers, including schools, colleges, and transportation agencies.

In January 2021, the supply-demand imbalance fueling the rally grew larger, driven by lower issuance of new bonds than the previous January; a large number of bonds maturing or being called; and an acceleration of inflows into tax-exempt municipal funds — driven in part by the anticipation of higher taxes for high-income earners under the new Biden administration.

For the period as a whole, rates declined across the municipal bond yield curve, with the greatest declines occurring at the short end of the curve. The Bloomberg Barclays Municipal Bond Index, a broad measure of the asset class, returned 4.01% during the period — despite a 3.63% decline in March 2020. Reflecting investors’ “flight to quality” in response to the pandemic, municipal bonds with higher credit ratings outperformed lower rated issues during most of the period. But in the final three months of the period, lower rated issuers outperformed as investors appeared to become more comfortable reaching for yield in an ongoing low-yield environment.

Fund Performance

For the 12-month period ended January 31, 2021, Eaton Vance High Yield Municipal Income Fund (the Fund) returned 3.31% for Class A shares at net asset value (NAV), underperforming its benchmark, the Bloomberg Barclays Municipal Bond Index (the Index), which returned 4.01%.

The Fund primarily invests in high yield municipal obligations — defined as securities rated BBB and below — whereas the Index, reflecting the broad municipal market, had a significantly smaller weight in BBB rated and below investment-grade issues during the period.

For the first nine months of the period, high yield municipal bonds generally underperformed higher rated issues, as the pandemic appeared to decrease investors’ appetite for risk and increase financial pressure on municipal issuers, including state and local governments, transportation agencies, hospitals, and nursing homes. But in the final three months of the period, performance reversed course, with high yield bonds generally outperforming higher rated issues. The beginning of COVID-19 vaccinations gave investors hope that a return to normal — with less pressure on municipal issuers — was coming. In addition, the Democratic victory in the U.S. presidential race — and later in two Georgia Senate races — appeared to presage increased federal aid for hard-pressed state and local governments.

During the period, detractors from Fund performance relative to the Index included security selections in the health care sector, the best-performing sector within the Index during the period; security selection in zero-coupon bonds, the best-performing coupon structure within the Index during the period; and the Fund’s hedging strategy, which uses Treasury futures to mitigate interest rate volatility. As a risk-management tactic within the Fund’s overall strategy, interest rate hedging is intended to moderate performance in both up and down markets. During a period when the Fund delivered positive performance, the Fund’s hedging strategy mitigated some of that upside performance and, thus, detracted from overall Fund performance relative to the unhedged Index.

In contrast, contributors to Fund performance versus the Index during the period included security selection in bonds rated BBB and below, including non-rated bonds; an overweight position relative to the Index in bonds with 22 years or more remaining to maturity; and an out-of-Index position in taxable municipal bonds, which generally outperformed tax-exempt municipal bonds during the period.

The Fund’s use of leverage was also a modest contributor to Fund performance relative to the Index. The Fund seeks to enhance tax-exempt income through the use of leveraged investments by purchasing residual interest bonds. Leverage has the effect of magnifying the Fund’s exposure to its underlying investments in both up and down markets.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	08/07/1995	08/07/1995	3.31%	4.74%	6.91%
Class A with 4.75% Maximum Sales Charge	—	—	–1.62	3.72	6.39
Class C at NAV	06/18/1997	08/07/1995	2.52	3.97	6.12
Class C with 1% Maximum Sales Charge	—	—	1.53	3.97	6.12
Class I at NAV	05/09/2007	08/07/1995	3.57	5.00	7.17

Bloomberg Barclays Municipal Bond Index	—	—	4.01%	3.79%	4.77%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			0.89%	1.64%	0.64%

% Distribution Rates/Yields[5]			Class A	Class C	Class I

Distribution Rate			3.27%	2.53%	3.52%
Taxable-Equivalent Distribution Rate			5.52	4.27	5.95
SEC 30-day Yield			1.43	0.79	1.75
Taxable-Equivalent SEC 30-day Yield			2.42	1.33	2.95

% Total Leverage[6]

Residual Interest Bond (RIB) Financing					5.19%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	01/31/2011	$18,119	N.A.
Class I	$250,000	01/31/2011	$500,138	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Fund profile subject to change due to active management.

Additional Information

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

5

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 – January 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/20)	Ending Account Value (1/31/21)	Expenses Paid During Period* (8/1/20 – 1/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,044.00	$4.06	0.79%
Class C	$1,000.00	$1,041.10	$7.90	1.54%
Class I	$1,000.00	$1,045.30	$2.78	0.54%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$4.01	0.79%
Class C	$1,000.00	$1,017.40	$7.81	1.54%
Class I	$1,000.00	$1,022.40	$2.75	0.54%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2020.

6

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Portfolio of Investments

Corporate Bonds & Notes — 2.3%
Security	Principal Amount (000’s omitted)	Value

Hospital — 1.7%

Boston Medical Center Corp., 4.581%, 7/1/47	$4,165	$4,829,347

CommonSpirit Health, 3.347%, 10/1/29	2,955	3,279,388

Harnett Health System, Inc., 4.25% to 4/1/25 (Put Date), 4/1/32	4,040	3,979,400

Montefiore Obligated Group, 4.287%, 9/1/50	11,260	12,412,200

Tower Health, 4.451%, 2/1/50	1,000	866,170

		$25,366,505

Other — 0.6%

Morongo Band of Mission Indians, 7.00%, 10/1/39(1)	$7,980	$9,204,052

		$9,204,052

Total Corporate Bonds & Notes — 2.3% (identified cost $31,252,575)		$34,570,557

Tax-Exempt Municipal Securities — 91.6%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(2)

Northampton County Industrial Development Authority, PA, (Northampton Generating), (AMT), 5.00%, 12/31/23(3)	$567	$141,796

		$141,796

Education — 3.4%

Arizona Industrial Development Authority, (Doral Academy of Nevada), 5.00%, 7/15/39(1)	$1,270	$1,447,546

Arizona Industrial Development Authority, (Pinecrest Academy of Nevada), 4.00%, 7/15/50(1)	925	962,490

Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.), 5.375%, 6/15/38(1)	545	601,909

Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.), 5.375%, 6/15/48(1)	1,020	1,110,056

Capital Trust Agency, FL, (Liza Jackson Preparatory School, Inc.), 5.00%, 8/1/55	325	383,061

District of Columbia, (District of Columbia International School), 5.00%, 7/1/39	710	852,142

District of Columbia, (District of Columbia International School), 5.00%, 7/1/49	700	820,673

District of Columbia, (KIPP DC), 4.00%, 7/1/39	280	317,089

District of Columbia, (KIPP DC), 4.00%, 7/1/44	270	301,909

District of Columbia, (KIPP DC), 4.00%, 7/1/49	385	427,770

District of Columbia, (Rocketship DC Obligated Group), 5.00%, 6/1/49(1)	2,100	2,317,497

Security	Principal Amount (000’s omitted)	Value

Education (continued)

District of Columbia, (Rocketship DC Obligated Group), 5.00%, 6/1/61(1)(4)	$1,175	$1,316,305

Florida Development Finance Corp., (River City Science Academy Project), 4.00%, 7/1/55(4)	750	810,360

Florida Higher Educational Facilities Financing Authority, (Jacksonville University), 5.00%, 6/1/48(1)	750	860,490

Forest Grove, OR, (Pacific University), 5.00%, 5/1/40	1,070	1,101,191

Indiana Finance Authority, (KIPP Indianapolis, Inc.), 5.00%, 7/1/40	170	192,568

Indiana Finance Authority, (KIPP Indianapolis, Inc.), 5.00%, 7/1/55	460	512,964

Los Ranchos de Albuquerque, NM, (Albuquerque Academy), 4.00%, 9/1/35	300	352,245

Los Ranchos de Albuquerque, NM, (Albuquerque Academy), 4.00%, 9/1/40	1,200	1,388,040

Massachusetts Development Finance Agency, (Wentworth Institute of Technology), 5.00%, 10/1/46	4,000	4,573,200

Michigan State University, 5.00%, 2/15/44	1,000	1,242,480

Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/35	1,000	1,119,040

Public Finance Authority, WI, (North Carolina Leadership Academy), 4.00%, 6/15/29(1)	330	346,579

Public Finance Authority, WI, (North Carolina Leadership Academy), 5.00%, 6/15/39(1)	205	219,614

Public Finance Authority, WI, (North Carolina Leadership Academy), 5.00%, 6/15/49(1)	260	275,402

Public Finance Authority, WI, (Roseman University of Health Sciences), 5.00%, 4/1/40(1)	840	975,895

Public Finance Authority, WI, (Roseman University of Health Sciences), 5.00%, 4/1/50(1)	2,510	2,868,428

Public Finance Authority, WI, (Roseman University of Health Sciences), 5.50%, 4/1/32	170	177,249

Public Finance Authority, WI, (Roseman University of Health Sciences), 5.75%, 4/1/42	2,045	2,128,375

Romeoville, IL, (Lewis University), 5.00%, 10/1/27	1,000	1,133,540

Romeoville, IL, (Lewis University), 5.00%, 10/1/29	1,000	1,125,280

Romeoville, IL, (Lewis University), 5.00%, 10/1/30	1,000	1,121,970

Romeoville, IL, (Lewis University), 5.00%, 10/1/35	2,000	2,220,100

University of California, 5.00%, 5/15/38(5)	10,000	11,030,100

Waco Education Finance Corp., TX, (Baylor University), 5.00%, 3/1/35	1,260	1,641,578

Wisconsin Health and Educational Facilities Authority, (Hmong American Peace Academy, Ltd.), 4.00%, 3/15/40	750	844,058

Wisconsin Health and Educational Facilities Authority, (Hmong American Peace Academy, Ltd.), 5.00%, 3/15/50	2,345	2,857,851

		$51,977,044

7	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 3.0%

Arkansas River Power Authority, CO, 5.00%, 10/1/31	$1,500	$1,831,380

Arkansas River Power Authority, CO, 5.00%, 10/1/32	1,500	1,820,475

Arkansas River Power Authority, CO, 5.00%, 10/1/38	9,325	11,077,913

Arkansas River Power Authority, CO, 5.00%, 10/1/43	2,250	2,640,038

Burke County Development Authority, GA, (Oglethorpe Power Corp.), 4.125%, 11/1/45	15,890	18,084,250

Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), (AMT), 4.00%, 3/1/37	7,500	8,403,975

Long Island Power Authority, NY, Electric System Revenue, 5.00%, 9/1/38	1,420	1,898,426

		$45,756,457

Escrowed / Prerefunded — 3.7%

Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), Prerefunded to 12/1/22, 5.00%, 12/1/33	$5,000	$5,443,100

Dawson Ridge Metropolitan District No. 1, CO, Escrowed to Maturity, 0.00%, 10/1/22	3,500	3,489,535

Detroit, MI, Sewage Disposal System, Prerefunded to 7/1/22, 5.00%, 7/1/32	3,185	3,405,434

Detroit, MI, Sewage Disposal System, Prerefunded to 7/1/22, 5.25%, 7/1/39	3,355	3,599,043

Detroit, MI, Water Supply System, Prerefunded to 7/1/21, 5.25%, 7/1/41	13,100	13,381,257

Martin County Health Facilities Authority, FL, (Martin Memorial Medical Center), Prerefunded to 11/15/24, 4.25%, 11/15/41	3,940	4,535,097

Michigan Finance Authority, (Detroit Water and Sewerage Department), Prerefunded to 7/1/22, 5.00%, 7/1/44	1,905	2,036,845

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC - Tarleton State University), Prerefunded to 4/1/25, 5.00%, 4/1/30	800	946,712

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC - Tarleton State University), Prerefunded to 4/1/25, 5.00%, 4/1/35	1,000	1,183,390

Oregon Facilities Authority, (Lewis & Clark College), Prerefunded to 10/1/21, 5.625%, 10/1/36	1,325	1,373,482

Palm Beach County Health Facilities Authority, FL, (BRRH Corp. Obligated Group), Prerefunded to 12/1/24, 5.00%, 12/1/31	6,250	7,370,562

Savannah Economic Development Authority, GA, (Marshes Skidaway Island Project), Prerefunded to 1/1/24, 7.00%, 1/1/34	3,000	3,576,870

Southwestern Illinois Development Authority, (Memorial Group, Inc.), Prerefunded to 11/1/23, 7.25%, 11/1/33	1,455	1,729,238

Will County Community Unit School District No. 365-U, IL, (Valley View), Prerefunded to 11/1/21, 5.75%, 11/1/32	3,855	4,018,221

		$56,088,786

Security	Principal Amount (000’s omitted)	Value

General Obligations — 5.3%

Centennial Independent School District No. 12, Circle Pines, MN, 0.00%, 2/1/31	$1,225	$934,467

Centennial Independent School District No. 12, Circle Pines, MN, 0.00%, 2/1/33	1,500	1,039,740

Chicago Board of Education, IL, 5.00%, 12/1/21	790	819,088

Chicago Board of Education, IL, 5.00%, 12/1/26	1,595	1,945,055

Chicago Board of Education, IL, 5.00%, 12/1/40(4)	3,000	3,752,190

Chicago Board of Education, IL, 5.00%, 12/1/42	1,820	1,919,372

Chicago Board of Education, IL, 5.00%, 12/1/46	55	59,249

Chicago, IL, 5.00%, 1/1/40	2,000	2,370,760

Detroit, MI, 5.00%, 4/1/30	1,400	1,662,962

Detroit, MI, 5.00%, 4/1/31	865	1,023,598

Detroit, MI, 5.50%, 4/1/31	565	718,025

Detroit, MI, 5.50%, 4/1/32	595	752,401

Detroit, MI, 5.50%, 4/1/35	350	437,616

Detroit, MI, 5.50%, 4/1/45	1,930	2,345,722

Detroit, MI, 5.50%, 4/1/50	2,320	2,810,610

Illinois, 4.00%, 6/1/33	4,000	4,357,400

Illinois, 4.00%, 11/1/40	4,000	4,457,120

Illinois, 5.00%, 11/1/30	7,200	8,435,016

Illinois, 5.00%, 5/1/33	9,480	11,285,276

Illinois, 5.00%, 5/1/35	3,500	3,818,990

Illinois, 5.00%, 12/1/42	8,125	9,368,937

Illinois, 5.25%, 7/1/30	2,800	3,039,652

Illinois, 5.50%, 5/1/39	1,085	1,363,802

Illinois, 5.75%, 5/1/45	1,115	1,406,506

New Jersey, 4.00%, 6/1/31	3,000	3,774,630

Sherwood School District No. 88J, OR, 0.00%, 6/15/37	3,630	2,100,499

Will and Cook Counties Community High School District No. 210, IL, 0.00%, 1/1/27	60	53,737

Will and Cook Counties Community High School District No. 210, IL, 3.375%, 1/1/33	450	454,365

Will and Cook Counties Community High School District No. 210, IL, 5.00%, 1/1/28	3,500	3,709,440

		$80,216,225

Hospital — 10.8%

Arkansas Development Finance Authority, (Washington Regional Medical Center), 5.00%, 2/1/33	$2,200	$2,466,200

Arlington County Industrial Development Authority, VA, (Virginia Hospital Center), 4.00%, 7/1/40	2,125	2,552,061

Arlington County Industrial Development Authority, VA, (Virginia Hospital Center), 4.00%, 7/1/45	3,000	3,548,550

Berks County Industrial Development Authority, PA, (Tower Health), 5.00%, 11/1/47	5,000	5,539,350

8	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Berks County Industrial Development Authority, PA, (Tower Health), 5.00%, 11/1/50	$500	$551,305

California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/35	250	276,640

California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/40	550	606,865

California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/44	500	548,720

California Public Finance Authority, (Henry Mayo Newhall Hospital), 5.00%, 10/15/37	1,000	1,172,400

California Statewide Communities Development Authority, (Methodist Hospital of Southern California), 5.00%, 1/1/48	2,400	2,840,664

Camden County Improvement Authority, NJ, (Cooper Health System), 5.00%, 2/15/29	1,000	1,108,560

Camden County Improvement Authority, NJ, (Cooper Health System), 5.00%, 2/15/32	2,000	2,202,320

Chattanooga Health, Educational and Housing Facility Board, TN, (CommonSpirit Health), 4.00%, 8/1/44	1,655	1,895,604

Colorado Health Facilities Authority, (Boulder Community Health), 4.00%, 10/1/38	300	357,147

Colorado Health Facilities Authority, (Boulder Community Health), 4.00%, 10/1/39	300	356,289

Colorado Health Facilities Authority, (Boulder Community Health), 4.00%, 10/1/40	300	355,323

Colorado Health Facilities Authority, (Parkview Medical Center, Inc.), (PSF Guaranteed), 4.00%, 9/1/45	1,000	1,147,610

Crawford County Hospital Authority, PA, (Meadville Medical Center), 6.00%, 6/1/46	3,175	3,492,595

Cuyahoga County, OH, (The MetroHealth System), 5.00%, 2/15/31	1,500	1,777,200

Cuyahoga County, OH, (The MetroHealth System), 5.00%, 2/15/32	1,500	1,771,065

Decatur Hospital Authority, TX, (Wise Regional Health System), 5.00%, 9/1/34	1,625	1,775,816

Decatur Hospital Authority, TX, (Wise Regional Health System), 5.25%, 9/1/29	1,675	1,868,965

Decatur Hospital Authority, TX, (Wise Regional Health System), 5.25%, 9/1/44	8,880	9,595,728

Douglas County Hospital Authority No. 2, NE, (Children’s Hospital Obligated Group), 4.00%, 11/15/50	1,300	1,503,541

Doylestown Hospital Authority, PA, (Doylestown Health), 4.00%, 7/1/45	315	336,515

Escambia County Health Facilities Authority, FL, (Baptist Health Care Corp. Obligated Group), 4.00%, 8/15/50	2,595	2,983,446

Hamilton County, OH, (UC Health), 4.00%, 9/15/50	4,000	4,639,040

Illinois Finance Authority, (Presence Health Network), 3.75%, 2/15/34	2,965	3,370,820

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Indiana County Hospital Authority, PA, (Indiana Regional Medical Center), 5.50%, 6/1/29	$710	$751,095

Indiana County Hospital Authority, PA, (Indiana Regional Medical Center), 6.00%, 6/1/39	3,805	4,044,905

Jefferson County Civic Facility Development Corp., NY, (Samaritan Medical Center), 5.00%, 11/1/37	4,385	5,134,002

Maryland Health and Higher Educational Facilities Authority, (Frederick Health System), 4.00%, 7/1/40	300	352,581

Massachusetts Development Finance Agency, (Atrius Health), 5.00%, 6/1/39	925	1,148,175

Massachusetts Development Finance Agency, (Wellforce), 5.00%, 7/1/44	4,000	4,784,400

Minneapolis and St. Paul Housing and Redevelopment Authority, MN, (Allina Health System), (LOC: JPMorgan Chase Bank, N.A.), 0.01%, 11/15/35(6)	5,000	5,000,000

Montgomery County Higher Education and Health Authority, PA, (Holy Redeemer Health System), 5.00%, 10/1/40	1,120	1,247,456

Muskingum County, OH, (Genesis HealthCare System Obligated Group), 5.00%, 2/15/33	2,775	2,915,914

New Jersey Health Care Facilities Financing Authority, (St. Joseph’s Healthcare System Obligated Group), 4.00%, 7/1/48	6,265	6,983,971

New Jersey Health Care Facilities Financing Authority, (St. Joseph’s Healthcare System Obligated Group), 5.00%, 7/1/41	1,750	2,075,972

New York Dormitory Authority, (Montefiore Obligated Group), 4.00%, 9/1/50	10,000	11,485,000

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/32(1)	1,000	1,188,410

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/33(1)	2,000	2,365,620

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/34(1)	3,900	4,596,774

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/35(1)	1,000	1,173,940

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/40(1)	2,300	2,603,416

Oklahoma Development Finance Authority, (OU Medicine), 5.00%, 8/15/38	1,025	1,219,791

Oklahoma Development Finance Authority, (OU Medicine), 5.25%, 8/15/43	14,865	17,796,527

Oregon Facilities Authority, (Samaritan Health Services), 5.00%, 10/1/40	875	1,102,701

Palm Beach County Health Facilities Authority, FL, (Baptist Health South Florida Obligated Group), 3.00%, 8/15/44	1,170	1,248,788

Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/35	3,100	3,218,389

Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.75%, 12/1/32	4,050	4,244,278

9	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children’s Medical Center), 5.25%, 12/1/39(5)	$7,000	$7,804,650

Ward County, ND, (Trinity Obligated Group), 5.00%, 6/1/38	2,500	2,900,350

West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), Prerefunded to 6/1/23, 5.375%, 6/1/38	2,580	2,888,336

Yavapai County Industrial Development Authority, AZ, (Yavapai Regional Medical Center), 5.25%, 8/1/33	2,500	2,746,950

		$163,662,730

Housing — 0.9%

East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/34	$750	$766,237

East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/39	1,250	1,271,500

Maryland Economic Development Corp., (Morgan State University), Student Housing Revenue, 4.00%, 7/1/40	1,000	1,121,550

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I, LLC - Texas A&M University), 5.00%, 4/1/34	3,885	4,046,072

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I, LLC - Texas A&M University), 5.00%, 4/1/39	3,500	3,627,085

Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(7)	860	860,000

Texas Student Housing Corp., (University of North Texas), 11.00%, 7/1/31(7)	2,000	2,000,000

		$13,692,444

Industrial Development Revenue — 10.7%

Arkansas Development Finance Authority, (Big River Steel LLC), (AMT), 4.50%, 9/1/49(1)	$4,000	$4,394,680

Arkansas Development Finance Authority, (Big River Steel LLC), Green Bonds, (AMT), 4.75%, 9/1/49(1)	4,000	4,498,960

Clayton County Development Authority, GA, (Delta Air Lines, Inc.), 8.75%, 6/1/29	1,101	1,107,819

Denver City and County, CO, (United Airlines), (AMT), 5.00%, 10/1/32	1,890	2,007,917

Florida Development Finance Corp., (Waste Pro USA, Inc.), (AMT), 5.00%, 5/1/29(1)	795	863,720

Florida Development Finance Corp., (Waste Pro USA, Inc.), (AMT), 5.00% to 8/1/22 (Put Date), 8/1/29(1)	2,250	2,351,452

Houston, TX, (United Airlines, Inc. Terminal E Project), (AMT), 4.75%, 7/1/24	7,025	7,360,584

Houston, TX, (United Airlines, Inc.), (AMT), 5.00%, 7/15/27	1,750	2,026,115

Illinois Finance Authority, (Navistar International Corp.), 4.75% to 8/1/30 (Put Date), 10/15/40(1)	2,460	2,659,063

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)

Louisiana Public Facilities Authority, (Cleco Power LLC), 4.25%, 12/1/38	$7,550	$7,923,800

Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(1)	1,880	2,152,393

Maricopa County Pollution Control Corp., AZ, (El Paso Electric Co.), 4.50%, 8/1/42	6,500	6,743,360

Maryland Economic Development Corp., (AFCO Cargo), (AMT), 3.50%, 7/1/24(1)	1,330	1,371,469

Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-1, 4.00%, 6/1/30	1,000	1,061,530

Mississippi Business Finance Corp., (Waste Pro USA, Inc.), (AMT), 5.00% to 8/1/22 (Put Date), 2/1/36(1)	1,500	1,567,635

National Finance Authority, NH, (Covanta), 4.625%, 11/1/42(1)	6,335	6,646,809

National Finance Authority, NH, (Covanta), (AMT), 4.875%, 11/1/42(1)	6,965	7,356,712

National Finance Authority, NH, (Covanta), Green Bonds, (AMT), 3.75% to 7/2/40 (Put Date), 7/1/45(1)	11,690	12,192,319

New Hampshire Business Finance Authority, (Casella Waste Systems, Inc.), (AMT), 2.95%, 4/1/29(1)	480	500,909

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	8,285	8,835,621

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.50%, 6/1/33	4,375	4,777,019

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.625%, 11/15/30	2,045	2,294,408

New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 2.20% to 12/3/29 (Put Date), 10/1/39	5,100	5,518,047

New York State Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 3.125% to 6/1/26 (Put Date), 12/1/44(1)	5,500	5,819,880

New York Transportation Development Corp., (Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment), (AMT), 4.375%, 10/1/45	14,660	17,143,551

New York Transportation Development Corp., (Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment), (AMT), 5.00%, 10/1/40	7,065	8,747,388

Ohio Air Quality Development Authority, (Pratt Paper, LLC), (AMT), 4.25%, 1/15/38(1)	1,000	1,123,940

Phenix City Industrial Development Board, AL, (MeadWestvaco Coated Board), (AMT), 4.125%, 5/15/35	13,570	14,107,236

Public Finance Authority, WI, (Celanese Corp.), (AMT), 4.30%, 11/1/30	5,000	5,623,100

Rockdale County Development Authority, GA, (Pratt Paper, LLC), (AMT), 4.00%, 1/1/38(1)	6,290	7,020,961

Tuscaloosa County Industrial Development Authority, AL, (Hunt Refining Co.), 4.50%, 5/1/32(1)	1,440	1,631,578

Tuscaloosa County Industrial Development Authority, AL, (Hunt Refining Co.), 5.25%, 5/1/44(1)	1,280	1,482,893

10	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)

Vermont Economic Development Authority, (Casella Waste Systems, Inc.), (AMT), 4.625% to 4/3/28 (Put Date), 4/1/36(1)	$475	$548,958

Virginia Small Business Financing Authority, (Covanta), (AMT), 5.00% to 7/1/38 (Put Date), 1/1/48(1)	1,440	1,515,139

		$160,976,965

Insured – General Obligations — 1.3%

Atlantic City, NJ, (AGM), 4.00%, 3/1/42	$480	$534,859

Atlantic City, NJ, (BAM), 5.00%, 3/1/42	1,250	1,479,825

Chicago Board of Education, IL, (AGM), 5.00%, 12/1/26	500	620,585

Irvington Township, NJ, (AGM), 5.00%, 7/15/32	1,000	1,139,210

McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/31	3,175	3,558,381

McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/32	1,215	1,360,970

McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/33	1,405	1,572,926

McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 7/1/34	2,810	3,143,266

Proviso Township High School District No. 209, IL, (AGM), 4.00%, 12/1/38	5,000	5,789,950

		$19,199,972

Insured – Other Revenue — 2.2%

Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$12,700	$7,674,229

Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/26	9,395	8,059,313

Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/28	9,600	7,646,784

Harris County-Houston Sports Authority, TX, (NPFG), Escrowed to Maturity, 0.00%, 11/15/26	1,115	1,072,050

Harris County-Houston Sports Authority, TX, (NPFG), Escrowed to Maturity, 0.00%, 11/15/28	400	372,120

New York City Industrial Development Agency, NY, (Yankee Stadium), (AGC), 0.00%, 3/1/34	3,500	2,525,565

New York City Industrial Development Agency, NY, (Yankee Stadium), (AGM), 3.00%, 3/1/36	110	121,705

New York City Industrial Development Agency, NY, (Yankee Stadium), (AGM), 3.00%, 3/1/38	1,555	1,708,712

New York City Industrial Development Agency, NY, (Yankee Stadium), (AGM), 3.00%, 3/1/49	3,930	4,196,808

		$33,377,286

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 2.0%

Illinois Sports Facilities Authority, (AMBAC), 0.00%, 6/15/25	$750	$692,453

Illinois Sports Facilities Authority, (AMBAC), 0.00%, 6/15/26	2,380	2,144,618

Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, 10/1/39	14,500	21,223,505

Tolomato Community Development District, FL, (AGM), 3.75%, 5/1/39	2,515	2,860,008

Tolomato Community Development District, FL, (AGM), 3.75%, 5/1/40	3,005	3,410,915

		$30,331,499

Insured – Transportation — 2.2%

Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/32	$1,500	$1,629,630

Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/33	650	705,003

Chicago, IL, (O’Hare International Airport), (AGM), 5.50%, 1/1/43	1,355	1,464,728

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	6,665	3,546,114

Foothill/Eastern Transportation Corridor Agency, CA, (AGM), 5.625%, (0.00% until 1/15/24), 1/15/32	1,955	2,369,147

North Texas Tollway Authority, (AGC), 6.20%, 1/1/42	10,000	12,003,100

Ohio, (Portsmouth Gateway Group, LLC), (AGM), (AMT), 5.00%, 12/31/27	1,150	1,352,538

Ohio, (Portsmouth Gateway Group, LLC), (AGM), (AMT), 5.00%, 12/31/28	1,600	1,873,472

Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/30	9,440	8,140,867

		$33,084,599

Insured – Water and Sewer — 0.6%

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/27	$2,155	$1,730,982

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/28	3,965	2,981,482

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/29	3,035	2,131,299

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/30	2,580	1,687,913

		$8,531,676

Lease Revenue / Certificates of Participation — 1.8%

Charleston Educational Excellence Financing Corp., SC, (Charleston County School District), Prerefunded to 12/1/23, 5.00%, 12/1/29(5)	$10,875	$12,350,955

Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	930	934,018

Hudson Yards Infrastructure Corp., NY, Prerefunded to 2/15/21, 5.75%, 2/15/47	1,535	1,538,147

11	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)

New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/43	$1,530	$1,856,532

New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/44	8,290	10,238,399

		$26,918,051

Nursing Home — 0.0%(2)

Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	$490	$498,242

		$498,242

Other Revenue — 1.9%

Build NYC Resource Corp., NY, (YMCA of Greater New York), 4.00%, 8/1/31	$650	$701,896

Build NYC Resource Corp., NY, (YMCA of Greater New York), 4.00%, 8/1/36	875	929,128

Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(8)	6,250	1,125,000

Kalispel Tribe of Indians, WA, Series A, 5.25%, 1/1/38(1)	1,260	1,442,561

Morongo Band of Mission Indians, CA, 5.00%, 10/1/42(1)	2,040	2,296,591

New York City Transitional Finance Authority, NY, (Building Aid), 5.00%, 7/15/37(5)	10,000	11,646,700

Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	5,105	7,449,982

Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	1,860	2,035,528

Will and Kankakee Counties Community Unit School District No. 255-U, IL, 4.00%, 6/1/30	700	795,277

		$28,422,663

Senior Living / Life Care — 10.4%

Albemarle County Economic Development Authority, VA, (Westminster-Canterbury of the Blue Ridge), 5.00%, 1/1/42	$1,350	$1,373,841

Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/37	7,945	8,484,942

Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/38	1,000	1,138,710

Centerville, OH, (Graceworks Lutheran Services), 5.25%, 11/1/37	3,250	3,489,947

Centerville, OH, (Graceworks Lutheran Services), 5.25%, 11/1/47	3,190	3,367,555

Clackamas County Hospital Facility Authority, OR, (Mary’s Woods at Marylhurst), 5.00%, 5/15/48	425	451,163

Clackamas County Hospital Facility Authority, OR, (Rose Villa), 5.25%, 11/15/50	250	269,460

Clackamas County Hospital Facility Authority, OR, (Rose Villa), 5.375%, 11/15/55	300	324,291

Colorado Health Facilities Authority, (Christian Living Neighborhoods), 5.00%, 1/1/38	1,210	1,345,218

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Colorado Health Facilities Authority, (Frasier Meadows Retirement Community), 5.25%, 5/15/37	$750	$875,910

Connecticut Health and Educational Facilities Authority, (Church Home of Hartford, Inc.), 5.00%, 9/1/46(1)	1,000	1,051,580

District of Columbia, (Ingleside at Rock Creek), 5.00%, 7/1/32	1,600	1,679,520

Franklin County Industrial Development Authority, PA, (Menno-Haven, Inc.), 5.00%, 12/1/38	1,000	1,090,050

Hanover County Economic Development Authority, VA, (Covenant Woods), 5.00%, 7/1/38	125	131,716

Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 5.75%, 1/1/28	415	442,133

Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 6.375%, 1/1/33	655	702,763

Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.125%, 11/15/32	525	561,582

Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.25%, 11/15/37	480	512,410

Howard County, MD, (Vantage House), 5.00%, 4/1/36	1,725	1,785,892

Illinois Finance Authority, (Plymouth Place, Inc.), 5.00%, 5/15/37	1,000	1,054,690

Indiana Finance Authority, (Marquette), Prerefunded to 3/1/22, 5.00%, 3/1/39	1,000	1,051,780

Iowa Finance Authority, (Lifespace Communities, Inc.), 4.125%, 5/15/38	1,500	1,631,820

Iowa Finance Authority, (Lifespace Communities, Inc.), 5.00%, 5/15/43	3,250	3,691,740

Iowa Finance Authority, (Lifespace Communities, Inc.), 5.00%, 5/15/55	2,095	2,393,244

Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.25%, 1/1/37	2,500	2,790,000

Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/33(1)	1,550	1,716,439

Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/38(1)	1,010	1,106,556

Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/37(1)	1,000	1,102,320

Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/47(1)	1,280	1,406,221

Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/57(1)	2,410	2,647,650

Massachusetts Development Finance Agency, (Orchard Cove, Inc.), 5.00%, 10/1/39	370	420,779

Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.125%, 2/15/30	25	23,657

Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.), 5.00%, 8/1/40	1,300	1,404,559

Montgomery County Industrial Development Authority, PA, (Whitemarsh Continuing Care Retirement Community), 5.25%, 1/1/48	9,045	9,636,091

12	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.125%, 10/1/34	$2,500	$2,731,975

Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.40%, 10/1/44	1,770	1,903,139

National Finance Authority, NH, (The Vista), 5.25%, 7/1/39(1)	585	613,127

National Finance Authority, NH, (The Vista), 5.625%, 7/1/46(1)	555	587,512

National Finance Authority, NH, (The Vista), 5.75%, 7/1/54(1)	1,745	1,851,777

New Hampshire Health and Education Facilities Authority, (Kendal at Hanover), 5.00%, 10/1/40	565	647,823

New Hampshire Health and Education Facilities Authority, (Kendal at Hanover), 5.00%, 10/1/46	1,000	1,136,330

New Hope Cultural Education Facilities Finance Corp., TX, (Longhorn Village), 5.00%, 1/1/37	6,320	6,888,674

New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 5.00%, 7/1/29	1,285	1,397,823

Norfolk Redevelopment and Housing Authority, VA, (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge), 4.00%, 1/1/25	1,600	1,600,320

Norfolk Redevelopment and Housing Authority, VA, (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge), 4.375%, 1/1/39	1,250	1,294,075

Norfolk Redevelopment and Housing Authority, VA, (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge), 5.00%, 1/1/49	6,000	6,351,660

North Carolina Medical Care Commission, (Deerfield Episcopal Retirement Community, Inc.), 5.00%, 11/1/37	1,675	1,924,290

North Carolina Medical Care Commission, (Pennybyrn at Maryfield), 5.00%, 10/1/45	1,000	1,116,050

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/53	2,485	2,841,647

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/34	75	81,488

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/39	1,190	1,290,948

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.50%, 6/1/49	6,855	7,446,449

Palm Beach County Health Facilities Authority, FL, (Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion), 5.00%, 6/1/55	6,650	7,051,194

Public Finance Authority, WI, (Church Home of Hartford, Inc.), 5.00%, 9/1/30(1)	770	815,984

St. Louis County Industrial Development Authority, MO, (Friendship Village of St. Louis), 5.00%, 9/1/38	1,250	1,406,225

South Carolina Jobs-Economic Development Authority, (South Carolina Episcopal Home at Still Hopes), 5.00%, 4/1/30	1,945	2,130,806

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Tarrant County Cultural Education Facilities Finance Corp., TX, (MRC Stevenson Oaks), 6.625%, 11/15/41	$725	$818,822

Tarrant County Cultural Education Facilities Finance Corp., TX, (MRC Stevenson Oaks), 6.75%, 11/15/51	3,250	3,655,372

Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/34	2,130	2,360,977

Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/44	5,410	5,916,268

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.00%, 12/1/32	450	460,071

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.25%, 12/1/42	1,380	1,408,897

Tempe Industrial Development Authority, AZ, (Mirabella at ASU), 6.125%, 10/1/52(1)	2,850	3,057,936

Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.25%, 7/1/32	1,270	1,306,932

Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.50%, 7/1/42	1,270	1,302,195

Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/39	1,975	2,158,458

Warren County, OH, (Otterbein Homes Obligated Group), 5.50%, 7/1/39	500	539,650

Washington Housing Finance Commission, (Bayview Manor Homes), 5.00%, 7/1/36(1)	1,500	1,609,485

Washington Housing Finance Commission, (Bayview Manor Homes), 5.00%, 7/1/46(1)	1,250	1,327,013

Washington Housing Finance Commission, (Horizon House), 5.00%, 1/1/43(1)	4,000	4,562,480

Washington Housing Finance Commission, (Horizon House), 5.00%, 1/1/48(1)	4,815	5,470,321

Washington Housing Finance Commission, (Transforming Age), 5.00%, 1/1/44(1)	1,385	1,514,539

Washington Housing Finance Commission, (Transforming Age), 5.00%, 1/1/49(1)	695	757,112

Wayzata, MN, (Folkestone Senior Living Community), 4.00%, 8/1/38	175	179,783

Wayzata, MN, (Folkestone Senior Living Community), 4.00%, 8/1/39	125	128,416

Wayzata, MN, (Folkestone Senior Living Community), 4.00%, 8/1/44	815	834,805

Westchester County Local Development Corp., NY, (Kendal on Hudson), 5.00%, 1/1/34	2,630	2,765,708

		$156,400,785

Special Tax Revenue — 5.3%

Aliso Viejo Community Facilities District No. 2005-01, CA, (Glenwood at Aliso Viejo), 5.00%, 9/1/38	$6,985	$7,770,533

Irvine Community Facilities District No. 2013-3, CA, (Great Park), 5.00%, 9/1/39	2,000	2,256,820

13	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

Jurupa Public Financing Authority, CA, 5.00%, 9/1/33	$600	$679,752

Lakewood Ranch Stewardship District, FL, (Villages of Lakewood Ranch South), 5.00%, 5/1/36	4,515	4,955,348

Maryland Economic Development Corp., (Port Covington), 4.00%, 9/1/50	585	640,019

Metropolitan Development and Housing Agency, TN, (Fifth + Broadway Development Project), 5.125%, 6/1/36(1)	900	1,026,252

Michigan Finance Authority, Detroit Financial Recovery Income Tax Revenue, 4.50%, 10/1/29	4,460	4,704,809

New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(7)	1,005	10

New River Community Development District, FL, (Capital Improvements), 5.75%, 5/1/38	1,190	1,193,570

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 5/1/41	3,610	4,235,469

New York Dormitory Authority, Personal Income Tax Revenue, 4.00%, 3/15/46	19,615	23,204,349

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/31/21	2,400	2,419,680

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/37(5)	10,000	11,718,900

Reno, NV, Sales Tax Revenue, 4.00%, 6/1/43	1,250	1,315,200

River Hall Community Development District, FL, (Capital Improvements), 5.45%, 5/1/36	2,415	2,430,094

South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/31	1,500	1,564,575

South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/33	1,000	1,042,040

South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/34	450	468,666

South Village Community Development District, FL, 3.50%, 5/1/32	805	861,116

South Village Community Development District, FL, 3.625%, 5/1/35	500	534,630

South Village Community Development District, FL, 3.75%, 5/1/38	1,020	1,090,380

South Village Community Development District, FL, 4.875%, 5/1/35	500	547,140

South Village Community Development District, FL, 5.00%, 5/1/38	100	109,867

Southern Hills Plantation I Community Development District, FL, Series A1, 5.80%, 5/1/35	1,083	931,903

Southern Hills Plantation I Community Development District, FL, Series A2, 5.80%, 5/1/35(7)	795	633,178

St. Louis Land Clearance for Redevelopment Authority, MO, (Kiel Opera House Renovation), 3.875%, 10/1/35	560	539,605

Winter Garden Village at Fowler Groves Community Development District, FL, 4.125%, 5/1/37	3,405	3,577,736

		$80,451,641

Security	Principal Amount (000’s omitted)	Value

Student Loan — 0.5%

New Jersey Higher Education Student Assistance Authority, (AMT), 4.00%, 12/1/30	$3,990	$4,317,060

New Jersey Higher Education Student Assistance Authority, (AMT), 4.75%, 12/1/43	2,765	2,900,679

		$7,217,739

Transportation — 25.4%

Austin, TX, Airport System Revenue, (AMT), 5.00%, 11/15/41	$2,000	$2,369,280

Broward County, FL, Airport System Revenue, (AMT), 5.00%, 10/1/49	10,000	12,348,000

California Municipal Finance Authority, (LINXS Automated People Mover), (AMT), 5.00%, 12/31/36	1,740	2,137,520

California Municipal Finance Authority, (LINXS Automated People Mover), (AMT), 5.00%, 12/31/37	760	931,433

Central Texas Regional Mobility Authority, 5.00%, 1/1/35	1,100	1,275,307

Central Texas Regional Mobility Authority, Series 2016, 5.00%, 1/1/40	2,375	2,764,239

Chesapeake Bay Bridge and Tunnel Commission, VA, 5.00%, 7/1/46	4,000	4,623,120

Chicago, IL, (O’Hare International Airport), 4.00%, 1/1/35	7,500	9,104,100

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/35	2,500	2,968,400

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/38	5,000	5,903,400

Chicago, IL, (O’Hare International Airport), (AMT), 4.375%, 1/1/40	2,500	2,739,700

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/25	2,555	2,773,912

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/26	2,170	2,355,058

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 7/1/33	500	611,060

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 7/1/38	1,500	1,804,005

Colorado High Performance Transportation Enterprise, (U.S. 36 and I-25 Managed Lanes), (AMT), 5.75%, 1/1/44	2,500	2,711,075

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 4.00%, 11/1/34	8,995	10,990,361

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 4.00%, 11/1/35	3,505	4,267,898

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.25%, 11/1/29	7,000	7,853,790

Eagle County Air Terminal Corp., CO, (AMT), 5.00%, 5/1/37	1,000	1,149,470

Eagle County Air Terminal Corp., CO, (AMT), 5.00%, 5/1/41	4,940	5,635,947

Florida Development Finance Corp., (Brightline Florida Passenger Rail), Green Bonds, (AMT), 7.375%, 1/1/49(1)	13,585	13,266,975

Grand Parkway Transportation Corp., TX, 5.125%, 10/1/43	3,025	3,246,127

Illinois Toll Highway Authority, 4.00%, 1/1/44(5)	13,050	15,174,148

14	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Illinois Toll Highway Authority, 5.00%, 1/1/40(5)	$15,000	$17,765,700

Kansas City Industrial Development Authority, MO, (Kansas City International Airport Terminal Modernization), (AMT), 5.00%, 3/1/46	6,000	7,297,920

Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/28	2,690	1,878,562

Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/29	1,135	903,585

Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/30	500	370,285

Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/31	1,150	790,798

Maryland Economic Development Corp., (Transportation Facilities), 5.00%, 6/1/35	450	525,807

Memphis-Shelby County Airport Authority, TN, (AMT), 5.00%, 7/1/43	7,500	9,047,400

Metropolitan Transportation Authority, NY, Green Bonds, 5.25%, 11/15/55	11,500	14,460,100

Mid-Bay Bridge Authority, FL, 5.00%, 10/1/30	2,050	2,385,442

Mid-Bay Bridge Authority, FL, 5.00%, 10/1/35	5,000	5,744,550

New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AMT), 5.125%, 1/1/34	5,000	5,560,250

New Jersey Transportation Trust Fund Authority, (Transportation Program), 3.00%, 6/15/50	13,305	13,790,499

New Jersey Transportation Trust Fund Authority, (Transportation Program), 4.00%, 6/15/45	3,000	3,470,790

New Jersey Transportation Trust Fund Authority, (Transportation Program), 5.00%, 6/15/44	3,200	3,880,288

New Jersey Transportation Trust Fund Authority, (Transportation Program), 5.25%, 6/15/43	960	1,184,054

New Jersey Turnpike Authority, 5.00%, 1/1/48(5)	5,000	6,217,000

New Orleans Aviation Board, LA, (North Terminal Project), (AMT), 5.00%, 1/1/35	2,000	2,271,500

New Orleans Aviation Board, LA, (North Terminal Project), (AMT), 5.00%, 1/1/43	1,500	1,763,820

New York Thruway Authority, 4.00%, 1/1/50	8,020	9,319,801

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/41	1,705	1,926,957

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/46	7,730	8,705,912

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.25%, 1/1/50	7,520	8,520,762

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), (AMT), 4.00%, 12/1/38	1,800	2,111,868

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), (AMT), 4.00%, 12/1/39	$300	$357,045

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), (AMT), 4.00%, 12/1/41	300	352,029

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), (AMT), 4.00%, 12/1/42	650	764,628

Niagara Frontier Transportation Authority, NY, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/28	470	526,579

North East Texas Regional Mobility Authority, 5.00%, 1/1/41	5,250	6,007,155

North Texas Tollway Authority, Prerefunded to 9/1/21, 5.50%, 9/1/41(5)	10,000	10,312,700

Osceola County, FL, (Osceola Parkway), 5.00%, 10/1/44	2,000	2,457,140

Osceola County, FL, (Osceola Parkway), 5.00%, 10/1/49	2,500	3,051,825

Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	5,495	5,847,614

Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/33(5)	12,080	13,344,172

Port Authority of New York and New Jersey, (AMT), 4.00%, 9/15/43	3,640	4,134,057

Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37(5)	10,000	10,387,800

Port Authority of New York and New Jersey, (AMT), 5.00%, 10/15/35	4,050	4,980,973

Port of New Orleans, LA, (AMT), 5.00%, 4/1/44	6,750	8,426,700

San Joaquin Hills Transportation Corridor Agency, CA, 5.00%, 1/15/44	10,000	11,147,200

San Jose, CA, Airport Revenue, (AMT), 5.00%, 3/1/24	2,135	2,142,771

South Jersey Port Corp., NJ, (AMT), 5.00%, 1/1/42	2,500	2,927,475

South Jersey Port Corp., NJ, (AMT), 5.00%, 1/1/48	5,500	6,374,830

South Jersey Transportation Authority, 5.00%, 11/1/32	2,250	2,569,680

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 4.00%, 12/31/37	315	369,788

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 4.00%, 12/31/38	585	684,860

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 4.00%, 12/31/39	305	356,332

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 5.00%, 12/31/35	375	481,279

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Segment 3C), (AMT), 5.00%, 6/30/58	11,865	14,463,791

15	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/42	$16,430	$18,492,622

Texas Transportation Commission, (State Highway System), 0.00%, 8/1/36	550	328,950

Texas Transportation Commission, (State Highway System), 0.00%, 8/1/46	2,500	855,775

Virginia Small Business Financing Authority, (Transform 66 P3 Project), (AMT), 5.00%, 12/31/52	2,500	2,949,125

		$383,992,870

Water and Sewer — 0.2%

Great Lakes Water Authority, MI, 5.00%, 7/1/49	$1,000	$1,264,490

Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/33	1,905	2,178,425

		$3,442,915

Total Tax-Exempt Municipal Securities — 91.6% (identified cost $1,267,349,749)		$1,384,382,385

Taxable Municipal Securities — 5.3%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(2)

Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(3)	$191	$47,823

		$47,823

Escrowed / Prerefunded — 1.4%

Chicago, IL, Prerefunded to 1/1/25, 7.75%, 1/1/42	$10,316	$13,161,978

St. Johns County Industrial Development Authority, FL, (Westminster St. Augustine), Prerefunded to 8/1/22, 5.50%, 8/1/44	7,495	8,040,261

		$21,202,239

General Obligations — 1.0%

Atlantic City, NJ, 7.50%, 3/1/40	$5,440	$7,839,693

Chicago Board of Education, IL, 5.182%, 12/1/21(9)	325	334,022

Chicago, IL, 7.75%, 1/1/42	4,356	4,915,136

Lakeside School District No. 9, AR, 1.95%, 4/1/40(4)	1,660	1,640,213

Nashua, NH, 2.05%, 1/15/41	1,115	1,115,713

		$15,844,777

Security	Principal Amount (000’s omitted)	Value

Hospital — 1.3%

California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$12,750	$14,325,262

Middleburg Heights, OH, (Southwest General Health Center), 4.074%, 8/1/47	6,000	6,329,100

		$20,654,362

Insured – General Obligations — 0.6%

Addison Fire Protection District No. 1, IL, (BAM), 2.802%, 12/30/39(4)	$760	$774,737

Addison Fire Protection District No. 1, IL, (BAM), 2.842%, 12/30/40(4)	570	580,391

Detroit, MI, (AMBAC), 5.15%, 4/1/25	7,679	7,678,435

		$9,033,563

Special Tax Revenue — 0.3%

Ohio County Commission, WV, (Fort Henry Economic Opportunity Development District - The Highlands), 4.80%, 3/1/36	$1,150	$1,130,013

Ohio County Commission, WV, (Fort Henry Economic Opportunity Development District - The Highlands), 5.25%, 3/1/31	2,905	2,910,694

		$4,040,707

Transportation — 0.6%

New Jersey Transportation Trust Fund Authority, 5.754%, 12/15/28(9)	$7,375	$8,924,709

		$8,924,709

Water and Sewer — 0.1%

Great Lakes Water Authority, MI, 3.473%, 7/1/41	$1,000	$1,066,770

		$1,066,770

Total Taxable Municipal Securities — 5.3% (identified cost $71,522,223)		$80,814,950

Total Investments — 99.2% (identified cost $1,370,124,547)		$1,499,767,892

Other Assets, Less Liabilities — 0.8%		$12,089,493

Net Assets — 100.0%		$1,511,857,385

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

16	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Portfolio of Investments — continued

At January 31, 2021, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	14.9%

Texas	13.1%

Illinois	12.3%

Others, representing less than 10% individually	58.9%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2021, 8.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.2% to 3.7% of total investments.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At January 31, 2021, the aggregate value of these securities is $149,364,325 or 9.9% of the Fund’s net assets.

(2)	Amount is less than 0.05%.

(3)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(4)	When-issued security.

(5)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(6)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at January 31, 2021.

(7)	The issuer is in default on the payment of principal and/or making only partial interest payments.

(8)	Defaulted security. Issuer has defaulted on the payment of interest.

(9)

Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

U.S. 10-Year Treasury Note	(175)	Short	3/22/21	$(23,980,469)	$184,241

U.S. Long Treasury Bond	(112)	Short	3/22/21	(18,896,500)	732,620

					$916,861

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BAM	–	Build America Mutual Assurance Co.

LOC	–	Letter of Credit

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

17	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Statement of Assets and Liabilities

Assets	January 31, 2021

Unaffiliated investments, at value (identified cost, $1,370,124,547)	$1,499,767,892

Cash	85,852,450

Deposits for derivatives collateral — financial futures contracts	666,833

Interest receivable	15,103,059

Receivable for investments sold	18,939,492

Receivable for Fund shares sold	5,130,971

Receivable for variation margin on open financial futures contracts	132,779

Total assets	$1,625,593,476

Liabilities

Payable for floating rate notes issued	$83,131,343

Due to broker for floating rate notes redeemed	7,500,000

Payable for investments purchased	7,852,816

Payable for when-issued securities	9,777,282

Payable for Fund shares redeemed	3,658,318

Distributions payable	561,961

Payable to affiliates:

Investment adviser fee	504,594

Distribution and service fees	170,726

Interest expense and fees payable	127,844

Accrued expenses	451,207

Total liabilities	$113,736,091

Net Assets	$1,511,857,385

Sources of Net Assets

Paid-in capital	$1,434,360,299

Distributable earnings	77,497,086

Net Assets	$1,511,857,385

Class A Shares

Net Assets	$419,256,180

Shares Outstanding	44,796,793

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.36

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$9.83

Class C Shares

Net Assets	$97,724,013

Shares Outstanding	11,289,998

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.66

Class I Shares

Net Assets	$994,877,192

Shares Outstanding	106,192,289

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.37

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

18	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Statement of Operations

Investment Income	Year Ended January 31, 2021

Interest	$56,882,426

Total investment income	$56,882,426

Expenses

Investment adviser fee	$5,603,552

Distribution and service fees

Class A	979,861

Class C	1,140,235

Trustees’ fees and expenses	71,647

Custodian fee	336,578

Transfer and dividend disbursing agent fees	422,831

Legal and accounting services	121,566

Printing and postage	52,295

Registration fees	126,099

Interest expense and fees	878,213

Miscellaneous	136,994

Total expenses	$9,869,871

Net investment income	$47,012,555

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$419,932

Financial futures contracts	(3,802,586)

Net realized loss	$(3,382,654)

Change in unrealized appreciation (depreciation) —

Investments	$2,826,672

Financial futures contracts	1,798,681

Net change in unrealized appreciation (depreciation)	$4,625,353

Net realized and unrealized gain	$1,242,699

Net increase in net assets from operations	$48,255,254

19	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$47,012,555	$46,680,528

Net realized loss	(3,382,654)	(5,266,521)

Net change in unrealized appreciation (depreciation)	4,625,353	86,825,134

Net increase in net assets from operations	$48,255,254	$128,239,141

Distributions to shareholders —

Class A	$(13,637,583)	$(15,283,027)

Class B	—	(3,783)

Class C	(3,120,416)	(4,445,612)

Class I	(31,974,184)	(32,430,422)

Total distributions to shareholders	$(48,732,183)	$(52,162,844)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$99,586,256	$103,363,505

Class B	—	20

Class C	15,591,373	33,713,035

Class I	573,167,384	321,908,835

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	10,952,220	12,835,339

Class B	—	2,289

Class C	2,656,219	3,560,012

Class I	28,139,176	27,425,261

Cost of shares redeemed

Class A	(133,457,451)	(72,809,687)

Class B	—	(10,727)

Class C	(42,512,625)	(21,468,129)

Class I	(486,792,790)	(173,654,812)

Net asset value of shares converted(1)

Class A	15,497,871	10,402,561

Class B	—	(262,764)

Class C	(15,497,871)	(10,139,797)

Net increase in net assets from Fund share transactions	$67,329,762	$234,864,941

Net increase in net assets	$66,852,833	$310,941,238

Net Assets

At beginning of year	$1,445,004,552	$1,134,063,314

At end of year	$1,511,857,385	$1,445,004,552

(1)	Includes the conversion of Class B to Class A shares at the close of business on August 15, 2019 upon the termination of Class B.

20	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Financial Highlights

	Class A
	Year Ended January 31,
	2021		2020	2019	2018	2017

Net asset value — Beginning of year	$9.380		$8.830	$8.880	$8.650	$8.970

Income (Loss) From Operations

Net investment income(1)	$0.303		$0.327	$0.345	$0.337	$0.345

Net realized and unrealized gain (loss)	(0.008	)(2)	0.590	(0.059)	0.229	(0.315)

Total income from operations	$0.295		$0.917	$0.286	$0.566	$0.030

Less Distributions

From net investment income	$(0.315)		$(0.367)	$(0.336)	$(0.336)	$(0.350)

Total distributions	$(0.315)		$(0.367)	$(0.336)	$(0.336)	$(0.350)

Net asset value — End of year	$9.360		$9.380	$8.830	$8.880	$8.650

Total Return(3)	3.31%		10.55%	3.29%	6.63%	0.25%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$419,256		$427,334	$350,923	$344,822	$374,661

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	0.76%		0.76%	0.79%	0.78%	0.79%

Interest and fee expense(4)	0.06%		0.13%	0.17%	0.14%	0.10%

Total expenses	0.82%		0.89%	0.96%	0.92%	0.89%

Net investment income	3.35%		3.57%	3.92%	3.81%	3.83%

Portfolio Turnover	54%		23%	32%	21%	35%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

21	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Financial Highlights — continued

	Class C
	Year Ended January 31,
	2021		2020	2019	2018	2017

Net asset value — Beginning of year	$8.680		$8.170	$8.210	$8.010	$8.300

Income (Loss) From Operations

Net investment income(1)	$0.219		$0.239	$0.252	$0.251	$0.256

Net realized and unrealized gain (loss)	(0.011	)(2)	0.551	(0.042)	0.199	(0.285)

Total income (loss) from operations	$0.208		$0.790	$0.210	$0.450	$(0.029)

Less Distributions

From net investment income	$(0.228)		$(0.280)	$(0.250)	$(0.250)	$(0.261)

Total distributions	$(0.228)		$(0.280)	$(0.250)	$(0.250)	$(0.261)

Net asset value — End of year	$8.660		$8.680	$8.170	$8.210	$8.010

Total Return(3)	2.52%		9.80%	2.60%	5.67%	(0.42)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$97,724		$139,608	$126,049	$173,844	$191,619

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	1.51%		1.51%	1.54%	1.53%	1.54%

Interest and fee expense(4)	0.06%		0.13%	0.17%	0.14%	0.10%

Total expenses	1.57%		1.64%	1.71%	1.67%	1.64%

Net investment income	2.63%		2.82%	3.10%	3.06%	3.07%

Portfolio Turnover	54%		23%	32%	21%	35%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

22	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Financial Highlights — continued

	Class I
	Year Ended January 31,
	2021		2020	2019	2018	2017

Net asset value — Beginning of year	$9.390		$8.840	$8.880	$8.660	$8.980

Income (Loss) From Operations

Net investment income(1)	$0.326		$0.349	$0.364	$0.359	$0.367

Net realized and unrealized gain (loss)	(0.009	)(2)	0.590	(0.046)	0.220	(0.314)

Total income from operations	$0.317		$0.939	$0.318	$0.579	$0.053

Less Distributions

From net investment income	$(0.337)		$(0.389)	$(0.358)	$(0.359)	$(0.373)

Total distributions	$(0.337)		$(0.389)	$(0.358)	$(0.359)	$(0.373)

Net asset value — End of year	$9.370		$9.390	$8.840	$8.880	$8.660

Total Return(3)	3.57%		10.81%	3.67%	6.77%	0.51%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$994,877		$878,062	$656,830	$682,157	$542,623

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	0.51%		0.51%	0.54%	0.53%	0.54%

Interest and fee expense(4)	0.06%		0.13%	0.17%	0.14%	0.10%

Total expenses	0.57%		0.64%	0.71%	0.67%	0.64%

Net investment income	3.59%		3.81%	4.13%	4.04%	4.06%

Portfolio Turnover	54%		23%	32%	21%	35%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

23	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Yield Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide high current income exempt from regular federal income tax. The Fund primarily invests in high yield municipal obligations with maturities of ten years or more. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

24

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 10) at January 31, 2021. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2021, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $83,131,343 and $127,752,825, respectively. The range of interest rates on the Floating Rate Notes outstanding at January 31, 2021 was 0.07% to 0.24%. For the year ended January 31, 2021, the Fund’s average settled Floating Rate Notes outstanding and the average interest rate including fees were $90,250,000 and 0.97%, respectively.

In certain circumstances, the Fund may enter into shortfall and forbearance agreements with brokers by which the Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no shortfalls as of January 31, 2021.

The Fund may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Fund’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Residual interest bonds held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

25

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Notes to Financial Statements — continued

J  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2021 and January 31, 2020 was as follows:

	Year Ended January 31,
	2021	2020

Tax-exempt income	$44,038,788	$48,191,611

Ordinary income	$4,693,395	$3,971,233
As of January 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed tax-exempt income	$819,671

Deferred capital losses	$(52,448,792)

Net unrealized appreciation	$129,688,168

Distributions payable	$(561,961)

At January 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $52,448,792 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2021, $14,778,866 are short-term and $37,669,926 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at January 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,286,948,381

Gross unrealized appreciation	$135,930,850

Gross unrealized depreciation	(6,242,682)

Net unrealized appreciation	$129,688,168

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment

26

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Notes to Financial Statements — continued

advisory agreement and subsequent fee reduction agreements between the Fund and BMR, the fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.3150%	3.1500%

$500 million but less than $750 million	0.2925	2.9250

$750 million but less than $1 billion	0.2700	2.9250

$1 billion but less than $1.5 billion	0.2700	2.7000

$1.5 billion but less than $2 billion	0.2475	2.4750

On average daily net assets of $2 billion or more, the rates are further reduced. The fee reductions cannot be terminated without the consent of a majority of the Trustees and a majority of shareholders. For the year ended January 31, 2021, the investment adviser fee amounted to $5,603,552 or 0.41% of the Fund’s average daily net assets. EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2021, EVM earned $8,356 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $43,402 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2021 amounted to $979,861 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2021, the Fund paid or accrued to EVD $855,176 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2021 amounted to $285,059 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2021, the Fund was informed that EVD received approximately $31,000 and $19,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $768,735,318 and $793,053,615, respectively, for the year ended January 31, 2021.

27

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2021	2020

Sales	11,089,108	11,242,820

Issued to shareholders electing to receive payments of distributions in Fund shares	1,209,516	1,398,710

Redemptions	(14,758,398)	(7,963,249)

Converted from Class B shares	–	29,652

Converted from Class C shares	1,708,340	1,108,666

Net increase (decrease)	(751,434)	5,816,599

Class B		Year Ended January 31, 2020(1)

Sales		2

Issued to shareholders electing to receive payments of distributions in Fund shares		254

Redemptions		(1,161)

Converted to Class A shares		(28,747)

Net decrease		(29,652)

	Year Ended January 31,
Class C	2021	2020

Sales	1,853,527	3,982,352

Issued to shareholders electing to receive payments of distributions in Fund shares	317,612	419,548

Redemptions	(5,122,910)	(2,537,824)

Converted to Class A shares	(1,847,173)	(1,198,351)

Net increase (decrease)	(4,798,944)	665,725

	Year Ended January 31,
Class I	2021	2020

Sales	63,578,798	35,183,871

Issued to shareholders electing to receive payments of distributions in Fund shares	3,101,533	2,985,028

Redemptions	(53,992,591)	(18,970,764)

Net increase	12,687,740	19,198,135

(1)	At the close of business on August 15, 2019, Class B shares were converted into Class A and Class B was terminated.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000

28

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Notes to Financial Statements — continued

was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2021.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at January 31, 2021 is included in the Portfolio of Investments. At January 31, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund enters into U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at January 31, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Futures Contracts	$916,861	$—

(1)

Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended January 31, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Futures Contracts	$(3,802,586)	$1,798,681

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts (short) outstanding during the year ended January 31, 2021, which is indicative of the volume of this derivative type, was approximately $43,227,000.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Notes to Financial Statements — continued

At January 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$34,570,557	$—	$34,570,557

Tax-Exempt Municipal Securities	—	1,384,382,385	—	1,384,382,385

Taxable Municipal Securities	—	80,814,950	—	80,814,950

Total Investments	$—	$1,499,767,892	$—	$1,499,767,892

Futures Contracts	$916,861	$—	$—	$916,861

Total	$916,861	$1,499,767,892	$—	$1,500,684,753

11  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

12  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may have been deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement was approved by the Fund’s shareholders at a joint special meeting of shareholders held on February 18, 2021, and became effective upon the consummation of the transaction on March 1, 2021.

30

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance High Yield Municipal Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

31

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2021, the Fund designates 90.37% of distributions from net investment income as an exempt-interest dividend.

32

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance High Yield Municipal Income Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance High Yield Municipal Income Fund	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

33

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

34

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

35

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any

36

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Board of Trustees’ Contract Approval — continued

undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

37

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), Manager and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Vice-Chairperson of the Board and Trustee	2021 (Vice-Chairperson) 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

38

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

39

Eaton Vance

High Yield Municipal Income Fund

January 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

416    1.31.21

Parametric

TABS Municipal Bond Funds

Annual Report

January 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, the Funds’ adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Funds, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report January 31, 2021

Parametric

TABS Municipal Bond Funds

Parametric

TABS Municipal Bond Funds

January 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began on February 1, 2020, was dominated by the outbreak of a novel coronavirus, which causes the disease known as COVID-19. As the outbreak turned into a global pandemic in the opening months of the period, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Credit markets along with equity markets declined in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures to shore up credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates around zero percent for the foreseeable future and use all the monetary tools at its disposal to support the U.S. economy. These actions helped calm investment markets and initiated a municipal bond rally that began in April and lasted through most of the summer.

The municipal bond rally was also driven by technical market factors, as demand overwhelmed supply. With municipal bonds offering attractive tax-exempt yields versus other fixed-income asset classes, municipal bond funds reported net inflows from May through September 2020, following substantial outflows in March and April.

But midway through August, the municipal rally stalled. Rates hit bottom for the period on August 11, with 10-year municipal bonds yielding 0.58%. From mid-August through October, prices fell and yields rose, driven in part by Congress’ failure to pass a second stimulus bill — $400-$500 billion of which had been projected for state and local government assistance. As issuers rushed to take advantage of low yields in late August and September, increased supply reversed the supply-demand dynamic from earlier in the summer, putting further downward pressure on municipal bond prices and upward pressure on yields.

In November, however, the municipal market reversed course again and closed the period with a strong rally. Joe Biden’s victory in the U.S. presidential election eased the political uncertainties that had dogged investment markets through much of the fall. The announcement that two coronavirus vaccine candidates had proven more than 90% effective in late-stage trials buoyed the markets as well.

In December, municipal bond demand once again exceeded supply, providing an additional tailwind for municipal bond prices. The beginning of the COVID-19 vaccination process and Congress’ passage of a fiscal stimulus bill added more fuel to the rally. While the $900 billion bill failed to provide direct aid to state and local governments, it did include money for some municipal issuers, including schools, colleges, and transportation agencies.

In January 2021, the supply-demand imbalance fueling the rally grew larger, driven by lower issuance of new bonds than the previous January; a large number of bonds maturing or being called; and an acceleration of inflows into tax-exempt municipal funds — driven in part by the anticipation of higher taxes for high-income earners under the new Biden administration.

For the period as a whole, rates declined across the municipal bond yield curve, with the greatest declines occurring at the short end of the curve. The Bloomberg Barclays Municipal Bond Index, a broad measure of the asset class, returned 4.01% during the period — despite a 3.63% decline in March 2020. Reflecting investors’ “flight to quality” in response to the pandemic, municipal bonds with higher credit ratings outperformed lower rated issues during most of the period. But in the final three months of the period, lower rated issuers outperformed as investors appeared to become more comfortable reaching for yield in an ongoing low-yield environment.

Fund Performance

For the 12-month period ended January 31, 2021, Parametric TABS Short-Term Municipal Bond Fund (the Short-Term Fund) returned 4.51% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg Barclays Municipal Managed Money 1-7 Year Bond Index (the 1-7 Year Index), which returned 2.98%.

For the 12-month period ended January 31, 2021, Parametric TABS Intermediate-Term Municipal Bond Fund (the Intermediate-Term Fund) returned 4.49% for Class A shares at NAV, outperforming its primary benchmark, the Bloomberg Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index (the 1-17 Year Index), which returned 4.13%.

Both indexes are unmanaged and returns do not reflect any applicable sales charges, commissions, or expenses.

The Short-Term Fund and Intermediate-Term Fund (the Funds) seek after-tax total returns. The Funds generally invest in investment-grade municipal securities of limited or intermediate durations, as applicable. The Funds pursue after-tax total returns through relative-value trading — a strategy that seeks to take advantage of price and rate differences among similar securities. In addition, each Fund may allocate up to 20% of net assets to municipal obligations that are not exempt from regular federal income tax, direct obligations of the U.S. Treasury, and obligations of U.S. government agencies, instrumentalities and government-sponsored enterprises in order to seek additional value by crossing over from tax-exempt municipal bonds to certain taxable bonds, and vice versa (the crossover-trading strategy), according to which sector the advisor believes to be more attractively valued on an after-tax basis.

During the period, the largest contributors to each Fund’s performance versus its respective index were active security selection — management’s work with credit analysts to select sectors, issuers, and individual bonds in which to invest — and relative-value trading. During the extreme market volatility in March and April 2020, the relatively high credit quality profile of both Funds made them less susceptible to the large outflows that forced many other fixed-income funds to sell bonds at distressed prices to cover investor redemptions. As a result, both Funds had resources available to purchase bonds at attractive prices, and benefit as bond prices recovered during the municipal market rally that began in April and continued for much of the rest of the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

TABS Municipal Bond Funds

January 31, 2021

Management’s Discussion of Fund Performance1 — continued

In particular, both Funds’ security selections and resulting overweight positions in the health care and transportation sectors — two of the hardest-hit sectors during the March-April market downturn — contributed strongly to the Funds’ returns relative to their indexes.

The Funds’ crossover-trading strategy contributed to relative performance as well. Early in the period, management judged that municipal bonds were overvalued relative to U.S. Treasurys, and the Funds traded nearly 20% of their tax-exempt municipal holdings for taxable Treasury bonds. This later provided a boost to relative performance during the March-April market downturn, when Treasurys significantly outperformed municipal bonds. Later as municipal bonds rallied, the crossover-trading strategy was reversed in both Funds.

Fund-Specific Results

For the Short-Term Fund, contributors to performance versus the 1-7 Year Index included active security selections, relative-value trading, and the crossover-trading strategy (as noted above), as well as duration and an allocation to taxable municipal bonds.

To take advantage of the market downturn, in late March 2020 the Short-Term Fund increased its average portfolio duration — or sensitivity to interest-rate changes — to position the Fund with longer duration than the 1-7 Year Index. This helped relative performance because the Short-Term Fund benefited more than the 1-7 Year Index from rising bond prices and declining interest rates during the subsequent market rally. Later, by the end of the second quarter, the Fund’s duration was reduced to approximately the same value as the 1-7 Year Index.

In the third and fourth quarters of 2020, the Short-Term Fund also added an allocation to taxable municipal bonds to take advantage of higher after-tax yields relative to tax-exempt municipal bonds. By period-end, however, the yield advantage had declined and most of the taxable allocation had been sold from the Short-Term Fund.

In contrast, yield-curve positioning detracted from performance of the Short-Term Fund relative to the 1-7 Year Index. As the Short-Term Fund took advantage of buying opportunities during the March-April downturn, many of those opportunities were farther out on the yield curve — 8-10 years — than bonds in the 1-7 Year Index. In the subsequent market rally, however, those longer maturity bonds underperformed the shorter maturity bonds in the 1-7 Year Index.

For the Intermediate-Term Fund, contributors to Fund performance versus the 1-17 Year Index included active security selections, relative-value trading, and the crossover-trading strategy (as noted above), as well as yield-curve positioning and credit quality.

With regard to yield-curve positioning, the Intermediate-Term Fund employed a barbell strategy with a higher concentration of holdings in both very short maturities and in longer maturities — around 20 years — than bonds in the 1-17 Year Index. This combination of holdings outperformed the 1-17 Year Index, which had a higher concentration of its holdings in the middle of its maturity range, around 8 years. The Intermediate-Term Fund’s yield-curve positioning was in part a result of its use of active security selection and relative-value trading, as many of the buying opportunities it found during the period — especially during the March-April downturn — were in longer maturity bonds.

With regard to credit quality, the Intermediate-Term Fund had an overweight position relative to the 1-17 Year Index in lower credit quality A-rated bonds. This contributed to performance versus the 1-17 Year Index because lower credit quality bonds generally outperformed higher credit quality AAA and AA rated bonds during the period.

In contrast, duration detracted from relative performance. The Intermediate-Term Fund had a modestly shorter average duration than the 1-17 Year Index. This hurt relative returns because the Fund benefited less than the 1-17 Year Index from declining interest rates and rising bond prices during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2021

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	03/27/2009	12/31/1998	4.51%	2.09%	2.27%
Class A with 2.25% Maximum Sales Charge	—	—	2.12	1.62	2.04
Class C at NAV	03/27/2009	12/31/1998	3.70	1.35	1.51
Class C with 1% Maximum Sales Charge	—	—	2.70	1.35	1.51
Class I at NAV	03/27/2009	12/31/1998	4.77	2.35	2.53

Bloomberg Barclays Municipal Managed Money 1-7 Year Bond Index	—	—	2.98%	2.22%	2.55%
Bloomberg Barclays 5 Year Municipal Bond Index	—	—	3.38	2.64	3.10

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	03/27/2009	12/31/1998	1.49%	1.42%	1.87%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	1.78	1.45	1.80
Class C After Taxes on Distributions	03/27/2009	12/31/1998	2.07	1.16	1.35
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	1.91	1.11	1.25
Class I After Taxes on Distributions	03/27/2009	12/31/1998	4.13	2.14	2.36
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	3.47	2.08	2.25

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			0.82%	1.57%	0.57%

% Distribution Rates/Yields[5]			Class A	Class C	Class I

Distribution Rate			0.54%	0.00%	0.77%
SEC 30-day Yield			–0.23	–0.74	–0.01

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	01/31/2011	$11,619	N.A.
Class I	$250,000	01/31/2011	$320,969	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2021

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2021

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	02/01/2010	02/01/2010	4.49%	3.03%	4.27%
Class A with 4.75% Maximum Sales Charge	—	—	–0.49	2.03	3.76
Class C at NAV	02/01/2010	02/01/2010	3.70	2.26	3.50
Class C with 1% Maximum Sales Charge	—	—	2.70	2.26	3.50
Class I at NAV	02/01/2010	02/01/2010	4.82	3.30	4.55

Bloomberg Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index	—	—	4.13%	3.45%	4.25%
Bloomberg Barclays 7 Year Municipal Bond Index	—	—	3.84	3.26	4.06

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	02/01/2010	02/01/2010	–0.69%	1.96%	3.65%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	0.45	1.94	3.34
Class C After Taxes on Distributions	02/01/2010	02/01/2010	2.50	2.20	3.39
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	2.07	2.00	2.99
Class I After Taxes on Distributions	02/01/2010	02/01/2010	4.61	3.23	4.44
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	3.74	3.02	4.05

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			0.98%	1.73%	0.73%
Net			0.90	1.65	0.65

% Distribution Rates/Yields[5]			Class A	Class C	Class I

Distribution Rate			1.09%	0.34%	1.34%
SEC 30-day Yield - Subsidized			–0.03	–0.77	0.21
SEC 30-day Yield - Unsubsidized			–0.09	–0.83	0.13

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	01/31/2011	$14,111	N.A.
Class I	$250,000	01/31/2011	$390,223	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2021

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Parametric

TABS Municipal Bond Funds

January 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Managed Money 1-7 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1-7 year maturity component of the Bloomberg Barclays Municipal Managed Money Bond Index. Bloomberg Barclays 5 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 4-6 years. Bloomberg Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1-17 year maturity component of the Bloomberg Barclays Municipal Managed Money Bond Index. Bloomberg Barclays 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest individual federal income tax rates in effect at the time of the distributions and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Effective February 17, 2015, the Parametric TABS Short-Term Municipal Bond Fund changed its name and investment strategy to invest at least 80% of its net assets in a diversified portfolio of municipal obligations, the interest on which is exempt from regular federal income tax. Performance prior to February 17, 2015 reflects the Fund’s performance under its former investment strategy to invest at least 80% of its net assets in a diversified portfolio of municipal obligations that are exempt from regular federal income tax, municipal obligations that are not exempt from regular federal income tax, direct obligations of the U.S. Treasury and/or obligations of U.S. Government agencies, instrumentalities and government-sponsored enterprises.

Effective February 17, 2015, the Parametric TABS Intermediate-Term Municipal Bond Fund changed its name and investment strategy to invest at least 80% of its net assets in a diversified portfolio of municipal obligations, the interest on which is exempt from regular federal income tax. Performance prior to February 17, 2015 reflects the Fund’s performance under its former investment strategy to invest at least 80% of its net assets in a diversified portfolio of municipal obligations that are exempt from regular federal income tax, municipal obligations that are not exempt from regular federal income tax, direct obligations of the U.S. Treasury and/or obligations of U.S. Government agencies, instrumentalities and government-sponsored enterprises.

Effective September 30, 2019, the Parametric TABS Short-Term Municipal Bond Fund changed its primary benchmark from Bloomberg Barclays 5 Year Municipal Bond Index to Bloomberg Barclays Municipal Managed Money 1-7 Year Bond Index because the investment adviser believes that the Bloomberg Barclays Municipal Managed Money 1-7 Year Bond Index better reflects the duration and maturity profile of the investments held by the Fund.

[4]

Source: Fund prospectus. Net expense ratios for the Intermediate-Term Fund reflect a contractual expense reimbursement that continues through 5/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

8

Parametric

TABS Municipal Bond Funds

January 31, 2021

Endnotes and Additional Disclosures — continued

[6]

For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profiles subject to change due to active management.

Additional Information

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

9

Parametric

TABS Municipal Bond Funds

January 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 – January 31, 2021).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Parametric TABS Short-Term Municipal Bond Fund

	Beginning Account Value (8/1/20)	Ending Account Value (1/31/21)	Expenses Paid During Period* (8/1/20 – 1/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,007.20	$4.09	0.81%
Class C	$1,000.00	$1,003.80	$7.76	1.54%
Class I	$1,000.00	$1,008.40	$2.83	0.56%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.10	$4.12	0.81%
Class C	$1,000.00	$1,017.40	$7.81	1.54%
Class I	$1,000.00	$1,022.30	$2.85	0.56%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2020.

10

Parametric

TABS Municipal Bond Funds

January 31, 2021

Fund Expenses — continued

Parametric TABS Intermediate-Term Municipal Bond Fund

	Beginning Account Value (8/1/20)	Ending Account Value (1/31/21)	Expenses Paid During Period* (8/1/20 – 1/31/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,013.10	$4.55	**	0.90%
Class C	$1,000.00	$1,009.20	$8.33	**	1.65%
Class I	$1,000.00	$1,015.10	$3.29	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.57	**	0.90%
Class C	$1,000.00	$1,016.80	$8.36	**	1.65%
Class I	$1,000.00	$1,021.90	$3.30	**	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2020.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

11

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2021

Portfolio of Investments

Tax-Exempt Municipal Securities — 77.9%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.8%

Ohio Water Development Authority, Water Pollution Control Loan Fund, 5.00%, 6/1/25	$2,550	$3,079,431

		$3,079,431

Education — 8.5%

California State University, 5.00%, 11/1/24	$2,500	$2,954,350

Connecticut Health and Educational Facilities Authority, (Sacred Heart University), 5.00%, 7/1/24	250	287,528

Connecticut Health and Educational Facilities Authority, (Sacred Heart University), 5.00%, 7/1/25	250	297,522

Connecticut Health and Educational Facilities Authority, (Sacred Heart University), 5.00%, 7/1/26	250	306,655

Connecticut Health and Educational Facilities Authority, (Yale University), 0.25% to 2/9/24 (Put Date), 7/1/49	2,000	1,999,640

Madison Metropolitan School District, WI, Tax and Revenue Anticipation Notes, 2.00%, 9/2/21	5,100	5,157,069

New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/22	3,495	3,736,400

Southwest Higher Education Authority, Inc., TX, (Southern Methodist University), 5.00%, 10/1/23	225	252,632

University of Michigan, 4.00% to 4/1/24 (Put Date), 4/1/49	3,000	3,285,150

University of New Mexico, (SPA: U.S. Bank, N.A.), 0.05%, 6/1/30(1)	8,000	8,000,000

University of Texas, 5.00%, 8/15/24	1,000	1,171,410

University of Texas, Prerefunded to 8/15/22, 5.00%, 8/15/29	2,000	2,150,380

Virginia College Building Authority, (University of Richmond), (SPA: U.S. Bank, N.A.), 0.04%, 8/1/34(1)	4,050	4,050,000

		$33,648,736

Electric Utilities — 0.3%

American Municipal Power, Inc., OH, (AMP Fremont Energy Center), Prerefunded to 2/15/22, 5.25%, 2/15/27	$115	$121,020

Denton, TX, Utility System Revenue, 5.00%, 12/1/26	1,000	1,258,730

		$1,379,750

Escrowed / Prerefunded — 4.8%

Illinois Development Finance Authority, (Regency Park), Escrowed to Maturity, 0.00%, 7/15/23	$5,000	$4,958,500

Illinois Development Finance Authority, (Regency Park), Escrowed to Maturity, 0.00%, 7/15/25	5,750	5,623,557

Leander Independent School District, TX, (PSF Guaranteed), 2.50% to 3/1/21, 8/15/40(2)	300	301,665

Maryland, Escrowed to Maturity, 5.00%, 3/1/22	50	52,651

Mississippi, (Capital Improvements Projects), Prerefunded to 10/1/21, 5.00%, 10/1/36	400	413,112

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Orange County School Board, FL, Prerefunded to 8/1/22, 5.00%, 8/1/26	$5,000	$5,366,450

Utah Transit Authority, Sales Tax Revenue, Prerefunded to 6/15/22, 5.00%, 6/15/25	1,220	1,301,789

Virginia College Building Authority, (21st Century College and Equipment Programs), Prerefunded to 2/1/22, 4.00%, 2/1/25	1,000	1,038,970

		$19,056,694

General Obligations — 34.0%

Alexandria, VA, 5.00%, 7/1/27	$200	$258,804

Arlington County, VA, Prerefunded to 8/1/21, 4.00%, 8/1/28	390	397,636

Arlington Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/22	1,260	1,324,197

Bothell, WA, Limited Tax General Obligation Bonds, 4.00%, 12/1/25	490	543,131

Brookline, MA, 5.00%, 3/15/25	4,605	5,520,198

California, 1.60%, 12/1/29	2,240	2,318,512

Carteret County, NC, 5.00%, 4/1/25	500	551,200

Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/22	155	154,447

Cleveland Heights-University Heights City School District, OH, 0.00%, 12/1/23	150	147,407

College Station, TX, 5.00%, 2/15/24	230	230,407

Columbus, OH, 5.00%, 4/1/22	1,050	1,110,081

Connecticut, 3.00%, 1/15/32	1,000	1,154,330

Connecticut, 3.00%, 1/15/36	3,250	3,666,845

Coppell Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/25	265	258,826

Coppell Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/26	425	410,265

Crowley Independent School District, TX, (PSF Guaranteed), Prerefunded to 8/1/25, 5.00%, 8/1/45	1,000	1,209,790

Cypress-Fairbanks Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/22	1,355	1,424,037

Delaware, 5.00%, 7/1/21	1,125	1,147,950

Delaware, 5.00%, 1/1/24	1,360	1,552,603

Denton Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/24	3,000	2,968,470

DuPage and Cook Counties Township High School District No. 86, IL, 5.00%, 1/15/25	2,510	2,971,815

Edina, MN, 5.00%, 2/1/30	125	161,485

El Dorado Union High School District, CA, 0.00%, 8/1/21	45	44,937

Ennis Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/30	270	246,699

Florida Board of Education, 5.00%, 6/1/22	8,415	8,967,781

Garland Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/23	3,660	4,021,535

12	See Notes to Financial Statements.

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Garland Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/24	$5,000	$5,727,350

Georgia, 5.00%, 2/1/23	550	603,757

Gilbert, AZ, 4.00%, 7/1/23	10,000	10,925,400

Henrico County, VA, 5.00%, 8/1/27	200	259,126

Houston Independent School District, TX, (PSF Guaranteed), 4.00% to 6/1/23 (Put Date), 6/1/29	1,000	1,085,730

Hutto Independent School District, TX, (PSF Guaranteed), 0.00%, 8/1/22	525	521,955

Joliet Community College District No. 525, IL, 4.00%, 6/1/26	2,080	2,213,120

Kent County, MI, 4.00%, 12/1/24	485	554,117

Lake County Community College District No. 532, IL, 4.00%, 6/1/21	4,230	4,284,059

Lake Washington School District No. 414, WA, 4.00%, 12/1/21	1,420	1,466,207

Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/22	700	698,075

Little Elm Independent School District, TX, (PSF Guaranteed), 0.68% to 8/15/25 (Put Date), 8/15/48	2,000	2,000,180

Massachusetts, 5.00%, 12/1/24	5,000	5,921,950

Massachusetts, 5.00%, 7/1/26	50	62,691

Miami-Dade County, FL, 5.00%, 7/1/26	1,000	1,252,580

Montgomery, AL, 3.00%, 2/1/22	1,685	1,732,500

Mountain View Whisman School District, CA, (Election of 2020), 4.00%, 9/1/32	125	160,164

Mountain View Whisman School District, CA, (Election of 2020), 4.00%, 9/1/33	230	292,259

Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/23	945	940,077

Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/24	900	891,000

New York, NY, 5.00%, 8/1/24	1,250	1,454,350

New York, NY, 5.00%, 8/1/26	1,000	1,246,560

Newport-Mesa Unified School District, CA, (Election of 2005), Prerefunded to 8/1/21, 0.00%, 8/1/46	2,100	348,684

Ohio, 5.00%, 12/15/23	1,000	1,139,810

Oregon, 1.90%, 6/1/30	1,110	1,176,300

Oregon, 1.95%, 12/1/30	380	403,260

Paradise Valley Unified School District No. 69, AZ, 5.00%, 7/1/22	2,080	2,223,957

Pearland, TX, 5.00%, 3/1/23	695	763,312

Pearland, TX, 5.00%, 3/1/24	3,635	4,158,004

Pearland, TX, 5.00%, 3/1/25	1,785	2,120,455

Phoenix, AZ, 5.00%, 7/1/27	1,950	2,430,655

Ridgefield, CT, 5.00%, 7/15/22	2,425	2,597,466

Rose Tree Media School District, PA, 5.00%, 4/1/27	1,000	1,234,040

Salem-Keizer School District No. 24J, OR, 5.00%, (0.00% until 6/15/21), 6/15/35	1,425	1,872,179

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Springfield School District No. 19, OR, 5.00%, 6/15/30	$855	$1,021,263

St. Helens School District No. 502, OR, 0.00%, 6/15/38	1,000	676,380

St. Helens School District No. 502, OR, 5.00%, (0.00% until 6/15/22), 6/15/30	880	1,128,934

Sugar Land, TX, 5.00%, 2/15/23	1,105	1,212,008

Sunnyvale School District, CA, 5.00%, 9/1/27	1,000	1,218,150

Tennessee, 3.00%, 10/1/26	45	45,105

Texas Public Finance Authority, 5.00%, 10/1/22	100	108,162

Travis County, TX, Certificates of Obligation, 2.00%, 3/1/24	125	131,773

Upper Merion Area School District, PA, 2.30%, 2/15/24	15	15,024

Utah, 5.00%, 7/1/22	3,915	4,185,957

Utah, 5.00%, 7/1/23	2,500	2,794,150

Wake County, NC, 5.00%, 4/1/22	1,000	1,057,470

Wauwatosa School District, WI, 5.00%, 9/1/22	105	113,106

West Valley-Mission Community College District, CA, 5.00%, 8/1/25	300	365,805

Williamson County, TN, 5.00%, 4/1/25	3,475	4,166,421

Williamson County, TX, 2.00%, 2/15/25(3)	1,120	1,197,134

Wisconsin, 5.00%, 11/1/25	630	772,241

Wylie Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/23	1,355	1,344,390

Wylie Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/24	1,005	991,634

Wylie Independent School District, TX, (PSF Guaranteed), 2.25% to 8/15/23, 8/15/41(2)	4,525	4,637,672

		$134,707,496

Hospital — 8.3%

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.), 4.00%, 4/1/33	$470	$569,147

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.), 4.00%, 4/1/36	555	665,467

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.), 4.00%, 4/1/39	450	534,722

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.), 4.00%, 4/1/41	500	591,060

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.), 5.00%, 4/1/25	1,100	1,305,766

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.), 5.00%, 4/1/30	650	872,007

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.), 5.00%, 4/1/30	900	1,207,395

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.), 5.00%, 4/1/40	400	516,532

Indiana Finance Authority, (Community Foundation of Northwest Indiana Obligated Group), 5.00%, 9/1/25	650	783,549

Missouri Health and Educational Facilities Authority, (Mercy Health), 5.00%, 6/1/26	2,500	3,074,150

13	See Notes to Financial Statements.

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Missouri Health and Educational Facilities Authority, (Mercy Health), 5.00%, 6/1/27	$3,500	$4,423,020

New York Dormitory Authority, (Maimonides Medical Center), 3.00%, 8/1/38	610	683,163

New York Dormitory Authority, (Maimonides Medical Center), 3.00%, 8/1/40	200	222,892

New York Dormitory Authority, (Maimonides Medical Center), 4.00%, 8/1/31	350	422,030

New York Dormitory Authority, (Maimonides Medical Center), 5.00%, 2/1/26	250	310,275

New York Dormitory Authority, (Maimonides Medical Center), 5.00%, 8/1/26	300	378,432

New York Dormitory Authority, (Maimonides Medical Center), 5.00%, 2/1/27	180	230,584

Pennsylvania Economic Development Financing Authority, (UPMC), 4.00%, 3/15/34	1,270	1,457,350

University of Colorado Hospital Authority, (SPA: TD Bank, N.A.), 0.04%, 11/15/39(1)	7,725	7,725,000

Wisconsin Health and Educational Facilities Authority, (Advocate Aurora Health Credit Group), 5.00% to 1/31/24 (Put Date), 8/15/54	6,000	6,832,860

		$32,805,401

Housing — 1.1%

Connecticut Housing Finance Authority, 1.85%, 11/15/31	$390	$398,030

New York Dormitory Authority, (State University Dormitory Facilities), Prerefunded to 7/1/22, 5.00%, 7/1/26	135	144,384

New York Housing Finance Agency, Green Bonds, 2.75%, 11/1/22	3,025	3,028,509

New York Housing Finance Agency, Sustainability Bonds, 1.10%, 5/1/26	835	841,939

		$4,412,862

Insured – General Obligations — 0.1%

Washington, (NPFG), 0.00%, 6/1/21	$620	$619,672

		$619,672

Insured – Housing — 0.0%(4)

Minnesota Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.35%, 7/1/21	$120	$120,927

		$120,927

Insured – Lease Revenue / Certificates of Participation — 0.1%

Conotton Valley Union Local School District, OH, (MAC), 5.00%, 12/1/26	$300	$363,723

		$363,723

Security	Principal Amount (000’s omitted)	Value

Insured – Water and Sewer — 0.1%

Harris County Municipal Utility District No. 374, TX, (BAM), 3.00%, 9/1/26	$310	$343,328

		$343,328

Lease Revenue / Certificates of Participation — 4.8%

Arizona, Certificates of Participation, 5.00%, 10/1/24	$2,000	$2,346,000

Colorado, (Rural Colorado), 5.00%, 12/15/25	6,000	7,348,980

Harnett County, NC, Limited Obligation Bonds, 4.00%, 12/1/23	1,650	1,825,048

Malibu, CA, 5.00%, 11/1/38	275	275,985

Malibu, CA, 5.00%, 11/1/43	225	225,774

Malibu, CA, 5.00%, 11/1/48	375	376,264

Palm Beach County School Board, FL, 5.00%, 8/1/31	5,000	5,940,600

Volusia County School Board, FL, 5.00%, 8/1/21	325	332,816

Wisconsin, Certificates of Participation, 4.00%, 3/1/21	230	230,727

		$18,902,194

Other Revenue — 6.2%

Battery Park City Authority, NY, (SPA: TD Bank, N.A.), 0.04%, 11/1/38(1)	$15,000	$15,000,000

California Public Works Board, 5.00%, 9/1/39	5,000	5,785,750

Johnson County Public Building Commission, KS, (Courthouse and Medical Examiner’s Facility), 5.00%, 9/1/25	3,025	3,691,105

		$24,476,855

Special Tax Revenue — 5.0%

District of Columbia, Income Tax Revenue, 5.00%, 10/1/22	$1,500	$1,622,430

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 5/1/27	1,090	1,330,334

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 11/1/23	1,000	1,133,350

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/24	1,500	1,718,760

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/25	170	202,451

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/28	5,770	6,976,853

New York State Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/22	2,750	2,901,030

North Houston Development Corp., TX, Tax Increment Contract Revenue, 5.00%, 9/1/25	1,725	2,035,552

Sales Tax Asset Receivable Corp., 5.00%, 10/15/27	1,500	1,760,940

		$19,681,700

14	See Notes to Financial Statements.

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation — 2.2%

Rhode Island Commerce Corp., (Rhode Island Department of Transportation), 5.00%, 5/15/29	$5,000	$6,574,200

Wisconsin, Transportation Revenue, 5.00%, 7/1/24	2,000	2,326,080

		$8,900,280

Water and Sewer — 1.6%

Kansas City, MO, Sanitary Sewer System Revenue, 5.00%, 1/1/25	$500	$592,195

North Texas Municipal Water District, 5.00%, 9/1/24	1,120	1,283,386

Raleigh, NC, Combined Enterprise System Revenue, 5.00%, 3/1/26	360	447,210

San Francisco City and County Public Utilities Commission, CA, Wastewater Revenue, Green Bonds, 2.125% to 10/1/23 (Put Date), 10/1/48	2,500	2,598,250

Stamford, CT, (Water Pollution Control System), 5.00%, 8/15/24	1,155	1,349,409

		$6,270,450

Total Tax-Exempt Municipal Securities — 77.9% (identified cost $296,947,141)		$308,769,499

Taxable Municipal Securities — 3.6%
Security	Principal Amount (000’s omitted)	Value

Education — 0.3%

University of Arkansas, 0.656%, 10/1/23	$45	$45,360

University of Oklahoma, 2.296%, 7/1/31	1,000	1,040,010

		$1,085,370

General Obligations — 0.9%

East Windsor Regional School District, NJ, 1.376%, 3/1/27(3)	$500	$500,265

East Windsor Regional School District, NJ, 1.789%, 3/1/29(3)	720	720,634

New York, NY, 1.623%, 8/1/28	2,500	2,524,275

		$3,745,174

Special Tax Revenue — 0.2%

Miami-Dade County, FL, Special Obligation Bonds, 1.936%, 10/1/28	$1,000	$1,024,340

		$1,024,340

Transportation — 2.2%

Chicago, IL, (O’Hare International Airport), 1.704%, 1/1/26	$4,830	$4,964,370

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Denver City and County, CO, Airport System Revenue, 1.572%, 11/15/26	$3,625	$3,637,905

		$8,602,275

Total Taxable Municipal Securities — 3.6% (identified cost $14,220,000)		$14,457,159

U.S. Treasury Obligations — 13.4%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Note, 0.375%, 12/31/25	$6,000	$5,987,344

U.S. Treasury Note, 0.50%, 5/31/27	16,943	16,782,174

U.S. Treasury Note, 0.625%, 12/31/27	2,300	2,280,594

U.S. Treasury Note, 1.625%, 9/30/26	2,445	2,592,655

U.S. Treasury Note, 1.625%, 10/31/26	19,176	20,337,047

U.S. Treasury Note, 1.625%, 8/15/29	736	777,572

U.S. Treasury Note, 2.875%, 8/15/28	3,630	4,175,634

Total U.S. Treasury Obligations — 13.4% (identified cost $52,788,780)		$52,933,020

Total Investments — 94.9% (identified cost $363,955,921)		$376,159,678

Other Assets, Less Liabilities — 5.1%		$20,318,329

Net Assets — 100.0%		$396,478,007

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2021, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	12.0%

New York	10.7%

Others, representing less than 10% individually	72.2%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2021, 0.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 0.2% of total investments.

(1)

Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, is determined by the remarketing agent and represents the rate in effect at January 31, 2021.

15	See Notes to Financial Statements.

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2021

Portfolio of Investments — continued

(2)	Multi-step coupon security. Interest rate represents the rate in effect at January 31, 2021.

(3)	When-issued security.

(4)	Amount is less than 0.05%.

Abbreviations:

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

MAC	–	Municipal Assurance Corp.

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

SPA	–	Standby Bond Purchase Agreement

16	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2021

Portfolio of Investments

Tax-Exempt Municipal Securities — 87.7%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.2%

Alaska Municipal Bond Bank Authority, 5.00%, 3/1/30	$1,145	$1,330,330

		$1,330,330

Education — 2.4%

Connecticut Health and Educational Facilities Authority, (Westminster School), 4.00%, 7/1/38	$2,050	$2,353,974

Connecticut Health and Educational Facilities Authority, (Yale University), 0.25% to 2/9/24 (Put Date), 7/1/37	2,365	2,364,007

Los Ranchos de Albuquerque, NM, (Albuquerque Academy), 4.00%, 9/1/40	600	694,020

Nevada System of Higher Education, 5.00%, 7/1/23	500	554,715

New Jersey Educational Facilities Authority, (Princeton University), 4.00%, 7/1/27	590	663,903

South Dakota Health and Educational Facilities Authority, (Vocation Education Program), 5.00%, 8/1/27	1,200	1,441,068

University of Hawaii, 3.00%, 10/1/31	2,485	2,906,854

University of Michigan, 4.00%, 4/1/38	1,000	1,243,150

University of Michigan, 4.00%, 4/1/40	750	927,060

Virginia Commonwealth University, 4.00%, 11/1/32	1,285	1,575,179

Zionsville Community Schools Building Corp., IN, 5.00%, 7/15/25	350	406,094

		$15,130,024

Electric Utilities — 3.0%

Garland, TX, Electric Utility System Revenue, 4.00%, 3/1/32	$1,015	$1,254,134

Garland, TX, Electric Utility System Revenue, 4.00%, 3/1/33	1,055	1,296,173

Garland, TX, Electric Utility System Revenue, 4.00%, 3/1/34	375	458,933

Garland, TX, Electric Utility System Revenue, 4.00%, 3/1/35	375	457,811

New Braunfels, TX, Utility System Revenue, 4.00%, 7/1/33	1,070	1,298,178

North Carolina Municipal Power Agency Number 1, (Catawba), 5.00%, 1/1/23	1,485	1,607,364

Omaha Public Power District, NE, Prerefunded to 2/1/22, 5.00%, 2/1/29	810	849,633

Springfield Electric System Revenue, IL, 5.00%, 3/1/27	3,000	3,521,100

Springfield Electric System Revenue, IL, 5.00%, 3/1/28	3,475	4,069,433

Springfield Electric System Revenue, IL, 5.00%, 3/1/29	3,325	3,886,459

		$18,699,218

Escrowed / Prerefunded — 0.9%

Massachusetts School Building Authority, Dedicated Sales Tax Revenue, Prerefunded to 5/15/23, 5.00%, 5/15/33	$2,000	$2,222,260

Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), Prerefunded to 8/15/22, 5.00%, 8/15/32	2,885	3,099,615

		$5,321,875

Security	Principal Amount (000’s omitted)	Value

General Obligations — 35.5%

Adams 12 Five Star Schools, CO, 5.00%, 12/15/28	$5,000	$6,293,950

Adams 12 Five Star Schools, CO, 5.00%, 12/15/30	5,000	6,238,200

Anchorage, AK, 5.00%, 9/1/28	1,835	2,200,936

Batavia, IL, 4.00%, 11/1/24	755	803,426

Brookline, MA, 5.00%, 3/15/30	2,500	3,350,925

California, 4.00%, 8/1/36	2,025	2,368,562

California, 0.47%, (SIFMA + 0.43%), 12/1/23 (Put Date), 12/1/29(1)	23,160	23,167,874

Cape May County, NJ, 3.00%, 10/1/29	3,095	3,431,612

Cape May County, NJ, 3.00%, 10/1/30	2,250	2,478,083

Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/36	1,035	701,171

Cleveland Municipal School District, OH, 5.00%, 12/1/32	4,900	5,396,321

Collin County Community College District, TX, 4.00%, 8/15/35	775	953,242

Connecticut, 3.00%, 1/15/32	3,000	3,462,990

Connecticut, 3.00%, 1/15/35	2,000	2,265,240

Crystal Lake, IL, 4.00%, 12/15/23	455	486,113

Cypress-Fairbanks Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/35	250	295,805

Dallas County, TX, 5.00%, 8/15/29	5,200	6,518,616

Decatur, IL, 5.00%, 3/1/23	1,030	1,119,528

Denton County, TX, 4.00%, 7/15/30	1,000	1,229,970

Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/26	1,000	961,690

Glendale Unified School District, CA, 0.00%, 9/1/30	5,280	4,060,320

Greensboro, NC, 5.00%, 2/1/28	1,790	2,234,690

Hawaii County, HI, 5.00%, 9/1/24	1,000	1,167,240

Homewood, AL, 5.00%, 9/1/32	1,070	1,307,925

Katy Independent School District, TX, (PSF Guaranteed), 0.365%, (67% of 1 mo. USD LIBOR + 0.28%), 8/16/21 (Put Date), 8/15/36(1)	480	480,005

La Grange Park District, IL, 5.00%, 12/1/22	440	476,287

Lakeland, FL, 5.00%, 10/1/31	1,860	2,195,265

Long Beach Unified School District, CA, (Election of 2008), 0.00%, 8/1/31	1,675	1,232,683

Long Beach Unified School District, CA, (Election of 2008), 0.00%, 8/1/32	1,500	1,055,355

Los Angeles Community College District, CA, (Election of 2008), 4.00%, 8/1/34	5,000	5,849,250

Los Angeles Unified School District, CA, 4.00%, 7/1/33	1,000	1,262,990

Los Angeles Unified School District, CA, 4.00%, 7/1/36	2,000	2,474,600

Los Angeles Unified School District, CA, 4.00%, 7/1/38	6,550	8,046,937

Lower Merion School District, PA, 4.00%, 11/15/30	5,000	6,212,250

Lower Merion School District, PA, 4.00%, 11/15/31	10,000	12,370,100

Macomb County, MI, 4.00%, 5/1/24	1,000	1,120,530

Madison County, TN, 5.00%, 5/1/23	1,115	1,235,108

17	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Morris Township, NJ, 3.00%, 11/1/29	$185	$207,836

Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/25	2,115	2,075,534

Neshaminy School District, PA, 4.00%, 11/1/26	660	727,465

New Hampshire, 4.00%, 12/1/32	2,085	2,524,622

New Hampshire, 5.00%, 12/1/31	1,890	2,649,723

New Jersey, 4.00%, 6/1/31	8,450	10,631,874

New Jersey, 5.00%, 6/1/26	3,500	4,307,940

New Jersey, 5.00%, 6/1/27	3,000	3,784,800

New York, NY, 4.00%, 8/1/36	2,210	2,702,653

Ocean City, NJ, 2.00%, 10/15/29	2,530	2,708,365

Pennsylvania, 4.00%, 6/1/30	1,400	1,462,482

Port of Seattle, WA, Limited Tax General Obligation Bonds, 5.00%, 6/1/28	4,045	4,661,134

Rowland Unified School District, CA, (Election of 2012), 0.00%, 8/1/33	2,735	1,740,855

San Diego Community College District, CA, 4.00%, 8/1/32	5,000	5,906,450

San Dieguito Union High School District, CA, (Election of 2012), 4.00%, 8/1/42	8,075	9,526,158

San Francisco Bay Area Rapid Transit District, CA, 4.00%, 8/1/33	1,350	1,555,187

San Juan Unified School District, CA, (Election of 2012), 4.00%, 8/1/31	3,250	3,829,508

South Suburban Park and Recreation District, CO, 5.00%, 12/15/29	1,120	1,525,182

Southfield, MI, 4.00%, 5/1/27	1,015	1,223,501

Southfield, MI, 4.00%, 5/1/28	1,160	1,419,156

St. Mary’s County, MD, 5.00%, 5/1/27	1,290	1,652,051

Texas, 4.00%, 8/26/21	10,000	10,224,300

Township High School District No. 204, IL, 4.25%, 12/15/22	1,230	1,315,239

Virginia, 3.00%, 6/1/32	2,155	2,547,232

Washington, 5.00%, 8/1/35	7,500	8,641,050

Wickliffe School District, OH, 4.00%, 12/1/33	300	362,775

Wylie Independent School District, TX, (PSF Guaranteed), 6.50%, 8/15/26	700	852,572

Zeeland Public Schools, MI, 5.00%, 5/1/24	1,000	1,152,140

		$218,423,573

Hospital — 6.1%

California Health Facilities Financing Authority, (El Camino Hospital), 5.00%, 2/1/33	$1,000	$1,224,710

Carroll City-County Hospital Authority, GA, (Tanner Medical Center, Inc.), 5.00%, 7/1/34	2,560	3,002,240

Geisinger Authority, PA, (Geisinger Health System), 4.00%, 4/1/39	5,000	6,011,650

Illinois Finance Authority, (Northwestern Memorial HealthCare), 4.00%, 8/15/42	1,000	1,037,790

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Kansas Development Finance Authority, (Adventist Health System), 5.00%, 11/15/28	$5,090	$5,383,031

Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/24	800	890,264

Michigan Finance Authority, (McLaren Health Care), 0.54%, (SIFMA + 0.50%), 8/9/21 (Put Date), 10/15/38(1)	2,000	2,000,660

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/24	215	237,642

Montgomery County, OH, (Kettering Health Network Obligated Group), 3.00%, 8/1/34(2)	300	334,692

Montgomery County, OH, (Kettering Health Network Obligated Group), 5.00%, 8/1/31(2)	500	679,860

Montgomery County, OH, (Kettering Health Network Obligated Group), 5.00%, 8/1/35(2)	550	732,518

Montgomery County, OH, (Kettering Health Network Obligated Group), 5.00%, 8/1/36(2)	450	597,087

New York City Health and Hospitals Corp., NY, 5.00%, 2/15/27	2,675	3,383,046

North Carolina Medical Care Commission, (CaroMont Health), 4.00%, 2/1/36(2)	1,625	2,025,156

Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania Health System), 4.00%, 8/15/34	1,360	1,638,242

Richmond County Hospital Authority, GA, (University Health Services, Inc.), 4.00%, 1/1/36	1,100	1,235,223

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/24	520	594,703

St. Paul Housing and Redevelopment Authority, MN, (HealthPartners Obligated Group), 5.00%, 7/1/30	600	708,468

Tampa, FL, (H. Lee Moffitt Cancer Center), 4.00%, 7/1/38	250	296,948

Tampa, FL, (H. Lee Moffitt Cancer Center), 4.00%, 7/1/39	400	473,904

Tampa, FL, (H. Lee Moffitt Cancer Center), 5.00%, 7/1/35	200	259,276

Tampa, FL, (H. Lee Moffitt Cancer Center), 5.00%, 7/1/36	450	581,301

Tampa, FL, (H. Lee Moffitt Cancer Center), 5.00%, 7/1/40	1,000	1,273,710

University of North Carolina Hospitals at Chapel Hill, 5.00%, 2/1/33	1,540	1,974,711

Yuma Industrial Development Authority, AZ, (Yuma Regional Medical Center), 5.00%, 8/1/22	1,000	1,065,480

		$37,642,312

Housing — 1.4%

Massachusetts Housing Finance Agency, 1.45% to 12/1/22 (Put Date), 12/1/49	$1,800	$1,823,004

New York Mortgage Agency, 2.05%, 4/1/28	1,000	1,067,400

New York Mortgage Agency, 2.15%, 4/1/29	1,390	1,489,287

New York Mortgage Agency, 2.25%, 4/1/30	1,000	1,065,620

New York Mortgage Agency, 2.35%, 4/1/31	1,835	1,956,110

New York Mortgage Agency, 2.40%, 10/1/31	1,130	1,205,925

		$8,607,346

18	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 1.8%

Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/33	$3,535	$2,254,835

San Mateo County Community College District, CA, (Election of 2005), (NPFG), 0.00%, 9/1/29	5,000	4,597,950

Yonkers, NY, (BAM), 4.00%, 5/1/34	795	967,149

Yonkers, NY, (BAM), 4.00%, 5/1/34	1,855	2,232,938

Yonkers, NY, (BAM), 4.00%, 5/1/35	750	898,470

		$10,951,342

Insured – Water and Sewer — 0.5%

Pittsburgh Water and Sewer Authority, PA, (AGM), 0.69%, (SIFMA + 0.65%), 12/1/23 (Put Date), 9/1/40(1)	$3,000	$3,007,740

		$3,007,740

Lease Revenue / Certificates of Participation — 2.4%

Aspen Fire Protection District, CO, 4.00%, 12/1/24	$130	$147,460

Aspen Fire Protection District, CO, 4.00%, 12/1/27	235	284,804

Aspen Fire Protection District, CO, 4.00%, 12/1/28	225	276,530

Oklahoma County Finance Authority, OK, (Deer Creek Public Schools), 5.00%, 12/1/26	1,410	1,705,014

Orange County School Board, FL, 5.00%, 8/1/26	4,300	5,328,517

Palo Alto, CA, (California Avenue Parking Garage), 5.00%, 11/1/36	1,295	1,649,493

Palo Alto, CA, (California Avenue Parking Garage), 5.00%, 11/1/37	260	330,322

Palo Alto, CA, (California Avenue Parking Garage), 5.00%, 11/1/38	420	531,611

Palo Alto, CA, (California Avenue Parking Garage), 5.00%, 11/1/39	425	536,924

South Dakota Building Authority, Prerefunded to 6/1/24, 5.00%, 6/1/26	1,000	1,160,340

South Dakota Building Authority, Prerefunded to 6/1/24, 5.00%, 6/1/32	1,500	1,740,510

Virginia Public Building Authority, 4.00%, 8/1/35	800	989,160

		$14,680,685

Other Revenue — 11.9%

Bexar County, TX, Motor Vehicle Rental Tax Revenue, 4.00%, 8/15/36	$1,000	$1,155,320

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/30	1,055	1,273,491

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/31	965	1,163,317

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/35	380	454,294

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/36	$450	$536,801

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00% to 6/1/25 (Put Date), 12/1/49	5,000	5,712,050

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00% to 2/1/28 (Put Date), 2/1/50	16,500	19,834,320

Lancaster Port Authority, OH, Gas Supply Revenue, (Liq: Royal Bank of Canada), 5.00% to 2/1/25 (Put Date), 8/1/49	5,000	5,884,300

Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 12/1/33	2,425	3,107,734

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, (Liq: Royal Bank of Canada), 0.61%, (SIFMA + 0.57%), 12/1/23 (Put Date), 8/1/48(1)	8,000	8,020,080

Orange County, FL, Tourist Development Tax Revenue, 4.00%, 10/1/32	4,585	5,351,199

Patriots Energy Group Financing Agency, SC, Gas Supply Revenue, (Liq: Royal Bank of Canada), 4.00% to 2/1/24 (Put Date), 10/1/48	10,000	11,031,700

Prince William County Industrial Development Authority, VA, 5.00%, 10/1/28	1,390	1,840,054

San Diego Association of Governments, CA, (Mid-Coast Corridor Transit), Green Bonds, 1.80%, 11/15/27	1,000	1,044,230

Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/31(2)	5,000	6,791,250

		$73,200,140

Senior Living / Life Care — 0.3%

Colorado Health Facilities Authority, (Covenant Living Communities and Services), 4.00%, 12/1/40	$500	$570,115

North Carolina Medical Care Commission, (Deerfield Episcopal Retirement Community, Inc.), 5.00%, 11/1/31	1,000	1,174,240

		$1,744,355

Special Tax Revenue — 3.5%

Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, Green Bonds, 5.00%, 6/1/34	$2,500	$3,164,950

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 5/1/37	3,760	4,579,718

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 5/1/38	2,500	3,030,875

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 11/1/31	3,220	3,485,682

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/31/21	1,500	1,512,300

Queen Creek, AZ, Excise Tax and State Shared Revenue, 4.00%, 8/1/37	1,300	1,602,588

19	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

Queen Creek, AZ, Excise Tax and State Shared Revenue, 4.00%, 8/1/38	$1,915	$2,353,803

Queen Creek, AZ, Excise Tax and State Shared Revenue, 4.00%, 8/1/39	1,560	1,912,638

		$21,642,554

Transportation — 11.6%

Central Texas Regional Mobility Authority, 4.00%, 1/1/34	$900	$1,083,456

Central Texas Regional Mobility Authority, 5.00%, 1/1/35	850	1,103,504

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/33	1,000	1,157,670

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/34	2,500	3,253,325

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/34	1,000	1,156,000

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/33	3,750	4,641,112

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/34	3,750	4,625,737

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/37	1,500	1,839,540

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/32	3,825	4,301,595

El Paso, TX, (El Paso International Airport), 5.00%, 8/15/22	655	702,147

El Paso, TX, (El Paso International Airport), 5.00%, 8/15/33	955	1,254,536

Florida Department of Transportation, 5.00%, 7/1/28	2,455	3,078,103

Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	1,000	1,194,110

Illinois Toll Highway Authority, 5.00%, 1/1/33	100	119,921

Louisiana Transportation Authority, Prerefunded to 8/15/23, 5.00%, 8/15/30	1,885	2,114,291

Louisiana Transportation Authority, Prerefunded to 8/15/23, 5.00%, 8/15/31	1,230	1,379,617

Louisiana Transportation Authority, Prerefunded to 8/15/23, 5.00%, 8/15/32	1,090	1,222,588

Massachusetts Department of Transportation, 5.00%, 1/1/31	1,965	2,570,063

Metropolitan Transportation Authority, NY, 5.00%, 11/15/28	2,560	3,001,984

Metropolitan Transportation Authority, NY, 5.00%, 11/15/29	5,965	6,993,366

Metropolitan Transportation Authority, NY, 5.00%, 11/15/29	1,390	1,662,885

Metropolitan Transportation Authority, NY, 5.00%, 11/15/29	1,530	1,830,370

Metropolitan Transportation Authority, NY, Green Bonds, 5.00%, 11/15/25	3,480	4,084,372

Port Authority of New York and New Jersey, 4.00%, 7/15/38	3,000	3,634,650

Port Authority of New York and New Jersey, 4.00%, 7/15/39	2,000	2,415,020

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/35	1,835	2,316,853

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/36	1,615	2,033,156

Triborough Bridge and Tunnel Authority, NY, 0.42% (67% of SOFR + 0.38%), 2/1/24 (Put Date), 1/1/32(1)	3,000	3,000,810

Wayne County Airport Authority, MI, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/34	3,000	3,807,810

		$71,578,591

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 6.2%

Cherokee County Water and Sewerage Authority, GA, 5.00%, 8/1/26	$1,650	$2,073,159

Cherokee County Water and Sewerage Authority, GA, 5.00%, 8/1/27	1,200	1,552,968

East Bay Municipal Utility District, CA, Water System Revenue, 5.00%, 6/1/30	3,870	4,640,091

Eastern Municipal Water District Financing Authority, CA, 4.00%, 7/1/37	1,050	1,320,091

Garland, TX, Water and Sewer System Revenue, 4.00%, 3/1/31	1,370	1,682,072

Hamilton County, OH, Sewer System, 5.00%, 12/1/24	1,000	1,134,590

Kansas City, MO, Sanitary Sewer System Revenue, 5.00%, 1/1/30	600	772,578

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 4.00%, 6/15/36	6,000	7,264,800

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), Series EE, 5.00%, 6/15/35	1,155	1,279,105

Portland, OR, Water System Revenue, 4.00%, 5/1/38	2,560	3,105,152

Rancho California Water District Financing Authority, 4.00%, 8/1/37	2,275	2,817,383

Rancho California Water District Financing Authority, 4.00%, 8/1/38	4,500	5,539,995

San Diego Public Facilities Financing Authority, CA, Water Revenue, 4.00%, 8/1/38	1,000	1,252,330

San Diego Public Facilities Financing Authority, CA, Water Revenue, 4.00%, 8/1/39	1,000	1,249,170

San Diego Public Facilities Financing Authority, CA, Water Revenue, 4.00%, 8/1/40	250	311,243

Westmoreland County Municipal Authority, PA, Water and Sewer Revenue, Prerefunded to 8/15/23, 5.00%, 8/15/31	1,735	1,946,045

		$37,940,772

Total Tax-Exempt Municipal Securities — 87.7% (identified cost $500,722,841)		$539,900,857

Taxable Municipal Securities — 0.2%
Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 0.2%

Successor Agency to San Diego Redevelopment Agency, CA, 3.625%, 9/1/25	$500	$566,570

Successor Agency to San Diego Redevelopment Agency, CA, 3.75%, 9/1/26	625	709,825

Total Taxable Municipal Securities — 0.2% (identified cost $1,122,382)		$1,276,395

20	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2021

Portfolio of Investments — continued

U.S. Treasury Obligations — 4.8%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Note, 0.75%, 1/31/28	$20,000	$19,978,120

U.S. Treasury Note, 0.875%, 11/15/30	10,000	9,813,281

Total U.S. Treasury Obligations — 4.8% (identified cost $29,762,500)		$29,791,401

Total Investments — 92.7% (identified cost $531,607,723)		$570,968,653

Other Assets, Less Liabilities — 7.3%		$44,895,699

Net Assets — 100.0%		$615,864,352

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2021, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

California	17.7%

New York	10.5%

Others, representing less than 10% individually	64.5%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2021, 2.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.7% to 0.9% of total investments.

(1)	Variable rate security. The stated interest rate represents the rate in effect at January 31, 2021.

(2)	When-issued security.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

LIBOR	–	London Interbank Offered Rate

Liq	–	Liquidity Provider

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SOFR	–	Secured Overnight Financing Rate

USD	–	United States Dollar

21	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2021

Statements of Assets and Liabilities

	January 31, 2021
Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Investments —

Identified cost	$363,955,921	$531,607,723

Unrealized appreciation	12,203,757	39,360,930

Investments, at value	$376,159,678	$570,968,653

Cash	$19,246,789	$83,189,996

Interest receivable	2,748,234	5,151,193

Receivable for investments sold	27,158,684	3,319,656

Receivable for Fund shares sold	1,195,147	1,229,114

Receivable from affiliates	—	53,914

Total assets	$426,508,532	$663,912,526

Liabilities

Payable for investments purchased	$26,683,308	$35,147,424

Payable for when-issued securities	2,416,003	11,003,435

Payable for Fund shares redeemed	538,266	971,943

Distributions payable	52,429	347,700

Payable to affiliates:

Investment adviser and administration fee	152,484	306,442

Distribution and service fees	35,058	24,080

Accrued expenses	152,977	247,150

Total liabilities	$30,030,525	$48,048,174

Net Assets	$396,478,007	$615,864,352

Sources of Net Assets

Paid-in capital	$382,456,985	$573,869,658

Distributable earnings	14,021,022	41,994,694

Net Assets	$396,478,007	$615,864,352

Class A Shares

Net Assets	$135,622,460	$67,422,204

Shares Outstanding	12,524,407	5,156,681

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.83	$13.07

Maximum Offering Price Per Share

(100 ÷ 97.75 and 95.25, respectively, of net asset value per share)	$11.08	$13.72

Class C Shares

Net Assets	$7,473,090	$11,226,323

Shares Outstanding	692,655	859,045

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.79	$13.07

Class I Shares

Net Assets	$253,382,457	$537,215,825

Shares Outstanding	23,390,617	41,048,107

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.83	$13.09
On sales of $100,000 or more ($50,000 or more for Intermediate-Term Municipal Bond Fund), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

22	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2021

Statements of Operations

	Year Ended January 31, 2021
Investment Income	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Interest	$5,323,134	$12,246,369

Total investment income	$5,323,134	$12,246,369

Expenses

Investment adviser and administration fee	$1,623,368	$3,170,389

Distribution and service fees

Class A	288,410	141,984

Class C	184,715	167,592

Trustees’ fees and expenses	19,618	28,963

Custodian fee	83,863	129,483

Transfer and dividend disbursing agent fees	111,379	383,138

Legal and accounting services	55,782	62,133

Printing and postage	19,512	46,608

Registration fees	66,307	63,155

Miscellaneous	26,260	31,304

Total expenses	$2,479,214	$4,224,749

Deduct —

Allocation of expenses to affiliates	$—	$480,587

Total expense reductions	$—	$480,587

Net expenses	$2,479,214	$3,744,162

Net investment income	$2,843,920	$8,502,207

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$10,214,030	$6,573,299

Net realized gain	$10,214,030	$6,573,299

Change in unrealized appreciation (depreciation) —

Investments	$1,177,456	$9,520,145

Net change in unrealized appreciation (depreciation)	$1,177,456	$9,520,145

Net realized and unrealized gain	$11,391,486	$16,093,444

Net increase in net assets from operations	$14,235,406	$24,595,651

23	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2021

Statements of Changes in Net Assets

	Year Ended January 31, 2021
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

From operations —

Net investment income	$2,843,920	$8,502,207

Net realized gain	10,214,030	6,573,299

Net change in unrealized appreciation (depreciation)	1,177,456	9,520,145

Net increase in net assets from operations	$14,235,406	$24,595,651

Distributions to shareholders —

Class A	$(3,541,498)	$(1,397,936)

Class C	(225,972)	(236,214)

Class I	(7,550,247)	(12,206,858)

Total distributions to shareholders	$(11,317,717)	$(13,841,008)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$37,249,781	$26,132,084

Class C	2,669,333	3,433,108

Class I	205,494,247	283,643,750

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	3,020,755	737,478

Class C	191,875	108,364

Class I	5,658,271	5,773,149

Cost of shares redeemed

Class A	(28,758,476)	(13,990,430)

Class C	(6,597,195)	(12,480,513)

Class I	(116,376,065)	(165,714,673)

Net asset value of shares converted

Class A	13,939,311	2,763,847

Class C	(13,939,311)	(2,763,847)

Net increase in net assets from Fund share transactions	$102,552,526	$127,642,317

Net increase in net assets	$105,470,215	$138,396,960

Net Assets

At beginning of year	$291,007,792	$477,467,392

At end of year	$396,478,007	$615,864,352

24	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2021

Statements of Changes in Net Assets — continued

	Year Ended January 31, 2020
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

From operations —

Net investment income	$4,750,551	$8,980,079

Net realized gain	2,944,133	7,656,471

Net change in unrealized appreciation (depreciation)	6,096,681	15,203,388

Net increase in net assets from operations	$13,791,365	$31,839,938

Distributions to shareholders —

Class A	$(1,642,693)	$(1,007,681)

Class C	(235,208)	(315,206)

Class I	(2,831,326)	(9,026,528)

Total distributions to shareholders	$(4,709,227)	$(10,349,415)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$10,061,715	$16,210,550

Class C	1,078,726	2,537,868

Class I	35,147,630	113,305,274

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,434,638	610,422

Class C	196,336	118,635

Class I	1,799,529	3,971,143

Cost of shares redeemed

Class A	(22,850,228)	(11,264,572)

Class C	(9,801,351)	(5,489,935)

Class I	(49,306,462)	(127,839,848)

Net asset value of shares converted

Class A	3,597,242	198,281

Class C	(3,597,242)	(198,281)

Net decrease in net assets from Fund share transactions	$(32,239,467)	$(7,840,463)

Net increase (decrease) in net assets	$(23,157,329)	$13,650,060

Net Assets

At beginning of year	$314,165,121	$463,817,332

At end of year	$291,007,792	$477,467,392

25	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2021

Financial Highlights

	Short-Term Municipal Bond Fund — Class A

	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$10.660	$10.350	$10.300	$10.370	$10.690

Income (Loss) From Operations

Net investment income	$0.077 (1)	$0.160 (1)	$0.154 (1)	$0.149	$0.130

Net realized and unrealized gain (loss)	0.401	0.308	0.049	(0.074)	(0.254)

Total income (loss) from operations	$0.478	$0.468	$0.203	$0.075	$(0.124)

Less Distributions

From net investment income	$(0.078)	$(0.158)	$(0.153)	$(0.145)	$(0.128)

From net realized gain	(0.230)	—	—	—	(0.068)

Total distributions	$(0.308)	$(0.158)	$(0.153)	$(0.145)	$(0.196)

Net asset value — End of year	$10.830	$10.660	$10.350	$10.300	$10.370

Total Return(2)	4.51%	4.56%	2.00%	0.71%	(1.18)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$135,622	$109,210	$113,654	$149,651	$199,916

Ratios (as a percentage of average daily net assets):

Expenses	0.82%	0.88%	0.91%	0.90%	0.90%

Net investment income	0.71%	1.52%	1.50%	1.39%	1.21%

Portfolio Turnover	176%	51%	67%	54%	63%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

26	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2021

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class C

	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$10.640	$10.320	$10.270	$10.340	$10.660

Income (Loss) From Operations

Net investment income(1)	$0.005	$0.082	$0.077	$0.067	$0.049

Net realized and unrealized gain (loss)	0.387	0.317	0.049	(0.071)	(0.253)

Total income (loss) from operations	$0.392	$0.399	$0.126	$(0.004)	$(0.204)

Less Distributions

From net investment income	$(0.012)	$(0.079)	$(0.076)	$(0.066)	$(0.048)

From net realized gain	(0.230)	—	—	—	(0.068)

Total distributions	$(0.242)	$(0.079)	$(0.076)	$(0.066)	$(0.116)

Net asset value — End of year	$10.790	$10.640	$10.320	$10.270	$10.340

Total Return(2)	3.70%	3.88%	1.24%	(0.04)%	(1.92)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$7,473	$24,622	$35,832	$52,079	$69,622

Ratios (as a percentage of average daily net assets):

Expenses	1.57%	1.63%	1.66%	1.65%	1.65%

Net investment income	0.05%	0.78%	0.75%	0.64%	0.46%

Portfolio Turnover	176%	51%	67%	54%	63%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

27	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2021

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class I

	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$10.660	$10.350	$10.300	$10.370	$10.690

Income (Loss) From Operations

Net investment income	$0.105	$0.186	$0.181	$0.172	$0.156

Net realized and unrealized gain (loss)	0.400	0.308	0.048	(0.071)	(0.253)

Total income (loss) from operations	$0.505	$0.494	$0.229	$0.101	$(0.097)

Less Distributions

From net investment income	$(0.105)	$(0.184)	$(0.179)	$(0.171)	$(0.155)

From net realized gain	(0.230)	—	—	—	(0.068)

Total distributions	$(0.335)	$(0.184)	$(0.179)	$(0.171)	$(0.223)

Net asset value — End of year	$10.830	$10.660	$10.350	$10.300	$10.370

Total Return(1)	4.77%	4.82%	2.25%	0.96%	(0.93)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$253,382	$157,176	$164,679	$179,156	$204,247

Ratios (as a percentage of average daily net assets):

Expenses	0.57%	0.63%	0.66%	0.65%	0.65%

Net investment income	0.92%	1.77%	1.75%	1.64%	1.46%

Portfolio Turnover	176%	51%	67%	54%	63%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

28	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2021

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class A

	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$12.810	$12.210	$12.160	$12.070	$12.430

Income (Loss) From Operations

Net investment income	$0.184	$0.228	$0.235	$0.227	$0.197

Net realized and unrealized gain (loss)	0.385	0.637	0.050	0.090	(0.353)

Total income (loss) from operations	$0.569	$0.865	$0.285	$0.317	$(0.156)

Less Distributions

From net investment income	$(0.184)	$(0.228)	$(0.235)	$(0.227)	$(0.196)

From net realized gain	(0.125)	(0.037)	—	—	(0.008)

Total distributions	$(0.309)	$(0.265)	$(0.235)	$(0.227)	$(0.204)

Net asset value — End of year	$13.070	$12.810	$12.210	$12.160	$12.070

Total Return(1)(2)	4.49%	7.15%	2.38%	2.62%	(1.29)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$67,422	$50,697	$42,715	$48,494	$57,262

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income	1.41%	1.81%	1.95%	1.85%	1.57%

Portfolio Turnover	104%	74%	86%	62%	68%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and/or sub-adviser reimbursed certain operating expenses (equal to 0.09%, 0.08%, 0.08%, 0.07% and 0.07% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

29	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2021

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class C

	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$12.810	$12.210	$12.160	$12.060	$12.430

Income (Loss) From Operations

Net investment income	$0.092 (1)	$0.133	$0.143	$0.134	$0.101

Net realized and unrealized gain (loss)	0.379	0.638	0.051	0.101	(0.361)

Total income (loss) from operations	$0.471	$0.771	$0.194	$0.235	$(0.260)

Less Distributions

From net investment income	$(0.086)	$(0.134)	$(0.144)	$(0.135)	$(0.102)

From net realized gain	(0.125)	(0.037)	—	—	(0.008)

Total distributions	$(0.211)	$(0.171)	$(0.144)	$(0.135)	$(0.110)

Net asset value — End of year	$13.070	$12.810	$12.210	$12.160	$12.060

Total Return(2)(3)	3.70%	6.35%	1.61%	1.94%	(2.11)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$11,226	$22,557	$24,456	$29,221	$34,920

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.65%	1.65%	1.65%	1.65%	1.65%

Net investment income	0.72%	1.08%	1.20%	1.10%	0.82%

Portfolio Turnover	104%	74%	86%	62%	68%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator and/or sub-adviser reimbursed certain operating expenses (equal to 0.09%, 0.08%, 0.08%, 0.07% and 0.07% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

30	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2021

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class I

	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$12.820	$12.220	$12.180	$12.080	$12.440

Income (Loss) From Operations

Net investment income	$0.216	$0.260	$0.265	$0.258	$0.227

Net realized and unrealized gain (loss)	0.395	0.636	0.040	0.100	(0.352)

Total income (loss) from operations	$0.611	$0.896	$0.305	$0.358	$(0.125)

Less Distributions

From net investment income	$(0.216)	$(0.259)	$(0.265)	$(0.258)	$(0.227)

From net realized gain	(0.125)	(0.037)	—	—	(0.008)

Total distributions	$(0.341)	$(0.296)	$(0.265)	$(0.258)	$(0.235)

Net asset value — End of year	$13.090	$12.820	$12.220	$12.180	$12.080

Total Return(1)(2)	4.82%	7.41%	2.63%	2.87%	(1.04)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$537,216	$404,214	$396,647	$413,436	$434,942

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.65%	0.65%	0.65%	0.65%	0.65%

Net investment income	1.66%	2.07%	2.19%	2.10%	1.82%

Portfolio Turnover	104%	74%	86%	62%	68%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator and/or sub-adviser reimbursed certain operating expenses (equal to 0.09%, 0.08%, 0.08%, 0.07% and 0.07% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

31	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of six funds, two of which, each diversified, are included in these financial statements. They include Parametric TABS Short-Term Municipal Bond Fund (Short-Term Municipal Bond Fund) and Parametric TABS Intermediate-Term Municipal Bond Fund (Intermediate-Term Municipal Bond Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to seek after-tax total return. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2021, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

32

Parametric

TABS Municipal Bond Funds

January 31, 2021

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2021 and January 31, 2020 was as follows:

	Year Ended January 31, 2021
	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Tax-exempt income	$2,632,760	$8,325,258

Ordinary income	$3,759,564	$204,373

Long-term capital gains	$4,925,393	$5,311,377

	Year Ended January 31, 2020
	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Tax-exempt income	$4,627,395	$8,917,386

Ordinary income	$81,832	$47,676

Long-term capital gains	$—	$1,384,353

During the year ended January 31, 2021, the following amounts were reclassified due to the Funds’ use of equalization accounting. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Change in:

Paid-in capital	$825,994	$774,981

Distributable earnings	$(825,994)	$(774,981)

33

Parametric

TABS Municipal Bond Funds

January 31, 2021

Notes to Financial Statements — continued

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Undistributed ordinary income	$1,534,087	$1,848,279

Undistributed tax-exempt income	$—	$333,241

Undistributed long-term capital gains	$252,182	$755,294

Net unrealized appreciation	$12,287,182	$39,405,580

Distributions payable	$(52,429)	$(347,700)

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2021, as determined on a federal income tax basis, were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Aggregate cost	$363,872,496	$531,563,073

Gross unrealized appreciation	$12,303,528	$39,407,357

Gross unrealized depreciation	(16,346)	(1,777)

Net unrealized appreciation	$12,287,182	$39,405,580

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory and administrative services rendered to each Fund. The fee is based upon a percentage of average daily net assets as presented in the following table and is payable monthly.

	Annual Rate
Daily Net Assets	Short-Term Municipal Bond Fund		Intermediate-Term Municipal Bond Fund

Up to $500 million	0.45	%*	0.60%

$500 million but less than $1 billion	0.44	%*	0.60%

On average daily net assets of $1 billion or more, the rates are reduced.

*

Pursuant to a subsequent fee reduction agreement effective May 1, 2020 between the Trust on behalf of Short-Term Municipal Bond Fund and EVM. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of Short-Term Municipal Bond Fund who are not interested persons of EVM or Short-Term Municipal Bond Fund and by the vote of a majority of shareholders. Prior to May 1, 2020, the annual investment adviser and administration fee rate was 0.50% on Daily Net Assets up to $500 million and 0.49% on Daily Net Assets from $500 million up to $1 billion.

For the year ended January 31, 2021, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Investment Adviser and Administration Fee	$1,623,368	$3,170,389

Effective Annual Rate	0.46%	0.60%

34

Parametric

TABS Municipal Bond Funds

January 31, 2021

Notes to Financial Statements — continued

Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Funds to Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Funds.

For Intermediate-Term Municipal Bond Fund, EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.90%, 1.65% and 0.65% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2021. Pursuant to this agreement, EVM and Parametric were allocated $480,587 in total of Intermediate-Term Municipal Bond Fund’s operating expenses for the year ended January 31, 2021.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2021 were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

EVM’s Sub-Transfer Agent Fees	$1,494	$3,421

EVD’s Class A Sales Charges	$476	$4,689

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2021 for Class A shares amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class A Distribution and Service Fees	$288,410	$141,984

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. For the year ended January 31, 2021, the Funds paid or accrued to EVD the following distribution fees:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class C Distribution Fees	$138,536	$125,694

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2021 amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class C Service Fees	$46,179	$41,898

35

Parametric

TABS Municipal Bond Funds

January 31, 2021

Notes to Financial Statements — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2021, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class A	$15,000	$2,000

Class C	$2,000	$1,000

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2021 were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Purchases:

Investments (non-U.S. Government)	$583,364,158	$540,867,551

U.S. Government and Agency Securities	$72,754,082	$62,802,785

Sales:

Investments (non-U.S. Government)	$519,772,018	$430,985,802

U.S. Government and Agency Securities	$60,765,732	$90,994,859

36

Parametric

TABS Municipal Bond Funds

January 31, 2021

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Short-Term Municipal Bond Fund
	Year Ended January 31, 2021
	Class A	Class C	Class I

Sales	3,415,718	247,178	18,932,254

Issued to shareholders electing to receive payments of distributions in Fund shares	279,515	17,800	523,032

Redemptions	(2,690,725)	(606,887)	(10,802,550)

Converted from Class C shares	1,276,780	—	—

Converted to Class A shares	—	(1,280,210)	—

Net increase (decrease)	2,281,288	(1,622,119)	8,652,736

	Year Ended January 31, 2020
	Class A	Class C	Class I

Sales	957,090	103,234	3,354,024

Issued to shareholders electing to receive payments of distributions in Fund shares	136,655	18,764	171,321

Redemptions	(2,178,569)	(936,091)	(4,701,315)

Converted from Class C shares	341,986	—	—

Converted to Class A shares	—	(342,697)	—

Net decrease	(742,838)	(1,156,790)	(1,175,970)

Intermediate-Term Municipal Bond Fund
	Year Ended January 31, 2021
	Class A	Class C	Class I

Sales	2,016,840	265,644	22,050,838

Issued to shareholders electing to receive payments of distributions in Fund shares	56,936	8,367	445,203

Redemptions	(1,088,604)	(962,471)	(12,972,373)

Converted from Class C shares	213,829	—	—

Converted to Class A shares	—	(213,865)	—

Net increase (decrease)	1,199,001	(902,325)	9,523,668

	Year Ended January 31, 2020
	Class A	Class C	Class I

Sales	1,292,468	202,725	9,036,868

Issued to shareholders electing to receive payments of distributions in Fund shares	48,595	9,466	315,935

Redemptions	(897,453)	(438,549)	(10,283,185)

Converted from Class C shares	15,763	—	—

Converted to Class A shares	—	(15,764)	—

Net increase (decrease)	459,373	(242,122)	(930,382)

37

Parametric

TABS Municipal Bond Funds

January 31, 2021

Notes to Financial Statements — continued

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2021.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2021, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Short-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$308,769,499	$—	$308,769,499

Taxable Municipal Securities	—	14,457,159	—	14,457,159

U.S. Treasury Obligations	—	52,933,020	—	52,933,020

Total Investments	$—	$376,159,678	$—	$376,159,678

Intermediate-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$539,900,857	$—	$539,900,857

Taxable Municipal Securities	—	1,276,395	—	1,276,395

U.S. Treasury Obligations	—	29,791,401		29,791,401

Total Investments	$—	$570,968,653	$—	$570,968,653

10  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Funds’ performance, or the performance of the securities in which the Funds invest.

38

Parametric

TABS Municipal Bond Funds

January 31, 2021

Notes to Financial Statements — continued

11  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may have been deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, each Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement were approved by each Fund’s shareholders at a joint special meeting of shareholders held on February 18, 2021, and became effective upon the consummation of the transaction on March 1, 2021.

39

Parametric

TABS Municipal Bond Funds

January 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Parametric TABS Short-Term Municipal Bond Fund and Parametric TABS Intermediate-Term Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Parametric TABS Short-Term Municipal Bond Fund and Parametric TABS Intermediate-Term Municipal Bond Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

40

Parametric

TABS Municipal Bond Funds

January 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2021, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

TABS Short-Term Municipal Bond	41.19%

TABS Intermediate-Term Municipal Bond	97.60%

Capital Gains Dividends. The Funds hereby designate the following amounts as a capital gain dividend with respect to the taxable year ended January 31, 2021, or, if subsequently determined to be different, the net capital gains of such year:

TABS Short-Term Municipal Bond Fund	$4,390,463

TABS Intermediate-Term Municipal Bond Fund	$4,127,487

41

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TABS Municipal Bond Funds

January 31, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Parametric TABS Short-Term Municipal Bond Fund and Parametric TABS Intermediate-Term Municipal Bond Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Parametric TABS Short-Term Municipal Bond Fund	Eaton Vance Management	Parametric Portfolio Associates LLC
Parametric TABS Intermediate-Term Municipal Bond Fund

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

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Parametric

TABS Municipal Bond Funds

January 31, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

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TABS Municipal Bond Funds

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Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by

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TABS Municipal Bond Funds

January 31, 2021

Board of Trustees’ Contract Approval — continued

the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

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TABS Municipal Bond Funds

January 31, 2021

Board of Trustees’ Contract Approval — continued

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

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TABS Municipal Bond Funds

January 31, 2021

Board of Trustees’ Contract Approval — continued

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

47

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TABS Municipal Bond Funds

January 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), Manager and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Vice-Chairperson of the Board and Trustee	2021 (Vice-Chairperson) 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

48

Parametric

TABS Municipal Bond Funds

January 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

49

Parametric

TABS Municipal Bond Funds

January 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

50

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

51

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

6096    1.31.21

Parametric

TABS Laddered Municipal Bond Funds

Annual Report

January 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, the Funds’ adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Funds, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report January 31, 2021

Parametric

TABS Laddered Municipal Bond Funds

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began on February 1, 2020, was dominated by the outbreak of a novel coronavirus, which causes the disease known as COVID-19. As the outbreak turned into a global pandemic in the opening months of the period, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Credit markets along with equity markets declined in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures to shore up credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates around zero percent for the foreseeable future and use all the monetary tools at its disposal to support the U.S. economy. These actions helped calm investment markets and initiated a municipal bond rally that began in April and lasted through most of the summer.

The municipal bond rally was also driven by technical market factors, as demand overwhelmed supply. With municipal bonds offering attractive tax-exempt yields versus other fixed-income asset classes, municipal bond funds reported net inflows from May through September 2020, following substantial outflows in March and April.

But midway through August, the municipal rally stalled. Rates hit bottom for the period on August 11, with 10-year municipal bonds yielding 0.58%. From mid-August through October, prices fell and yields rose, driven in part by Congress’ failure to pass a second stimulus bill — $400-$500 billion of which had been projected for state and local government assistance. As issuers rushed to take advantage of low yields in late August and September, increased supply reversed the supply-demand dynamic from earlier in the summer, putting further downward pressure on municipal bond prices and upward pressure on yields.

In November, however, the municipal market reversed course again and closed the period with a strong rally. Joe Biden’s victory in the U.S. presidential election eased the political uncertainties that had dogged investment markets through much of the fall. The announcement that two coronavirus vaccine candidates had proven more than 90% effective in late-stage trials buoyed the markets as well.

In December, municipal bond demand once again exceeded supply, providing an additional tailwind for municipal bond prices. The beginning of the COVID-19 vaccination process and Congress’ passage of a fiscal stimulus bill added more fuel to the rally. While the $900 billion bill failed to provide direct aid to state and local governments, it did include money for some municipal issuers, including schools, colleges, and transportation agencies.

In January 2021, the supply-demand imbalance fueling the rally grew larger, driven by lower issuance of new bonds than the previous January; a large number of bonds maturing or being called; and an acceleration of inflows into tax-exempt municipal funds — driven in part by the anticipation of higher taxes for high-income earners under the new Biden administration.

For the period as a whole, rates declined across the municipal bond yield curve, with the greatest declines occurring at the short end of the curve. The Bloomberg Barclays Municipal Bond Index, a broad measure of the asset class, returned 4.01% during the period — despite a 3.63% decline in March 2020. Reflecting investors’ “flight to quality” in response to the pandemic, municipal bonds with higher credit ratings outperformed lower rated issues during most of the period. But in the final three months of the period, lower rated issuers outperformed as investors appeared to become more comfortable reaching for yield in an ongoing low-yield environment.

Fund Performance

For the 12-month period ended January 31, 2021, Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund returned 4.19% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index, which returned 3.12%.

For the 12-month period ended January 31, 2021, Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund returned 6.35% for Class A shares at NAV, outperforming its benchmark, the Bloomberg Barclays 15 Year Municipal Bond Index, which returned 4.76%.

Both indexes are unmanaged and returns do not reflect any applicable sales charges, commissions, or expenses.

Each of the TABS Laddered Municipal Bond Funds (the Funds) provides rules-based, approximately equal-weighted exposure across its respective maturity portion of the yield curve, with the objective of seeking current income exempt from regular federal income tax. Management seeks to add incremental returns through active security selection by working with credit analysts to select sectors, issuers, and individual bonds in which to invest.

During the period, the largest contributors to the performance of both Funds versus their respective indexes were active security selection and relative-value trading — a strategy that seeks to take advantage of price and rate differences among similar securities. The extreme market volatility that occurred in March and April 2020 created significant opportunities to employ both strategies to purchase individual bonds at attractive prices. Both Funds benefited as bond prices recovered during the municipal market rally that began in April and continued for much of the rest of the period. In particular, both Funds’ overweight positions and security selections in the health care and transportation sectors — two of the hardest-hit sectors during the March-April market downturn — contributed strongly to the Funds’ returns relative to their indexes.

The Funds’ employment of tax-loss harvesting also contributed to performance relative to their respective indexes. In March 2020 when bond valuations declined dramatically, the Funds sold some bonds at a loss and replaced them with higher yielding issues. This had the effect of increasing the Funds’ yields and creating losses that could be used to offset future gains and, thus, decrease tax liabilities at the state level. In contrast, yield-curve positioning detracted from the relative performance of both Funds during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Management’s Discussion of Fund Performance1 — continued

Fund-specific Results

For Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund (the 1-to-10 Year Fund), active security selection, relative-value trading, and tax-loss harvesting contributed to performance versus its index (as noted above).

In contrast, yield-curve positioning and duration — which were largely determined by the 1-to-10 Year Fund’s equal-weighted laddered structure — detracted from performance versus its index. With regard to yield-curve positioning, the 1-to-10 Year Fund had an overweight position relative to its index in bonds at the shorter end of the maturity range in which it invests. During a period when shorter maturity bonds underperformed longer maturity issues, this positioning hurt relative performance.

In addition, the 1-to-10 Year Fund had a modestly shorter duration — or sensitivity to interest rate changes — than its index. This hurt relative performance because the 1-to-10 Year Fund benefited less than its index from declining interest rates and rising bond prices during the period.

For Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund (the 10-to-20 Year Fund), duration — in addition to active security selection, relative-value trading, and tax-loss harvesting — contributed to performance versus its index. As a result of its equal-weighted laddered structure, the 10-to-20 Year Fund had a modestly longer duration than its index. This helped relative performance because the 10-to-20 Year Fund benefited more than its index from declining interest rates and rising bond prices during the period.

Yield-curve positioning — largely determined by the 10-to-20 Year Fund’s equal-weighted laddered structure — was the major detractor from performance versus its index. The Fund’s holdings in bonds with maturities shorter than 12 years — an area of the curve where its index had no exposure — underperformed longer-maturity bonds and, thus, detracted from relative returns.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2021

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class A at NAV	05/04/2015	05/04/2015	4.19%	2.47%	2.86%
Class A with 2.25% Maximum Sales Charge	—	—	1.89	2.00	2.46
Class C at NAV	05/04/2015	05/04/2015	3.52	1.70	2.10
Class C with 1% Maximum Sales Charge	—	—	2.52	1.70	2.10
Class I at NAV	05/04/2015	05/04/2015	4.45	2.72	3.14

Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index	—	—	3.12%	2.60%	2.73%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			0.83%	1.58%	0.58%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I

Distribution Rate			0.90%	0.15%	1.15%
SEC 30-day Yield - Subsidized			0.12	–0.62	0.36
SEC 30-day Yield - Unsubsidized			0.01	–0.72	0.24

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	05/04/2015	$11,268	N.A.
Class I	$250,000	05/04/2015	$298,618	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2021

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Parametric

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2021

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class A at NAV	05/04/2015	05/04/2015	6.35%	4.91%	5.68%
Class A with 4.75% Maximum Sales Charge	—	—	1.29	3.89	4.79
Class C at NAV	05/04/2015	05/04/2015	5.56	4.11	4.89
Class C with 1% Maximum Sales Charge	—	—	4.56	4.11	4.89
Class I at NAV	05/04/2015	05/04/2015	6.61	5.17	5.95

Bloomberg Barclays 15 Year Municipal Bond Index	—	—	4.76%	4.57%	4.95%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			1.59%	2.34%	1.34%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I

Distribution Rate			1.51%	0.76%	1.76%
SEC 30-day Yield - Subsidized			0.73	0.02	1.01
SEC 30-day Yield - Unsubsidized			0.26	–0.46	0.57

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	05/04/2015	$13,162	N.A.
Class I	$250,000	05/04/2015	$348,621	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Parametric

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2021

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 1-10 years. Bloomberg Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charges reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 5/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profiles subject to change due to active management.

Additional Information

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

8

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 – January 31, 2021).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund

	Beginning Account Value (8/1/20)	Ending Account Value (1/31/21)	Expenses Paid During Period* (8/1/20 – 1/31/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,019.40	$3.30	**	0.65%
Class C	$1,000.00	$1,015.50	$7.09	**	1.40%
Class I	$1,000.00	$1,020.60	$2.03	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.30	**	0.65%
Class C	$1,000.00	$1,018.10	$7.10	**	1.40%
Class I	$1,000.00	$1,023.10	$2.03	**	0.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2020.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

9

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Fund Expenses — continued

Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund

	Beginning Account Value (8/1/20)	Ending Account Value (1/31/21)	Expenses Paid During Period* (8/1/20 – 1/31/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,032.60	$3.32	**	0.65%
Class C	$1,000.00	$1,027.90	$7.14	**	1.40%
Class I	$1,000.00	$1,033.00	$2.04	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.30	**	0.65%
Class C	$1,000.00	$1,018.10	$7.10	**	1.40%
Class I	$1,000.00	$1,023.10	$2.03	**	0.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2020.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

10

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2021

Portfolio of Investments

Tax-Exempt Investments — 91.4%
Security	Principal Amount (000’s omitted)	Value

Education — 2.8%

Connecticut Health and Educational Facilities Authority, (Yale University), 0.25% to 2/9/24 (Put Date), 7/1/37	$500	$499,790

Los Ranchos de Albuquerque, NM, (Albuquerque Academy), 5.00%, 9/1/26	150	180,108

Los Ranchos de Albuquerque, NM, (Albuquerque Academy), 5.00%, 9/1/27	100	122,716

Southcentral Pennsylvania General Authority, (York College of Pennsylvania), 5.00%, 11/1/24	250	285,732

UCF Stadium Corp., FL, 5.00%, 3/1/23	250	268,873

University of Hawaii, 3.00%, 10/1/31	1,000	1,169,760

West Clark 2000 School Building Corp., IN, 5.00%, 1/15/23	100	109,227

		$2,636,206

Electric Utilities — 0.7%

Redding Joint Powers Financing Authority, CA, Electric System Revenue, 4.00%, 6/1/23	$175	$190,388

Springfield, IL, Electric System Revenue, 5.00%, 3/1/21	200	200,752

Springfield, IL, Electric System Revenue, 5.00%, 3/1/25	250	294,865

		$686,005

Escrowed / Prerefunded — 1.3%

Michigan Finance Authority, (Trinity Health Credit Group), Prerefunded to 6/1/22, 5.00%, 12/1/27	$500	$532,570

Revere Local School District, OH, Prerefunded to 6/1/22, 5.00%, 12/1/27	200	213,028

Scotts Bluff County School District 0016, NE, (Gering Public Schools), Prerefunded to 5/30/22, 5.00%, 12/1/25	120	127,717

Scotts Bluff County School District 0016, NE, (Gering Public Schools), Prerefunded to 5/30/22, 5.00%, 12/1/26	115	122,396

Scotts Bluff County School District 0016, NE, (Gering Public Schools), Prerefunded to 5/30/22, 5.00%, 12/1/27	170	180,933

		$1,176,644

General Obligations — 17.5%

Boulder Valley School District No. Re-2, CO, 4.00%, 12/1/23	$125	$138,486

Campton Township, IL, 5.00%, 12/15/22	200	217,864

Campton Township, IL, 5.00%, 12/15/23	105	118,451

Connecticut, 4.00%, 6/1/30	500	634,525

Decatur City Board of Education, AL, 5.00%, 2/1/25	50	58,971

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Grand Blanc Community Schools, MI, 4.00%, 5/1/27	$455	$475,998

Illinois, 5.00%, 9/1/27	2,500	3,036,750

Illinois, 5.50%, 5/1/30	1,500	1,948,530

Katy Independent School District, TX, (PSF Guaranteed), 0.365%, (67% of 1 mo. USD LIBOR + 0.28%), 8/16/21 (Put Date), 8/15/36(1)	960	960,010

Lakeland, FL, 5.00%, 10/1/21	50	51,629

Lakeland, FL, 5.00%, 10/1/22	100	108,092

Lakeland, FL, 5.00%, 10/1/24	50	58,730

McLean County Public Building Commission, IL, 5.00%, 12/1/22	250	271,385

New Jersey, 4.00%, 6/1/31	500	629,105

New Jersey, 5.00%, 6/1/26	1,500	1,846,260

New York, NY, (LOC: TD Bank, N.A.), 0.05%, 9/1/27(2)	500	500,000

Texas, 4.00%, 8/26/21	3,000	3,067,290

West Virginia, 5.00%, 12/1/30	820	1,100,415

Wickliffe School District, OH, 5.00%, 12/1/27	840	1,060,987

		$16,283,478

Hospital — 11.2%

Allegheny County Hospital Development Authority, PA, (Allegheny Health Network Obligated Group), 5.00%, 4/1/31	$1,000	$1,265,010

Arizona Health Facilities Authority, (Phoenix Children’s Hospital), 1.89%, (SIFMA + 1.85%), 2/1/23 (Put Date), 2/1/48(1)	500	508,480

Colorado Health Facilities Authority, (Vail Valley Medical Center), 4.00%, 1/15/25	25	28,428

Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/23	25	27,240

Greeneville Health and Educational Facilities Board, TN, (Ballad Health), 5.00%, 7/1/28	1,000	1,290,480

Kentucky Economic Development Finance Authority, (Catholic Health Initiatives), 1.44%, (SIFMA + 1.40%), 2/1/25 (Put Date), 2/1/46(1)	2,000	1,995,600

Maricopa County Industrial Development Authority, AZ, (Banner Health), 0.61%, (SIFMA + 0.57%), 10/18/24 (Put Date), 1/1/35(1)	945	940,917

Michigan Finance Authority, (McLaren Health Care), 0.54%, (SIFMA + 0.50%), 8/9/21 (Put Date), 10/15/38(1)	1,000	1,000,330

New York City Health and Hospitals Corp., NY, 3.00%, 2/15/24	535	578,752

New York City Health and Hospitals Corp., NY, 5.00%, 2/15/24	740	845,221

Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/25	30	35,616

11	See Notes to Financial Statements.

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/26	$85	$103,685

Public Finance Authority, WI, (Renown Regional Medical Center), 5.00%, 6/1/25	375	445,882

Public Finance Authority, WI, (Renown Regional Medical Center), 5.00%, 6/1/26	300	367,485

Public Finance Authority, WI, (Renown Regional Medical Center), 5.00%, 6/1/27	400	501,828

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/23	35	39,215

San Diego County, CA, (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/25	35	42,643

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/21	150	155,484

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/22	200	215,880

		$10,388,176

Housing — 8.1%

Iowa Finance Authority, SFMR, (FHLMC), (FNMA), (GNMA), 0.50%, 1/1/26(3)	$280	$280,650

Iowa Finance Authority, SFMR, (FHLMC), (FNMA), (GNMA), 0.60%, 7/1/26(3)	250	250,743

Iowa Finance Authority, SFMR, (FHLMC), (FNMA), (GNMA), 0.70%, 1/1/27(3)	300	301,161

Iowa Finance Authority, SFMR, (FHLMC), (FNMA), (GNMA), 0.75%, 7/1/27(3)	300	301,329

Iowa Finance Authority, SFMR, (FHLMC), (FNMA), (GNMA), 0.85%, 1/1/28(3)	300	301,317

Iowa Finance Authority, SFMR, (FHLMC), (FNMA), (GNMA), 0.95%, 7/1/28(3)	285	286,314

Iowa Finance Authority, SFMR, (FHLMC), (FNMA), (GNMA), 1.05%, 1/1/29(3)	250	251,405

Iowa Finance Authority, SFMR, (FHLMC), (FNMA), (GNMA), 1.15%, 7/1/29(3)	250	251,382

Iowa Finance Authority, SFMR, (FHLMC), (FNMA), (GNMA), 1.30%, 1/1/30(3)	300	301,587

Iowa Finance Authority, SFMR, (FHLMC), (FNMA), (GNMA), (SPA: TD Bank, N.A.), 0.04%, 7/1/49(2)	1,500	1,500,000

Massachusetts Housing Finance Agency, 1.45% to 12/1/22 (Put Date), 12/1/49	700	708,946

Minnesota Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.30%, 7/1/21	295	296,994

New York City Housing Development Corp., NY, 1.80%, 11/1/21	165	166,784

New York Mortgage Agency, 1.95%, 4/1/27	1,000	1,062,130

New York Mortgage Agency, 2.05%, 4/1/28	255	272,187

New York Mortgage Agency, 2.10%, 10/1/28	250	267,935

Security	Principal Amount (000’s omitted)	Value

Housing (continued)

New York Mortgage Agency, 2.25%, 4/1/30	$325	$346,326

New York Mortgage Agency, 2.30%, 10/1/30	395	421,449

		$7,568,639

Insured – Education — 0.7%

Northern Arizona University, (BAM), 5.00%, 6/1/30	$450	$603,986

		$603,986

Insured – Escrowed / Prerefunded — 0.3%

Albertville, AL, (BAM), Prerefunded to 6/1/22, 4.00%, 6/1/28	$250	$262,618

		$262,618

Insured – General Obligations — 1.1%

Fort Bend County Municipal Utility District No. 58, TX, (BAM), 3.00%, 4/1/27(3)	$405	$459,837

Montgomery County Municipal Utility District No. 9, TX, (BAM), 3.00%, 4/1/26	250	263,355

Montgomery County Municipal Utility District No. 9, TX, (BAM), 3.00%, 4/1/27	100	105,083

New Britain, CT, (BAM), 5.00%, 3/1/25	50	58,973

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/23	105	115,505

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/25	5	5,946

Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/21	50	50,803

		$1,059,502

Insured – Lease Revenue / Certificates of Participation — 0.2%

Highlands County School Board, FL, (BAM), 5.00%, 3/1/26	$180	$211,743

		$211,743

Insured – Special Tax Revenue — 0.0%(4)

Successor Agency to Riverside County Redevelopment Agency, CA, (AGM), 5.00%, 10/1/24	$10	$11,634

		$11,634

Insured – Transportation — 3.5%

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/28	$1,000	$1,294,870

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/29	1,510	1,939,761

		$3,234,631

12	See Notes to Financial Statements.

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Water and Sewer — 1.6%

Beaumont, TX, Waterworks and Sewer System Revenue, (BAM), 3.00%, 9/1/22	$25	$26,084

Pittsburgh Water and Sewer Authority, PA, (AGM), 0.69%, (SIFMA + 0.65%), 12/1/23 (Put Date), 9/1/40(1)	1,000	1,002,580

Western Riverside Water and Wastewater Financing Authority, CA, (AGM), 4.00%, 9/1/29(3)	380	475,748

		$1,504,412

Lease Revenue / Certificates of Participation — 5.2%

Aspen Fire Protection District, CO, 4.00%, 12/1/23	$120	$132,228

Aspen Fire Protection District, CO, 4.00%, 12/1/25	255	297,021

Aspen Fire Protection District, CO, 4.00%, 12/1/26	225	268,155

Georgia Municipal Association, Inc., Certificates of Participation, (Atlanta Public Safety), 5.00%, 12/1/23	225	254,941

Indiana Finance Authority, (Stadium Project), (SPA: U.S. Bank, N.A.), 0.01%, 2/1/35(5)	1,960	1,960,000

Miami-Dade County School Board, FL, 5.00%, 2/1/24	300	341,259

Palm Beach County School Board, FL, 5.00%, 8/1/21	125	128,006

Palm Beach County School Board, FL, 5.00%, 8/1/31	1,000	1,188,120

St. Charles County Public Water Supply District No. 2, MO, 3.00%, 12/1/25	250	261,705

		$4,831,435

Other Revenue — 12.2%

California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), 0.431%, (70% of 1 mo. USD LIBOR + 0.33%), 4/1/22 (Put Date), 10/1/47(1)	$2,000	$2,002,320

Citizens Property Insurance Corp., FL, 5.00%, 6/1/22	100	104,007

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/27	330	400,973

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/28	545	660,763

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/29	600	725,214

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00% to 2/1/28 (Put Date), 2/1/50	1,500	1,803,120

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, (Liq: Royal Bank of Canada), 0.61%, (SIFMA + 0.57%), 12/1/23 (Put Date), 8/1/48(1)	2,000	2,005,020

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/26	275	336,746

Tennessee Energy Acquisition Corp., Gas Project Revenue, 5.00%, 11/1/22	300	324,150

Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/26(3)	2,250	2,782,463

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/24	$100	$116,044

West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/25	100	120,462

		$11,381,282

Senior Living / Life Care — 3.1%

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/31	$1,225	$1,414,495

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/24	60	66,972

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/25	60	68,469

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/29	830	930,588

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/21	50	51,363

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/23	100	110,507

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/22	150	158,643

Orange County, FL, Health Facilities Authority, (Presbyterian Retirement Communities), 4.00%, 8/1/24	50	55,183

		$2,856,220

Special Tax Revenue — 2.3%

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/31/21	$1,000	$1,008,200

New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/26	100	110,010

Troup County Public Facilities Authority, GA, 3.00%, 5/1/21	1,000	1,007,090

		$2,125,300

Transportation — 16.5%

Bay Area Toll Authority, CA, Toll Bridge Revenue, (San Francisco Bay Area), 0.94%, (SIFMA + 0.90%), 5/1/23 (Put Date), 4/1/47(1)	$500	$504,145

Central Texas Regional Mobility Authority, 5.00%, 1/1/25	1,500	1,724,250

El Paso, TX, (El Paso International Airport), 5.00%, 8/15/21	625	640,794

13	See Notes to Financial Statements.

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

El Paso, TX, (El Paso International Airport), 5.00%, 8/15/25	$660	$787,453

Hawaii, Highway Revenue, 5.00%, 1/1/28	500	646,260

Hawaii, Highway Revenue, 5.00%, 1/1/30	250	329,315

Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	250	298,527

Metropolitan Transportation Authority, NY, 5.00%, 11/15/28	750	879,487

Metropolitan Transportation Authority, NY, Green Bonds, 5.00%, 11/15/25	2,030	2,382,550

Metropolitan Transportation Authority, NY, Green Bonds, 5.00%, 11/15/26	1,000	1,208,050

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), 5.00%, 12/1/26	1,000	1,238,590

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), 5.00%, 12/1/29	800	1,048,704

North Carolina Turnpike Authority, (Triangle Expressway System), 5.00%, 2/1/24	1,000	1,137,850

North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/22	100	105,257

Portland, ME, Airport Revenue, Green Bonds, 5.00%, 1/1/30	170	215,948

Triborough Bridge and Tunnel Authority, NY, 5.00%, 11/15/29	1,000	1,263,080

Triborough Bridge and Tunnel Authority, NY, 0.42%, (67% of SOFR + 0.38%), 2/1/24 (Put Date), 1/1/32(1)	1,000	1,000,270

		$15,410,530

Water and Sewer — 3.1%

Arizona Water Infrastructure Finance Authority, 5.00%, 10/1/25	$55	$64,427

Brushy Creek Regional Utility Authority, Inc., TX, 5.00%, 8/1/24	500	579,650

DeKalb County, GA, Water and Sewerage Revenue, 5.00%, 10/1/24	335	393,223

Glendale, AZ, Water and Sewer Revenue, 5.00%, 7/1/28	500	598,420

North Penn Water Authority, PA, 0.30%, (SIFMA + 0.26%), 11/1/21(1)	500	499,220

North Penn Water Authority, PA, 0.50%, (SIFMA + 0.46%), 11/1/23(1)	400	397,992

Western Riverside Water and Wastewater Financing Authority, CA, 4.00%, 9/1/25(3)	300	347,208

		$2,880,140

Total Tax-Exempt Investments — 91.4% (identified cost $80,958,397)		$85,112,581

Short-Term Investments — 16.7%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(6)	15,536,959	$15,536,959

Total Short-Term Investments (identified cost $15,536,959)		$15,536,959

Total Investments — 108.1% (identified cost $96,495,356)		$100,649,540

Other Assets, Less Liabilities — (8.1)%		$(7,504,733)

Net Assets — 100.0%		$93,144,807

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2021, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	17.2%

Texas	12.3%

Others, representing less than 10% individually	61.9%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2021, 6.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 2.1% to 4.7% of total investments.

(1)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2021.

(2)

Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, is determined by the remarketing agent and represents the rate in effect at January 31, 2021.

(3)	When-issued security.

(4)	Amount is less than 0.05%.

(5)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at January 31, 2021.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2021.

14	See Notes to Financial Statements.

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2021

Portfolio of Investments — continued

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

LIBOR	–	London Interbank Offered Rate

Liq	–	Liquidity Provider

LOC	–	Letter of Credit

PSF	–	Permanent School Fund

SFMR	–	Single Family Mortgage Revenue

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SOFR	–	Secured Overnight Financing Rate

SPA	–	Standby Bond Purchase Agreement

Currency Abbreviations:

USD	–	United States Dollar

15	See Notes to Financial Statements.

Parametric

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2021

Portfolio of Investments

Tax-Exempt Investments — 91.5%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 2.3%

Vermont Bond Bank, (Vermont State Colleges System), 3.00%, 10/1/36	$460	$510,191

		$510,191

Education — 6.5%

Arizona State University, 4.00%, 7/1/40	$500	$614,150

Los Ranchos de Albuquerque, NM, (Albuquerque Academy), 4.00%, 9/1/40	250	289,175

University of Hawaii, 3.00%, 10/1/31	150	175,464

University of Michigan, 4.00%, 4/1/38	60	74,589

University of Michigan, 4.00%, 4/1/40	250	309,020

		$1,462,398

Electric Utilities — 0.2%

Missouri Joint Municipal Electric Utility Commission, (Prairie State Energy Campus), 4.00%, 12/1/35	$50	$56,503

		$56,503

Escrowed / Prerefunded — 0.3%

Tucson, AZ, Water System Revenue, Prerefunded to 7/1/25, 5.00%, 7/1/32	$60	$72,356

		$72,356

General Obligations — 22.0%

Brookline, MA, 5.00%, 3/15/30	$250	$335,092

California, 4.00%, 9/1/32	225	266,175

Colonial School District, PA, 5.00%, 2/15/36	100	120,155

Connecticut, 4.00%, 6/1/33	350	435,795

Humble Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/31	250	294,290

Illinois, 5.50%, 5/1/39	700	879,872

La Canada Unified School District, CA, (Election of 2017), 4.00%, 8/1/40	140	166,858

Lakeland, FL, 5.00%, 10/1/29	100	118,160

Lakeland, FL, 5.00%, 10/1/31	100	118,025

Lewis and Thurston Counties Centralia School District No. 401, WA, 5.00%, 12/1/37	145	177,650

Los Angeles Community College District, CA, (Election of 2008), 4.00%, 8/1/33	125	146,678

Mississippi Development Bank, (Rankin County School District), 4.00%, 6/1/38	160	184,515

Monterey Peninsula Community College District, CA, 4.00%, 8/1/33	100	115,795

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

New Hampshire, 5.00%, 12/1/32	$390	$543,500

Rowland Unified School District, CA, (Election of 2012), 0.00%, 8/1/34	400	241,504

Virginia, 3.00%, 6/1/32	350	413,703

Wickliffe School District, OH, 4.00%, 12/1/33	250	302,313

Williamson County, TX, 4.00%, 2/15/30	100	114,245

		$4,974,325

Hospital — 17.3%

Allegheny County Hospital Development Authority, PA, (Allegheny Health Network Obligated Group), 5.00%, 4/1/31	$250	$316,252

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.), 4.00%, 4/1/34	250	301,597

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.), 4.00%, 4/1/39	500	594,135

Glynn-Brunswick Memorial Hospital Authority, GA, (Southeast Georgia Health System), 4.00%, 8/1/35	500	588,935

Illinois Finance Authority, (Riverside Health System), 4.00%, 11/15/32	250	286,292

Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/31	50	56,615

New York City Health and Hospitals Corp., NY, 5.00%, 2/15/37	325	430,950

New York City Health and Hospitals Corp., NY, 5.00%, 2/15/38	345	456,104

New York Dormitory Authority, (Catholic Health System Obligated Group), 4.00%, 7/1/39	250	282,910

Richmond County Hospital Authority, GA, (University Health Services, Inc.), 4.00%, 1/1/36	150	168,440

Tampa, FL, (H. Lee Moffitt Cancer Center), 4.00%, 7/1/38	150	178,169

Tampa, FL, (H. Lee Moffitt Cancer Center), 5.00%, 7/1/35	100	129,638

West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 4.00%, 6/1/29	100	114,574

		$3,904,611

Housing — 0.6%

Vermont Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 3.85%, 11/1/33	$118	$133,504

		$133,504

Insured – Education — 1.7%

Northern Arizona University, (BAM), 5.00%, 6/1/31	$100	$133,051

Patterson Joint Unified School District, CA, (Election 2018), (BAM), 5.00%, 8/1/29	200	246,618

		$379,669

16	See Notes to Financial Statements.

Parametric

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 1.4%

Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/33	$100	$63,786

Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/35	100	57,551

Yonkers, NY, (BAM), 5.00%, 5/1/31	150	198,910

		$320,247

Insured – Transportation — 1.9%

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/32	$100	$126,230

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/33	100	125,669

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/34	150	187,896

		$439,795

Lease Revenue / Certificates of Participation — 1.9%

New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/33	$150	$168,464

Palo Alto, CA, (California Avenue Parking Garage), 5.00%, 11/1/37	100	127,047

Palo Alto, CA, (California Avenue Parking Garage), 5.00%, 11/1/38	115	145,560

		$441,071

Other Revenue — 2.6%

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/30	$100	$120,710

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/36	250	298,222

Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/34	50	59,783

Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/35	100	119,423

		$598,138

Senior Living / Life Care — 7.5%

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/32	$350	$402,972

Colorado Health Facilities Authority, (Covenant Living Communities and Services), 4.00%, 12/1/40	500	570,115

Maryland Health and Higher Educational Facilities Authority, (Broadmead), 5.00%, 7/1/31	150	174,926

Maryland Health and Higher Educational Facilities Authority, (Broadmead), 5.00%, 7/1/32	220	256,043

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/31	100	114,969

Orange County Health Facilities Authority, FL, (Presbyterian Retirement Communities), 5.00%, 8/1/35	150	169,674

		$1,688,699

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 2.9%

Baltimore, MD, Special Tax Obligation, 5.00%, 6/15/29	$50	$56,174

Queen Creek, AZ, Excise Tax and State Shared Revenue, 4.00%, 8/1/37	480	591,725

		$647,899

Transportation — 19.4%

Bay Area Toll Authority, CA, Toll Bridge Revenue, (San Francisco Bay Area), 0.94%, (SIFMA + 0.90%), 5/1/23 (Put Date), 4/1/47(1)	$150	$151,243

Central Texas Regional Mobility Authority, 4.00%, 1/1/35	250	300,460

Central Texas Regional Mobility Authority, 4.00%, 1/1/36	200	239,562

Chicago, IL, (O’Hare International Airport), 4.00%, 1/1/36	500	604,905

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/37	250	303,835

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), 5.00%, 12/1/31	500	666,905

Pennsylvania Turnpike Commission, 5.00%, 12/1/34	500	682,740

Port Authority of New York and New Jersey, 4.00%, 7/15/38	500	605,775

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/36	200	251,784

Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/1/35	300	189,072

Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/1/38	500	266,705

Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/1/39	250	126,400

		$4,389,386

Water and Sewer — 3.0%

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/30	$50	$59,264

San Diego Public Facilities Financing Authority, CA, Water Revenue, 4.00%, 8/1/40	500	622,485

		$681,749

Total Tax-Exempt Investments — 91.5% (identified cost $19,205,953)		$20,700,541

17	See Notes to Financial Statements.

Parametric

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2021

Portfolio of Investments — continued

Short-Term Investments — 7.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(2)	1,767,705	$1,767,705

Total Short-Term Investments (identified cost $1,767,705)		$1,767,705

Total Investments — 99.3% (identified cost $20,973,658)		$22,468,246

Other Assets, Less Liabilities — 0.7%		$150,004

Net Assets — 100.0%		$22,618,250

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2021, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	11.9%

California	10.4%

Others, representing less than 10% individually	69.2%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2021, 5.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 2.5% to 2.6% of total investments.

(1)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2021.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2021.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

18	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Statements of Assets and Liabilities

	January 31, 2021
Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Unaffiliated investments, at value (identified cost, $80,958,397 and $19,205,953, respectively)	$85,112,581	$20,700,541

Affiliated investment, at value (identified cost, $15,536,959 and $1,767,705, respectively)	15,536,959	1,767,705

Interest receivable	590,049	170,432

Dividends receivable from affiliated investment	781	159

Receivable for investments sold	40,000	2,019

Receivable for Fund shares sold	174,589	46,144

Receivable from affiliates	12,179	12,159

Total assets	$101,467,138	$22,699,159

Liabilities

Payable for investments purchased	$1,500,000	$—

Payable for when-issued securities	6,569,981	—

Payable for Fund shares redeemed	116,805	5,136

Distributions payable	1,579	—

Payable to affiliates:

Investment adviser and administration fee	23,853	6,382

Distribution and service fees	8,067	1,406

Accrued expenses	102,046	67,985

Total liabilities	$8,322,331	$80,909

Net Assets	$93,144,807	$22,618,250

Sources of Net Assets

Paid-in capital	$88,909,883	$20,988,244

Distributable earnings	4,234,924	1,630,006

Net Assets	$93,144,807	$22,618,250

Class A Shares

Net Assets	$22,853,161	$4,880,595

Shares Outstanding	2,094,310	416,100

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.91	$11.73

Maximum Offering Price Per Share

(100 ÷ 97.75 and 95.25, respectively, of net asset value per share)	$11.16	$12.31

Class C Shares

Net Assets	$3,993,518	$521,852

Shares Outstanding	366,011	44,476

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.91	$11.73

Class I Shares

Net Assets	$66,298,128	$17,215,803

Shares Outstanding	6,069,825	1,467,623

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.92	$11.73

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

19	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Statements of Operations

	Year Ended January 31, 2021
Investment Income	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Interest	$1,405,889	$450,967

Dividends from affiliated investment	20,584	6,795

Total investment income	$1,426,473	$457,762

Expenses

Investment adviser and administration fee	$244,315	$58,755

Distribution and service fees

Class A	51,595	7,862

Class C	40,281	5,003

Trustees’ fees and expenses	4,526	1,563

Custodian fee	28,758	19,800

Transfer and dividend disbursing agent fees	19,278	7,108

Legal and accounting services	42,456	34,273

Printing and postage	13,704	8,392

Registration fees	56,873	43,299

Miscellaneous	17,567	13,278

Total expenses	$519,353	$199,333

Deduct —

Allocation of expenses to affiliates	$122,022	$113,021

Total expense reductions	$122,022	$113,021

Net expenses	$397,331	$86,312

Net investment income	$1,029,142	$371,450

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$275,167	$442,585

Investment transactions — affiliated investment	(823)	1

Net realized gain	$274,344	$442,586

Change in unrealized appreciation (depreciation) —

Investments	$1,927,778	$514,036

Investments — affiliated investment	(4)	(195)

Net change in unrealized appreciation (depreciation)	$1,927,774	$513,841

Net realized and unrealized gain	$2,202,118	$956,427

Net increase in net assets from operations	$3,231,260	$1,327,877

20	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Statements of Changes in Net Assets

	Year Ended January 31, 2021
Increase (Decrease) in Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

From operations —

Net investment income	$1,029,142	$371,450

Net realized gain	274,344	442,586

Net change in unrealized appreciation (depreciation)	1,927,774	513,841

Net increase in net assets from operations	$3,231,260	$1,327,877

Distributions to shareholders —

Class A	$(252,689)	$(118,225)

Class C	(19,185)	(13,636)

Class I	(754,023)	(575,792)

Total distributions to shareholders	$(1,025,897)	$(707,653)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$7,403,194	$3,909,826

Class C	700,981	123,501

Class I	35,431,942	13,588,704

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	235,755	118,225

Class C	18,961	13,636

Class I	753,018	575,792

Cost of shares redeemed

Class A	(5,402,755)	(293,488)

Class C	(679,401)	(148,325)

Class I	(19,089,916)	(10,089,195)

Net asset value of shares converted

Class A	45,630	—

Class C	(45,630)	—

Net increase in net assets from Fund share transactions	$19,371,779	$7,798,676

Net increase in net assets	$21,577,142	$8,418,900

Net Assets

At beginning of year	$71,567,665	$14,199,350

At end of year	$93,144,807	$22,618,250

21	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Statements of Changes in Net Assets — continued

	Year Ended January 31, 2020
Increase (Decrease) in Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

From operations —

Net investment income	$1,055,098	$298,597

Net realized gain	491,840	182,957

Net change in unrealized appreciation (depreciation)	1,540,103	702,264

Net increase in net assets from operations	$3,087,041	$1,183,818

Distributions to shareholders —

Class A	$(297,816)	$(17,654)

Class C	(34,964)	(7,227)

Class I	(721,928)	(293,087)

Total distributions to shareholders	$(1,054,708)	$(317,968)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$2,473,331	$724,382

Class C	582,821	239,474

Class I	26,755,526	4,283,687

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	291,056	17,654

Class C	34,906	7,227

Class I	721,524	292,938

Cost of shares redeemed

Class A	(1,458,743)	(114,491)

Class C	(823,550)	(86,605)

Class I	(12,906,499)	(1,074,101)

Net increase in net assets from Fund share transactions	$15,670,372	$4,290,165

Net increase in net assets	$17,702,705	$5,156,015

Net Assets

At beginning of year	$53,864,960	$9,043,335

At end of year	$71,567,665	$14,199,350

22	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Financial Highlights

	1-to-10 Year Laddered Fund — Class A
	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$10.600	$10.240	$10.170	$10.120	$10.340

Income (Loss) From Operations

Net investment income	$0.132	$0.172	$0.157	$0.129	$0.120

Net realized and unrealized gain (loss)	0.308	0.360	0.070	0.050	(0.220)

Total income (loss) from operations	$0.440	$0.532	$0.227	$0.179	$(0.100)

Less Distributions

From net investment income	$(0.130)	$(0.172)	$(0.157)	$(0.129)	$(0.120)

Total distributions	$(0.130)	$(0.172)	$(0.157)	$(0.129)	$(0.120)

Net asset value — End of year	$10.910	$10.600	$10.240	$10.170	$10.120

Total Return(1)(2)	4.19%	5.23%	2.26%	1.76%	(0.99)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$22,853	$19,901	$17,978	$16,877	$5,031

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.65%	0.65%	0.65%	0.65%	0.65%

Net investment income	1.23%	1.64%	1.56%	1.25%	1.14%

Portfolio Turnover	81%	41%	91%	19%	4%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.16%, 0.18%, 0.20%, 0.24% and 0.31% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

23	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Financial Highlights — continued

	1-to-10 Year Laddered Fund — Class C
	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$10.590	$10.240	$10.170	$10.120	$10.340

Income (Loss) From Operations

Net investment income	$0.053	$0.093	$0.081	$0.052	$0.041

Net realized and unrealized gain (loss)	0.318	0.350	0.070	0.050	(0.220)

Total income (loss) from operations	$0.371	$0.443	$0.151	$0.102	$(0.179)

Less Distributions

From net investment income	$(0.051)	$(0.093)	$(0.081)	$(0.052)	$(0.041)

Total distributions	$(0.051)	$(0.093)	$(0.081)	$(0.052)	$(0.041)

Net asset value — End of year	$10.910	$10.590	$10.240	$10.170	$10.120

Total Return(1)(2)	3.52%	4.35%	1.50%	1.00%	(1.73)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,994	$3,875	$3,951	$3,638	$2,665

Ratios (as a percentage of average daily net assets):

Expenses(2)	1.40%	1.40%	1.40%	1.40%	1.40%

Net investment income	0.48%	0.90%	0.80%	0.50%	0.34%

Portfolio Turnover	81%	41%	91%	19%	4%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.16%, 0.18%, 0.20%, 0.24% and 0.31% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

24	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Financial Highlights — continued

	1-to-10 Year Laddered Fund — Class I
	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$10.610	$10.250	$10.180	$10.130	$10.350

Income (Loss) From Operations

Net investment income	$0.159	$0.198	$0.182	$0.156	$0.146

Net realized and unrealized gain (loss)	0.308	0.360	0.070	0.050	(0.220)

Total income (loss) from operations	$0.467	$0.558	$0.252	$0.206	$(0.074)

Less Distributions

From net investment income	$(0.157)	$(0.198)	$(0.182)	$(0.156)	$(0.146)

Total distributions	$(0.157)	$(0.198)	$(0.182)	$(0.156)	$(0.146)

Net asset value — End of year	$10.920	$10.610	$10.250	$10.180	$10.130

Total Return(1)(2)	4.45%	5.49%	2.51%	2.03%	(0.74)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$66,298	$47,792	$31,936	$42,106	$39,070

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	1.46%	1.88%	1.79%	1.51%	1.40%

Portfolio Turnover	81%	41%	91%	19%	4%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.16%, 0.18%, 0.20%, 0.24% and 0.31% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

25	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class A
	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$11.410	$10.560	$10.530	$10.260	$10.610

Income (Loss) From Operations

Net investment income	$0.218	$0.275	$0.272	$0.255	$0.255

Net realized and unrealized gain (loss)	0.492	0.870	0.068	0.270	(0.336)

Total income (loss) from operations	$0.710	$1.145	$0.340	$0.525	$(0.081)

Less Distributions

From net investment income	$(0.215)	$(0.277)	$(0.271)	$(0.255)	$(0.254)

From net realized gain	(0.175)	(0.018)	(0.039)	—	(0.015)

Total distributions	$(0.390)	$(0.295)	$(0.310)	$(0.255)	$(0.269)

Net asset value — End of year	$11.730	$11.410	$10.560	$10.530	$10.260

Total Return(1)(2)	6.35%	10.97%	3.30%	5.14%	(0.82)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,881	$970	$297	$336	$574

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.65%	0.65%	0.65%	0.65%	0.65%

Net investment income	1.79%	2.45%	2.59%	2.44%	2.35%

Portfolio Turnover	62%	33%	44%	53%	16%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.61%, 0.94%, 1.25%, 1.42% and 1.50% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

26	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class C
	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$11.410	$10.570	$10.540	$10.270	$10.620

Income (Loss) From Operations

Net investment income	$0.135	$0.193	$0.194	$0.176	$0.174

Net realized and unrealized gain (loss)	0.490	0.859	0.068	0.270	(0.335)

Total income (loss) from operations	$0.625	$1.052	$0.262	$0.446	$(0.161)

Less Distributions

From net investment income	$(0.130)	$(0.194)	$(0.193)	$(0.176)	$(0.174)

From net realized gain	(0.175)	(0.018)	(0.039)	—	(0.015)

Total distributions	$(0.305)	$(0.212)	$(0.232)	$(0.176)	$(0.189)

Net asset value — End of year	$11.730	$11.410	$10.570	$10.540	$10.270

Total Return(1)(2)	5.56%	10.04%	2.53%	4.35%	(1.56)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$522	$521	$331	$380	$385

Ratios (as a percentage of average daily net assets):

Expenses(2)	1.40%	1.40%	1.40%	1.40%	1.40%

Net investment income	1.14%	1.73%	1.85%	1.66%	1.59%

Portfolio Turnover	62%	33%	44%	53%	16%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.61%, 0.94%, 1.25%, 1.42% and 1.50% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

27	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class I
	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$11.410	$10.560	$10.530	$10.270	$10.610

Income (Loss) From Operations

Net investment income	$0.248	$0.304	$0.298	$0.281	$0.281

Net realized and unrealized gain (loss)	0.491	0.869	0.069	0.261	(0.325)

Total income (loss) from operations	$0.739	$1.173	$0.367	$0.542	$(0.044)

Less Distributions

From net investment income	$(0.244)	$(0.305)	$(0.298)	$(0.282)	$(0.281)

From net realized gain	(0.175)	(0.018)	(0.039)	—	(0.015)

Total distributions	$(0.419)	$(0.323)	$(0.337)	$(0.282)	$(0.296)

Net asset value — End of year	$11.730	$11.410	$10.560	$10.530	$10.270

Total Return(1)(2)	6.61%	11.25%	3.56%	5.30%	(0.47)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$17,216	$12,708	$8,415	$8,358	$6,465

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	2.10%	2.73%	2.85%	2.65%	2.61%

Portfolio Turnover	62%	33%	44%	53%	16%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.61%, 0.94%, 1.25%, 1.42% and 1.50% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

28	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of six funds, two of which, each diversified, are included in these financial statements. They include Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund (1-to-10 Year Laddered Fund) and Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund (10-to-20 Year Laddered Fund) (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to provide current income exempt from regular federal income tax. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Affiliated Fund. The Funds may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2021, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

29

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Notes to Financial Statements — continued

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2021 and January 31, 2020 was as follows:

	Year Ended January 31, 2021
	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Tax-exempt income	$988,634	$356,656

Ordinary income	$37,263	$155,495

Long-term capital gains	$—	$195,502

	Year Ended January 31, 2020
	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Tax-exempt income	$984,898	$279,457

Ordinary income	$69,810	$13,929

Long-term capital gains	$—	$24,582

30

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Notes to Financial Statements — continued

During the year ended January 31, 2021, the following amounts were reclassified due to the Funds’ use of equalization accounting. Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Funds.

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Change in:

Paid-in capital	$4,959	$57,758

Distributable earnings	$(4,959)	$(57,758)

As of January 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Undistributed tax-exempt income	$18,208	$7,999

Undistributed ordinary income	$58,790	$80,800

Undistributed long-term capital gains	$—	$46,034

Net unrealized appreciation	$4,159,505	$1,495,173

Distributions payable	$(1,579)	$—

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2021, as determined on a federal income tax basis, were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Aggregate cost	$96,490,035	$20,973,073

Gross unrealized appreciation	$4,169,922	$1,495,186

Gross unrealized depreciation	(10,417)	(13)

Net unrealized appreciation	$4,159,505	$1,495,173

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory and administrative services rendered to each Fund. The fee is based upon a percentage of average daily net assets as presented in the following table and is payable monthly.

	Annual Rate
Daily Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Up to $1 billion	0.32%	0.32%

31

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Notes to Financial Statements — continued

On average daily net assets of $1 billion or more, the rates are reduced. The Funds invest their cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended January 31, 2021, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Investment Adviser and Administration Fee	$244,315	$58,755

Effective Annual Rate	0.32%	0.32%

Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Funds to Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Funds. EVM and Parametric have agreed to reimburse each Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65%, 1.40% and 0.40% of each Fund’s average daily net assets for Class A, Class C and Class I, respectively. These agreements may be changed or terminated after May 31, 2021. Pursuant to these agreements, EVM and Parametric were allocated $122,022 and $113,021 in total of operating expenses of 1-to-10 Year Laddered Fund and 10-to-20 Year Laddered Fund, respectively, for the year ended January 31, 2021.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2021 were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

EVM’s Sub-Transfer Agent Fees	$1,726	$919

EVD’s Class A Sales Charges	$169	$1,667

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2021 for Class A shares amounted to the following:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class A Distribution and Service Fees	$51,595	$7,862

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the respective Fund. For the year ended January 31, 2021, the Funds paid or accrued to EVD the following distribution fees:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class C Distribution Fees	$30,211	$3,752

32

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2021 amounted to the following:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class C Service Fees	$10,070	$1,251

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2021, the Funds were informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2021 were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Purchases	$67,428,566	$17,294,642

Sales	$56,732,767	$10,469,743

33

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

1-to-10 Year Laddered Fund
	Year Ended January 31, 2021
	Class A	Class C	Class I

Sales	692,277	66,880	3,308,389

Issued to shareholders electing to receive payments of distributions in Fund shares	22,188	1,789	70,658

Redemptions	(502,737)	(64,096)	(1,815,567)

Converted from Class C shares	4,304	—	—

Converted to Class A shares	—	(4,304)	—

Net increase	216,032	269	1,563,480

	Year Ended January 31, 2020
	Class A	Class C	Class I

Sales	235,649	55,648	2,559,462

Issued to shareholders electing to receive payments of distributions in Fund shares	27,850	3,343	68,931

Redemptions	(140,091)	(78,945)	(1,236,423)

Net increase (decrease)	123,408	(19,954)	1,391,970

10-to-20 Year Laddered Fund
	Year Ended January 31, 2021
	Class A	Class C	Class I

Sales	346,372	10,766	1,190,190

Issued to shareholders electing to receive payments of distributions in Fund shares	10,273	1,187	50,091

Redemptions	(25,542)	(13,130)	(886,249)

Net increase (decrease)	331,103	(1,177)	354,032

	Year Ended January 31, 2020
	Class A	Class C	Class I

Sales	65,465	21,459	388,382

Issued to shareholders electing to receive payments of distributions in Fund shares	1,584	652	26,400

Redemptions	(10,205)	(7,776)	(98,129)

Net increase	56,844	14,335	316,653

At January 31, 2021, EVM owned 17.4% of the value of the outstanding shares of 10-to-20 Year Laddered Fund.

34

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Notes to Financial Statements — continued

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2021.

9  Investments in Affiliated Funds

At January 31, 2021, the value of investments in affiliated funds was $15,536,959 for 1-to-10 Year Laddered Fund, representing 16.7% of its net assets and $1,767,705 for 10-to-20 Year Laddered Fund, representing 7.8% of its net assets. Transactions in affiliated funds by the Funds for the year ended January 31, 2021 were as follows:

1-to-10 Year Laddered Fund
Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$1,591,685	$72,824,238	$(58,878,137)	$(823)	$(4)	$15,536,959	$20,584	15,536,959

10-to-20 Year Laddered Fund
Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$2,277,103	$23,548,532	$(24,057,736)	$1	$(195)	$1,767,705	$6,795	1,767,705

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

35

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Notes to Financial Statements — continued

At January 31, 2021, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

1-to-10 Year Laddered Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$85,112,581	$—	$85,112,581

Short-Term Investments	—	15,536,959	—	15,536,959

Total Investments	$—	$100,649,540	$—	$100,649,540

10-to-20 Year Laddered Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$20,700,541	$—	$20,700,541

Short-Term Investments	—	1,767,705	—	1,767,705

Total Investments	$—	$22,468,246	$—	$22,468,246

11  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Funds’ performance, or the performance of the securities in which the Funds invest.

12  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may have been deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, each Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement were approved by each Fund’s shareholders at a joint special meeting of shareholders held on February 18, 2021, and became effective upon the consummation of the transaction on March 1, 2021.

36

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund and Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund and Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

37

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TABS Laddered Municipal Bond Funds

January 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2021, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

TABS 1-to-10 Year Laddered Municipal Bond Fund	96.37%

TABS 10-to-20 Year Laddered Municipal Bond Fund	69.64%

Capital Gains Dividends.  The TABS 10-to-20 Year Laddered Municipal Bond Fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2021, $183,782 or, if subsequently determined to be different, the net capital gain of such year.

38

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund and Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund	Eaton Vance Management	Parametric Portfolio Associates LLC
Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

39

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;
•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

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TABS Laddered Municipal Bond Funds

January 31, 2021

Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by

41

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TABS Laddered Municipal Bond Funds

January 31, 2021

Board of Trustees’ Contract Approval — continued

the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

42

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TABS Laddered Municipal Bond Funds

January 31, 2021

Board of Trustees’ Contract Approval — continued

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

43

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TABS Laddered Municipal Bond Funds

January 31, 2021

Board of Trustees’ Contract Approval — continued

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

44

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TABS Laddered Municipal Bond Funds

January 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), Manager and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Vice-Chairperson of the Board and Trustee	2021 (Vice-Chairperson) 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

45

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

46

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

47

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

48

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

21124    1.31.21

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

Annual Report

January 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report January 31, 2021

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began on February 1, 2020, was dominated by the outbreak of a novel coronavirus, which causes the disease known as COVID-19. As the outbreak turned into a global pandemic in the opening months of the period, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Credit markets along with equity markets declined in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures to shore up credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates around zero percent for the foreseeable future and use all the monetary tools at its disposal to support the U.S. economy. These actions helped calm investment markets and initiated a municipal bond rally that began in April and lasted through most of the summer.

The municipal bond rally was also driven by technical market factors, as demand overwhelmed supply. With municipal bonds offering attractive tax-exempt yields versus other fixed-income asset classes, municipal bond funds reported net inflows from May through September 2020, following substantial outflows in March and April.

But midway through August, the municipal rally stalled. Rates hit bottom for the period on August 11, with 10-year municipal bonds yielding 0.58%. From mid-August through October, prices fell and yields rose, driven in part by Congress’ failure to pass a second stimulus bill — $400-$500 billion of which had been projected for state and local government assistance. As issuers rushed to take advantage of low yields in late August and September, increased supply reversed the supply-demand dynamic from earlier in the summer, putting further downward pressure on municipal bond prices and upward pressure on yields.

In November, however, the municipal market reversed course again and closed the period with a strong rally. Joe Biden’s victory in the U.S. presidential election eased the political uncertainties that had dogged investment markets through much of the fall. The announcement that two coronavirus vaccine candidates had proven more than 90% effective in late-stage trials buoyed the markets as well.

In December, municipal bond demand once again exceeded supply, providing an additional tailwind for municipal bond prices. The beginning of the COVID-19 vaccination process and Congress’ passage of a fiscal stimulus bill added more fuel to the rally. While the $900 billion bill failed to provide direct aid to state and local governments, it did include money for some municipal issuers, including schools, colleges, and transportation agencies.

In January 2021, the supply-demand imbalance fueling the rally grew larger, driven by lower issuance of new bonds than the previous January; a large number of bonds maturing or being called; and an acceleration of inflows into tax-exempt municipal funds — driven in part by the anticipation of higher taxes for high-income earners under the new Biden administration.

For the period as a whole, rates declined across the municipal bond yield curve, with the greatest declines occurring at the short end of the curve. The Bloomberg Barclays Municipal Bond Index, a broad measure of the asset class, returned 4.01% during the period — despite a 3.63% decline in March 2020. Reflecting investors’ “flight to quality” in response to the pandemic, municipal bonds with higher credit ratings outperformed lower rated issues during most of the period. But in the final three months of the period, lower rated issuers outperformed as investors appeared to become more comfortable reaching for yield in an ongoing low-yield environment.

Fund Performance

For the 12-month period ended January 31, 2021, Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund (the Fund) returned 4.34% for Class A shares at net asset value (NAV), outperforming its primary benchmark, the Bloomberg Barclays 10 Year Municipal Bond Index (the Index), which returned 4.21%.

The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund provides rules-based, approximately equal-weighted exposure in each year across the 5-year to 15-year maturity portion of the yield curve, with the objective of seeking current income exempt from regular federal income tax. Management seeks to add incremental return through active security selection by working with credit analysts to select sectors, issuers, and individual bonds in which to invest.

During the period, the largest contributors to Fund performance versus the Index were active security selection and relative-value trading — a strategy that seeks to take advantage of price and rate differences among similar securities. The extreme market volatility that occurred in March and April 2020 created significant opportunities to employ both strategies to purchase individual bonds at attractive prices, and then benefit as bond prices recovered during the municipal market rally that began in April 2020 and continued for much of the rest of the period.

In particular, the Fund’s overweight positions and security selections in the health care and transportation sectors — two of the hardest-hit sectors in the March-April 2020 market downturn — contributed strongly to the Fund’s returns relative to the Index.

The Fund’s employment of tax-loss harvesting also contributed to performance relative to the Index. In March 2020 when bond valuations declined dramatically, the Fund sold some bonds at a loss and replaced them with higher yielding issues. This had the effect of increasing the Fund’s yield and creating losses that could be used to offset future gains and, thus, decrease tax liabilities at the state level.

In contrast, yield-curve positioning and duration, which were largely determined by the Fund’s equal-weighted laddered structure, detracted from Fund performance versus the Index. With regard to yield-curve positioning, the Fund’s holdings in bonds with maturities shorter than eight years — an area of the curve where the Index had no exposure — underperformed longer-maturity bonds and, thus, detracted from relative returns during the period.

In addition, the Fund had a modestly shorter duration — or sensitivity to interest rate changes — than the Index. This hurt relative performance because the Fund benefited less than the Index from declining interest rates and rising bond prices during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	02/01/2010	02/01/2010	4.34%	3.36%	6.06%
Class A with 4.75% Maximum Sales Charge	—	—	–0.59	2.36	5.55
Class C at NAV	02/01/2010	02/01/2010	3.56	2.59	5.27
Class C with 1% Maximum Sales Charge	—	—	2.56	2.59	5.27
Class I at NAV	02/01/2010	02/01/2010	4.60	3.62	6.32

Bloomberg Barclays 10 Year Municipal Bond Index	—	—	4.21%	3.85%	4.90%
Bloomberg Barclays 15 Year Municipal Bond Index	—	—	4.76	4.57	5.80

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			0.67%	1.42%	0.42%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I

Distribution Rate			1.38%	0.63%	1.63%
SEC 30-day Yield - Subsidized			0.27	–0.45	0.53
SEC 30-day Yield - Unsubsidized			0.25	–0.47	0.51

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	01/31/2011	$16,714	N.A.
Class I	$250,000	01/31/2011	$461,525	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Fund Profile6

Credit Quality (% of total investments)7

See Endnotes and Additional Disclosures in this report.

4

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays 10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 8-12 years. Bloomberg Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charges reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective April 15, 2015, the Fund changed its investment objective and investment strategy. Performance prior to April 15, 2015 reflects the Fund’s performance under its former investment objective and policies.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 5/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

The Fund primarily invests in an affiliated investment company (Portfolio) with substantially the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[7]

For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Additional Information

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 – January 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/20)	Ending Account Value (1/31/21)	Expenses Paid During Period* (8/1/20 – 1/31/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,020.80	$3.30	**	0.65%
Class C	$1,000.00	$1,017.00	$7.10	**	1.40%
Class I	$1,000.00	$1,022.10	$2.03	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.30	**	0.65%
Class C	$1,000.00	$1,018.10	$7.10	**	1.40%
Class I	$1,000.00	$1,023.10	$2.03	**	0.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Statement of Assets and Liabilities

Assets	January 31, 2021

Investment in 5-to-15 Year Laddered Municipal Bond Portfolio, at value (identified cost, $843,539,870)	$903,035,305

Receivable for Fund shares sold	1,996,146

Receivable from affiliates	35,617

Total assets	$905,067,068

Liabilities

Payable for Fund shares redeemed	$2,108,061

Distributions payable	250,905

Payable to affiliates:

Distribution and service fees	50,000

Accrued expenses	137,506

Total liabilities	$2,546,472

Net Assets	$902,520,596

Sources of Net Assets

Paid-in capital	$850,932,741

Distributable earnings	51,587,855

Total	$902,520,596

Class A Shares

Net Assets	$88,982,947

Shares Outstanding	6,722,520

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.24

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$13.90

Class C Shares

Net Assets	$37,239,300

Shares Outstanding	2,814,438

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$13.23

Class I Shares

Net Assets	$776,298,349

Shares Outstanding	58,689,680

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.23

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Statement of Operations

Investment Income	Year Ended January 31, 2021

Interest allocated from Portfolio	$17,946,474

Expenses allocated from Portfolio	(2,741,077)

Total investment income from Portfolio	$15,205,397

Expenses

Distribution and service fees

Class A	$207,515

Class C	383,213

Trustees’ fees and expenses	500

Custodian fee	50,754

Transfer and dividend disbursing agent fees	261,195

Legal and accounting services	34,087

Printing and postage	42,532

Registration fees	118,437

Miscellaneous	18,601

Total expenses	$1,116,834

Deduct —

Allocation of expenses to affiliates	$135,794

Total expense reductions	$135,794

Net expenses	$981,040

Net investment income	$14,224,357

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$4,289,976

Net realized gain	$4,289,976

Change in unrealized appreciation (depreciation) —

Investments	$16,851,140

Net change in unrealized appreciation (depreciation)	$16,851,140

Net realized and unrealized gain	$21,141,116

Net increase in net assets from operations	$35,365,473

8	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$14,224,357	$13,352,375

Net realized gain	4,289,976	3,629,939

Net change in unrealized appreciation (depreciation)	16,851,140	31,441,339

Net increase in net assets from operations	$35,365,473	$48,423,653

Distributions to shareholders —

Class A	$(1,369,835)	$(1,602,941)

Class C	(346,962)	(489,123)

Class I	(12,491,775)	(11,259,743)

Total distributions to shareholders	$(14,208,572)	$(13,351,807)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$18,833,667	$13,723,494

Class C	6,662,582	4,060,270

Class I	319,722,524	202,214,275

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,143,526	1,402,518

Class C	257,716	364,233

Class I	9,777,443	8,940,271

Cost of shares redeemed

Class A	(19,938,216)	(21,640,930)

Class C	(11,050,734)	(10,115,553)

Class I	(167,437,325)	(115,874,192)

Net asset value of shares converted

Class A	1,172,423	254,761

Class C	(1,172,423)	(254,761)

Net increase in net assets from Fund share transactions	$157,971,183	$83,074,386

Other capital —

Portfolio transaction fee contributed to Portfolio	$(394,679)	$(202,118)

Portfolio transaction fee allocated from Portfolio	391,381	200,083

Net decrease in net assets from other capital	$(3,298)	$(2,035)

Net increase in net assets	$179,124,786	$118,144,197

Net Assets

At beginning of year	$723,395,810	$605,251,613

At end of year	$902,520,596	$723,395,810

9	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Financial Highlights

	Class A
	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$12.900	$12.220	$12.110	$11.900	$12.220

Income (Loss) From Operations

Net investment income	$0.213	$0.237	$0.225	$0.210	$0.175

Net realized and unrealized gain (loss)	0.340	0.680	0.110	0.210	(0.320)

Total income (loss) from operations	$0.553	$0.917	$0.335	$0.420	$(0.145)

Less Distributions

From net investment income	$(0.213)	$(0.237)	$(0.225)	$(0.210)	$(0.175)

Total distributions	$(0.213)	$(0.237)	$(0.225)	$(0.210)	$(0.175)

Net asset value — End of year	$13.240	$12.900	$12.220	$12.110	$11.900

Total Return(1)(2)	4.34%	7.56%	2.80%	3.53%	(1.21)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$88,983	$85,608	$87,287	$104,397	$144,984

Ratios (as a percentage of average daily net assets):(3)

Expenses(2)	0.65%	0.65%	0.65%	0.65%	0.65%

Net investment income	1.65%	1.88%	1.87%	1.72%	1.41%

Portfolio Turnover of the Portfolio(4)	51%	28%	78%	35%	30	%(5)

Portfolio Turnover of the Fund	—	—	—	—	6	%(5)(6)

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and the sub-adviser of the Fund and the investment adviser and the sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.03%, 0.02%, 0.04%, 0.05% and 0.07% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	Not annualized.

(6)	For the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

10	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Financial Highlights — continued

	Class C
	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$12.890	$12.220	$12.100	$11.890	$12.210

Income (Loss) From Operations

Net investment income	$0.116	$0.142	$0.134	$0.118	$0.082

Net realized and unrealized gain (loss)	0.340	0.670	0.120	0.210	(0.320)

Total income (loss) from operations	$0.456	$0.812	$0.254	$0.328	$(0.238)

Less Distributions

From net investment income	$(0.116)	$(0.142)	$(0.134)	$(0.118)	$(0.082)

Total distributions	$(0.116)	$(0.142)	$(0.134)	$(0.118)	$(0.082)

Net asset value — End of year	$13.230	$12.890	$12.220	$12.100	$11.890

Total Return(1)(2)	3.56%	6.68%	2.12%	2.75%	(1.96)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$37,239	$41,689	$45,309	$55,476	$53,321

Ratios (as a percentage of average daily net assets):(3)

Expenses(2)	1.40%	1.40%	1.40%	1.40%	1.40%

Net investment income	0.91%	1.13%	1.11%	0.96%	0.66%

Portfolio Turnover of the Portfolio(4)	51%	28%	78%	35%	30	%(5)

Portfolio Turnover of the Fund	—	—	—	—	6	%(5)(6)

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and the sub-adviser of the Fund and the investment adviser and the sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.03%, 0.02%, 0.04%, 0.05% and 0.07% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	Not annualized.

(6)	For the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

11	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Financial Highlights — continued

	Class I
	Year Ended January 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$12.890	$12.210	$12.100	$11.890	$12.210

Income (Loss) From Operations

Net investment income	$0.245	$0.268	$0.255	$0.240	$0.206

Net realized and unrealized gain (loss)	0.340	0.680	0.110	0.210	(0.320)

Total income (loss) from operations	$0.585	$0.948	$0.365	$0.450	$(0.114)

Less Distributions

From net investment income	$(0.245)	$(0.268)	$(0.255)	$(0.240)	$(0.206)

Total distributions	$(0.245)	$(0.268)	$(0.255)	$(0.240)	$(0.206)

Net asset value — End of year	$13.230	$12.890	$12.210	$12.100	$11.890

Total Return(1)(2)	4.60%	7.83%	3.06%	3.79%	(0.97)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$776,298	$596,099	$472,656	$510,220	$284,003

Ratios (as a percentage of average daily net assets):(3)

Expenses(2)	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	1.89%	2.12%	2.11%	1.94%	1.66%

Portfolio Turnover of the Portfolio(4)	51%	28%	78%	35%	30	%(5)

Portfolio Turnover of the Fund	—	—	—	—	6	%(5)(6)

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator and the sub-adviser of the Fund and the investment adviser and the sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.03%, 0.02%, 0.04%, 0.05% and 0.07% of average daily net assets for the years ended January 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	Not annualized.

(6)	For the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

12	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in 5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.2% at January 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by the Portfolio’s investments in municipal obligations, which are exempt from regular federal income tax when received by the Portfolio, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder,

13

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Notes to Financial Statements — continued

receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2021 and January 31, 2020 was as follows:

	Year Ended January 31,
	2021	2020

Tax-exempt income	$14,208,572	$13,351,807

As of January 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed tax-exempt income	$254,583

Deferred capital losses	$(8,086,338)

Net unrealized appreciation	$59,670,515

Distributions payable	$(250,905)

At January 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $8,086,338 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2021, $8,086,338 are short-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.32% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $1 billion and is payable monthly. On Direct Assets of $1 billion and over, the annual fee is reduced. For the year ended January 31, 2021, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.

EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65%, 1.40% and 0.40% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2021. Pursuant to this agreement, EVM and Parametric were allocated $135,794 in total of the Fund’s operating expenses for the year ended January 31, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2021, EVM earned $7,149 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,546 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2021 amounted to $207,515 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2021, the Fund paid or accrued to EVD $287,410 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2021 amounted to $95,803 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2021, the Fund was informed that EVD received approximately $10,000 and $3,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended January 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $204,214,514 and $59,329,525, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1H of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2021	2020

Sales	1,454,551	1,086,749

Issued to shareholders electing to receive payments of distributions in Fund shares	88,554	111,314

Redemptions	(1,547,677)	(1,722,523)

Converted from Class C shares	89,879	20,066

Net increase (decrease)	85,307	(504,394)

15

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Notes to Financial Statements — continued

	Year Ended January 31,
Class C	2021	2020

Sales	517,231	324,004

Issued to shareholders electing to receive payments of distributions in Fund shares	19,985	28,948

Redemptions	(866,281)	(808,021)

Converted to Class A shares	(89,919)	(20,073)

Net decrease	(418,984)	(475,142)

	Year Ended January 31,
Class I	2021	2020

Sales	24,809,152	16,101,873

Issued to shareholders electing to receive payments of distributions in Fund shares	756,576	709,234

Redemptions	(13,124,951)	(9,259,871)

Net increase	12,440,777	7,551,236

8  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may have been deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement were approved by Fund shareholders at a joint special meeting of shareholders held on February 18, 2021, and became effective upon the consummation of the transaction on March 1, 2021.

16

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2021, the Fund designates 100% of distributions from net investment income as an exempt-interest dividend.

18

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Portfolio of Investments

Tax-Exempt Investments — 89.1%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.2%

Vermont Bond Bank, (Vermont State Colleges System), 3.00%, 10/1/35	$500	$556,515

Virginia Resources Authority, (Pooled Financing Program), 4.00%, 11/1/35	1,325	1,605,052

		$2,161,567

Education — 1.3%

Arizona State University, 5.00%, 7/1/35	$1,500	$2,025,540

Arizona State University, 5.00%, 7/1/36	1,000	1,341,300

Brownsburg 1999 School Building Corp., IN, 5.00%, 2/5/26	565	692,283

Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/25	875	1,043,009

Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/26	1,000	1,226,030

Louisiana Public Facilities Authority, (Tulane University), 5.00%, 12/15/27	505	627,048

North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/29	200	210,152

Saginaw Valley State University, MI, 5.00%, 7/1/26	750	924,000

Saginaw Valley State University, MI, 5.00%, 7/1/27	500	613,610

Saginaw Valley State University, MI, 5.00%, 7/1/28	1,000	1,224,830

University of Hawaii, 3.00%, 10/1/31	1,000	1,169,760

University of North Carolina at Greensboro, 5.00%, 4/1/33	1,010	1,132,988

		$12,230,550

Electric Utilities — 2.1%

Brownsville, TX, Utilities System Revenue, 5.00%, 9/1/29	$1,000	$1,191,420

Energy Northwest, WA, Wind Project Revenue, 5.00%, 7/1/25	365	437,025

Energy Northwest, WA, Wind Project Revenue, 5.00%, 7/1/26	1,000	1,195,880

Garland, TX, Electric Utility System Revenue, 5.00%, 3/1/32	250	301,832

Marquette Board of Light and Power, MI, 5.00%, 7/1/27	735	908,842

New Braunfels, TX, Utility System Revenue, 4.00%, 7/1/34	770	930,992

New Braunfels, TX, Utility System Revenue, 4.00%, 7/1/36	155	186,160

North Carolina Municipal Power Agency No. 1, (Catawba), 5.00%, 1/1/29	500	607,625

Redding Joint Powers Financing Authority, CA, Electric System Revenue, 5.00%, 6/1/26	250	307,532

Seattle, WA, Municipal Light and Power Revenue, Green Bonds, 4.00%, 7/1/34	5,035	6,327,082

Springfield Electric System Revenue, IL, 5.00%, 3/1/27	250	293,425

Springfield Electric System Revenue, IL, 5.00%, 3/1/28	250	292,765

Springfield Electric System Revenue, IL, 5.00%, 3/1/29	250	292,215

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/27	300	350,103

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/28	400	466,008

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/29	$1,120	$1,302,605

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/30	1,500	1,741,590

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/31	1,000	1,160,660

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/33	300	347,724

Walnut Energy Center Authority, CA, 5.00%, 1/1/33	250	287,070

		$18,928,555

Escrowed / Prerefunded — 0.1%

South Dakota Building Authority, Prerefunded to 6/1/25, 5.00%, 6/1/28	$210	$252,937

South Dakota Building Authority, Series 2015B, Prerefunded to 6/1/25, 5.00%, 6/1/30	200	240,892

		$493,829

General Obligations — 28.7%

Abilene Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/32	$700	$846,321

Addison, TX, 5.00%, 2/15/26	270	296,619

Anchorage, AK, 5.00%, 9/1/24	250	292,298

Anchorage, AK, 5.00%, 9/1/25	100	121,204

Anchorage, AK, 5.00%, 9/1/27	780	939,861

Belding Area Schools, MI, 5.00%, 5/1/28	250	308,568

Belding Area Schools, MI, 5.00%, 5/1/30	250	307,255

Birmingham, AL, 5.00%, 12/1/25	1,050	1,281,452

Birmingham, AL, 5.00%, 12/1/27	2,460	3,182,379

Bonneville and Bingham Counties Joint School District No. 93, ID, 5.00%, 9/15/32	550	664,125

Brookline, MA, 5.00%, 3/15/30	2,000	2,680,740

Brookline, MA, 5.00%, 3/15/31	4,075	5,434,990

Burlington, VT, 5.00%, 11/1/27	305	392,544

Burlington, VT, 5.00%, 11/1/29	135	181,080

Burlington, VT, 5.00%, 11/1/30	300	400,221

Burlington, VT, Series 2016A, 5.00%, 11/1/25	300	364,248

Burlington, VT, Series 2016A, 5.00%, 11/1/26	150	187,874

Burlington, VT, Series 2019A, 5.00%, 11/1/25	150	182,124

Burlington, VT, Series 2019A, 5.00%, 11/1/26	210	263,023

California, 4.00%, 9/1/26	320	385,603

California, 4.00%, 8/1/36	5,000	5,848,300

California, 5.00%, 8/1/26	2,010	2,436,783

California, 5.00%, 8/1/32	1,590	1,974,208

Cape May County, NJ, 3.00%, 10/1/31	1,000	1,097,130

Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/33	1,000	761,130

Clark County, NV, 3.00%, 11/1/36	3,730	4,254,662

Clark County, NV, 5.00%, 11/1/26	1,020	1,284,129

19	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Collin County, TX, 5.00%, 2/15/25	$1,605	$1,912,711

Colonial School District, PA, 5.00%, 2/15/32	100	120,705

Colonial School District, PA, 5.00%, 2/15/33	200	241,210

Connecticut, 3.00%, 1/15/33	4,000	4,579,520

Connecticut, 4.00%, 6/1/30	1,000	1,269,050

Connecticut, 4.00%, 6/1/32	1,000	1,253,840

Connecticut, 4.00%, 6/1/33	600	747,078

Connecticut, 4.00%, 6/1/35	850	1,048,288

Connecticut, 4.00%, 6/1/36	1,000	1,225,860

Conroe Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/34	1,750	2,060,117

Conroe Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/36	1,000	1,154,190

Contra Costa Community College District, CA, (Election of 2014), 4.00%, 8/1/32	650	817,583

Contra Costa Community College District, CA, (Election of 2014), 4.00%, 8/1/33	100	124,640

Cook County School District No. 25, IL, (Arlington Heights), 5.00%, 12/15/32	630	795,123

Cypress-Fairbanks Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/33	1,500	1,790,805

Cypress-Fairbanks Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/36	2,500	2,933,400

Dallas, TX, 5.00%, 2/15/29	2,775	3,140,689

Dallas, TX, 5.00%, 2/15/31	3,615	3,939,591

Delaware, 5.00%, 1/1/27	2,020	2,574,349

Delaware, 5.00%, 2/1/29	1,000	1,306,330

Denton County, TX, 4.00%, 7/15/31	1,500	1,837,350

District of Columbia, 5.00%, 6/1/33	6,690	7,682,595

Dowagiac Union School District, MI, 4.00%, 5/1/26	350	414,876

Dublin City School District, OH, 5.00%, 12/1/29	500	665,005

Easton Area School District, PA, 5.00%, 2/1/31	1,650	2,117,230

Flower Mound, TX, 5.00%, 3/1/27	510	632,089

Fort Bend Independent School District, TX, (PSF Guaranteed), 0.875% to 8/1/25 (Put Date), 8/1/50	2,000	2,027,120

Franklin County, OH, 4.25%, 12/1/35	1,100	1,183,325

Frisco Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	400	455,600

Georgia, 5.00%, 2/1/32	1,000	1,251,350

Granville Exempted Village School District, OH, 5.00%, 12/1/26	500	609,945

Harlandale Independent School District, TX, 5.00%, 8/1/29	845	1,054,095

Hawaii, 5.00%, 1/1/30	4,000	5,312,200

Hennepin County, MN, 5.00%, 12/1/33	1,000	1,259,380

Homewood, AL, 5.00%, 9/1/28	2,000	2,478,260

Homewood, AL, 5.00%, 9/1/29	2,000	2,465,000

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Honolulu City and County, HI, 3.00%, 9/1/31	$510	$568,451

Illinois, 5.00%, 9/1/27	12,035	14,618,914

Illinois, 5.00%, 3/1/28	2,000	2,077,820

Illinois, 5.00%, 4/1/29	1,190	1,312,713

Illinois, 5.00%, 3/1/34	6,000	6,194,700

Illinois, 5.00%, 3/1/35	1,000	1,032,180

Illinois, 5.50%, 5/1/30	5,500	7,144,610

Kane, Cook and DuPage Counties School District No. 46, IL, 5.00%, 1/1/29	1,000	1,128,180

Kane, McHenry, Cook and DeKalb Counties Community Unit School District No. 300, IL, 5.00%, 1/1/28	2,370	3,033,031

Lakeland, FL, 5.00%, 10/1/25	635	753,199

Lakeland, FL, 5.00%, 10/1/28	1,500	1,774,440

Lakeland, FL, 5.00%, 10/1/30	1,000	1,180,700

Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/31	600	425,814

Lewisville Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/27	1,600	1,858,624

Los Angeles Community College District, CA, (Election of 2008), 4.00%, 8/1/34	1,690	1,977,046

Los Angeles Unified School District, CA, 4.00%, 7/1/33	2,500	3,157,475

Los Angeles Unified School District, CA, 4.00%, 7/1/36	3,000	3,711,900

Lower Merion School District, PA, 4.00%, 11/15/30	4,120	5,118,894

Lower Merion School District, PA, 4.00%, 11/15/31	3,930	4,861,449

Maine, 5.00%, 6/1/30	2,605	3,599,146

McLean County Public Building Commission, IL, 5.00%, 12/1/28	200	234,696

Miami-Dade County School District, FL, 5.00%, 3/15/28	300	354,732

Miami-Dade County, FL, 5.00%, 7/1/29	1,000	1,202,190

Milpitas Unified School District, CA, (Election of 2012), 4.00%, 8/1/32	560	627,894

Morris Township, NJ, 3.00%, 11/1/27	440	500,482

Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/27	175	167,146

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/28	195	231,087

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/29	340	402,472

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/30	725	857,247

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/31	885	1,044,486

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/32	720	848,484

New Hampshire, 5.00%, 12/1/32	1,500	2,090,385

New Jersey, 4.00%, 6/1/31	5,000	6,291,050

New Jersey, 5.00%, 6/1/26	2,500	3,077,100

20	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

New Jersey, 5.00%, 6/1/27	$5,000	$6,308,000

Oregon, 2.35%, 6/1/25	165	179,065

Oregon, 2.40%, 12/1/25	1,050	1,148,826

Oregon, 2.50%, 6/1/26	1,070	1,181,002

Pasadena, TX, 4.00%, 2/15/28	500	570,795

Pasadena, TX, 4.00%, 2/15/29	150	170,979

Pasadena, TX, 4.00%, 2/15/30	500	569,500

Pasadena, TX, 4.00%, 2/15/31	650	739,512

Pendleton School District No. 16R, Umatilla County, OR, 0.00%, 6/15/27	1,060	1,007,816

Pennsylvania, 4.00%, 6/1/30	5,000	5,223,150

Pennsylvania, 4.00%, 6/15/31	135	149,280

Philadelphia, PA, 5.00%, 2/1/26	1,150	1,399,079

Philadelphia, PA, 5.00%, 2/1/31	1,550	2,011,900

Pittsburg Unified School District, CA, 5.00%, 8/1/28	920	1,192,955

Port of Seattle, WA, Limited Tax General Obligation Bonds, 5.00%, 6/1/28	2,000	2,304,640

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/24	465	544,566

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/25	485	590,895

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/26	505	637,340

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/27	530	667,572

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/28	555	696,297

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/29	575	719,963

Romeo Community Schools, MI, 5.00%, 5/1/30	700	859,502

Romulus, MI, 4.00%, 11/1/31	250	288,643

Romulus, MI, 4.00%, 11/1/32	100	115,243

Romulus, MI, 4.00%, 11/1/33	250	287,635

SCAGO Educational Facilities Corp. for Pickens School District, SC, 5.00%, 12/1/26	1,650	1,968,236

School District 27J, Adams and Weld Counties and City and County of Broomfield, CO, 4.00%, 12/1/30	450	518,409

Seguin Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/29	300	345,279

Seward County Unified School District No. 480, KS, 5.00%, 9/1/29	2,000	2,388,060

Southfield Public Schools, MI, 5.00%, 5/1/25	1,100	1,310,738

Southfield Public Schools, MI, 5.00%, 5/1/27	1,000	1,268,660

St. Mary’s County, MD, 5.00%, 5/1/28	1,255	1,651,392

St. Mary’s County, MD, 5.00%, 5/1/30	1,245	1,716,706

St. Vrain Valley School District RE-1J, CO, 5.00%, 12/15/28	1,700	2,144,431

St. Vrain Valley School District RE-1J, CO, 5.00%, 12/15/29	1,000	1,256,820

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Stamford, CT, 4.00%, 8/1/27	$650	$754,884

Sun Valley, ID, 5.00%, 9/15/25	755	921,440

Sun Valley, ID, 5.00%, 9/15/26	695	876,958

Texas, 4.00%, 8/26/21	10,000	10,224,300

Torrance Unified School District, CA, (Election of 2014), 5.00%, 8/1/30	515	641,978

Torrance Unified School District, CA, (Election of 2014), 5.00%, 8/1/31	450	558,189

Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/27	510	591,192

Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/28	530	614,116

Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/29	545	631,230

Virginia, 3.00%, 6/1/32	2,000	2,364,020

Virginia Resources Authority, (Pooled Financing Program), 5.00%, 11/1/25	600	735,786

Washington, 5.00%, 8/1/28	1,485	1,849,315

Washington, 5.00%, 8/1/29	1,400	1,739,150

Washington, 5.00%, 8/1/35	4,410	5,080,937

Will and Kendall Counties Community Consolidated School District No. 202, IL, 4.00%, 1/1/27	2,825	3,347,427

Will County Community Unit School District No. 365-U, IL, 4.00%, 1/1/30	360	417,913

Williamson County, TX, Prerefunded to 2/15/24, 5.00%, 2/15/28	300	342,756

York County, PA, 5.00%, 6/1/27	1,225	1,443,663

		$261,576,247

Hospital — 13.2%

Allegheny County Hospital Development Authority, PA, (Allegheny Health Network Obligated Group), 5.00%, 4/1/31	$1,750	$2,213,767

Allegheny County Hospital Development Authority, PA, (Allegheny Health Network Obligated Group), 5.00%, 4/1/33	3,000	3,762,810

Buffalo and Erie County Industrial Land Development Corp., NY, (Catholic Health System, Inc.), 5.00%, 7/1/25	250	292,638

California Health Facilities Financing Authority, (Adventist Health System/West), 4.00%, 3/1/27	90	96,043

California Health Facilities Financing Authority, (CommonSpirit Health), 4.00%, 4/1/36	3,000	3,597,120

California Health Facilities Financing Authority, (El Camino Hospital), 5.00%, 2/1/29	750	931,410

Charlotte-Mecklenburg Hospital Authority, NC, 5.125%, 1/15/37	40	40,125

Clarke County Hospital Authority, GA, (Piedmont Healthcare, Inc.), 5.00%, 7/1/30	335	408,583

21	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.), 4.00%, 4/1/34	$100	$120,639

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.), 4.00%, 4/1/35	290	348,957

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.), 4.00%, 4/1/36	300	359,712

Colorado Health Facilities Authority, (CommonSpirit Health), 5.00%, 8/1/34	2,000	2,548,700

Colorado Health Facilities Authority, (CommonSpirit Health), 5.00%, 8/1/35	3,000	3,812,760

Colorado Health Facilities Authority, (CommonSpirit Health), 5.00% to 8/1/26 (Put Date), 8/1/49	5,000	6,038,300

Colorado Health Facilities Authority, (NCMC, Inc.), Escrowed to Maturity, 5.00%, 5/15/25	150	179,646

Colorado Health Facilities Authority, (Sanford Health), 5.00%, 11/1/32	3,000	3,970,950

Geisinger Authority, PA, (Geisinger Health System), 5.00%, 4/1/35	6,000	7,920,900

Glynn-Brunswick Memorial Hospital Authority, GA, (Southeast Georgia Health System), 4.00%, 8/1/35	1,000	1,177,870

Greeneville Health and Educational Facilities Board, TN, (Ballad Health), 5.00%, 7/1/32	1,815	1,980,292

Greeneville Health and Educational Facilities Board, TN, (Ballad Health), 5.00%, 7/1/33	4,000	4,356,800

Illinois Finance Authority, (Riverside Health System), 4.00%, 11/15/32	750	858,877

Illinois Finance Authority, (Riverside Health System), 5.00%, 11/15/27	500	618,175

Illinois Finance Authority, (Rush University Medical Center), 5.00%, 11/15/31	1,000	1,173,010

Illinois Finance Authority, (Rush University Medical Center), 5.00%, 11/15/32	1,000	1,171,970

Kentucky Economic Development Finance Authority, (Catholic Health Initiatives), 1.44%, (SIFMA + 1.40%), 2/1/25 (Put Date), 2/1/46(1)	12,715	12,687,027

Knox County Health, Educational and Housing Facility Board, TN, (University Health System, Inc.), 5.00%, 9/1/30	1,000	1,176,060

Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/25	250	296,675

Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/26	250	296,605

Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/27	250	295,255

Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/30	2,000	2,428,820

Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/31	1,500	1,815,795

Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/32	2,000	2,412,340

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Maricopa County Industrial Development Authority, AZ, (Banner Health), 0.61%, (SIFMA + 0.57%), 10/18/24 (Put Date), 1/1/35(1)	$4,730	$4,709,566

Maryland Health and Higher Educational Facilities Authority, (MedStar Health, Inc.), 5.00%, 8/15/31	1,000	1,161,650

Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/25	595	658,379

Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/24	550	626,544

Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/26	500	603,560

Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/28	245	292,447

Medford Hospital Facilities Authority, OR, (Asante Health System), 5.00%, 8/15/34	1,000	1,327,260

Medford Hospital Facilities Authority, OR, (Asante Health System), 5.00%, 8/15/35	700	926,275

Medford Hospital Facilities Authority, OR, (Asante Health System), 5.00%, 8/15/36	1,000	1,318,470

Michigan Finance Authority, (Beaumont Health Credit Group), 5.00%, 8/1/28	1,315	1,515,748

Missouri Health and Educational Facilities Authority, (CoxHealth), 5.00%, 11/15/31	490	577,151

Missouri Health and Educational Facilities Authority, (Saint Luke’s Health System), 5.00%, 11/15/31	1,000	1,206,710

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/23	400	430,812

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/24	500	552,655

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/28	1,340	1,502,663

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/29	775	865,419

Montgomery County, OH, (Kettering Health Network Obligated Group), 5.00%, 8/1/32(2)	275	371,775

Montgomery County, OH, (Kettering Health Network Obligated Group), 5.00%, 8/1/33(2)	300	403,134

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group), 5.00%, 8/1/25	400	477,992

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group), 5.00%, 8/1/28	500	634,695

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group), 5.00%, 8/1/29	500	629,825

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/25	1,000	1,205,600

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/27	700	872,333

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/28	700	870,786

22	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/30	$520	$643,854

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/31	700	864,514

Norman Regional Hospital Authority, OK, 5.00%, 9/1/25	1,000	1,169,260

Oregon Facilities Authority, (Samaritan Health Services), 5.00%, 10/1/32	750	899,625

Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania Health System), 5.00%, 8/15/33	2,250	2,966,535

Public Finance Authority, WI, (Renown Regional Medical Center), 4.00%, 6/1/35	795	966,458

Public Finance Authority, WI, (Renown Regional Medical Center), 5.00%, 6/1/34	1,320	1,737,292

Public Finance Authority, WI, (Renown Regional Medical Center), 5.00%, 6/1/36	2,310	3,021,272

Richmond County Hospital Authority, GA, (University Health Services, Inc.), 5.00%, 1/1/28	1,000	1,214,740

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/29	250	283,365

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 4.00%, 12/1/30	150	167,435

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/24	300	349,677

St. Paul Housing and Redevelopment Authority, MN, (Fairview Health Services), 5.00%, 11/15/25	500	604,480

St. Paul Housing and Redevelopment Authority, MN, (HealthPartners Obligated Group), 5.00%, 7/1/30	625	737,987

University of Kansas Hospital Authority, (KU Health System), 5.00%, 9/1/27	1,655	1,997,088

Utah County, UT, (IHC Health Services, Inc.), 5.00% to 8/1/26 (Put Date), 5/15/60	3,500	4,354,420

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/25	335	406,512

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/26	300	368,916

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/27	205	250,742

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/28	500	608,575

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/30	400	482,240

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/31	300	360,573

Washington Health Care Facilities Authority, (Overlake Hospital Medical Center), 5.00%, 7/1/27	1,575	1,974,467

Wisconsin Health and Educational Facilities Authority, (Agnesian HealthCare, Inc.), 5.00%, 7/1/26	400	492,324

		$120,052,431

Security	Principal Amount (000’s omitted)	Value

Housing — 1.7%

Connecticut Housing Finance Authority, 3.60%, 11/15/30	$145	$155,700

Georgia Housing & Finance Authority, 3.65%, 12/1/32	1,000	1,097,690

Iowa Finance Authority, SFMR, (FHLMC), (FNMA), (GNMA), 1.40%, 7/1/30(2)	300	301,548

Iowa Finance Authority, SFMR, (FHLMC), (FNMA), (GNMA), 1.50%, 1/1/31(2)	300	301,794

Iowa Finance Authority, SFMR, (FHLMC), (FNMA), (GNMA), 1.60%, 7/1/31(2)	300	301,734

Minnesota Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.30%, 7/1/21	750	755,070

Minnesota Housing Finance Agency, 2019 Series A, 4.00%, 8/1/34	295	359,339

Minnesota Housing Finance Agency, 2019 Series A, 4.00%, 8/1/35	440	532,910

Minnesota Housing Finance Agency, 2019 Series C, 4.00%, 8/1/33	525	642,852

Minnesota Housing Finance Agency, 2019 Series C, 4.00%, 8/1/34	240	292,344

Minnesota Housing Finance Agency, 2019 Series C, 4.00%, 8/1/35	285	345,181

New York City Housing Development Corp., NY, 2.65%, 11/1/27	870	938,669

New York City Housing Development Corp., NY, 2.80%, 5/1/29	655	704,721

New York City Housing Development Corp., NY, 2.85%, 11/1/29	300	322,656

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.20%, 5/1/25	190	202,219

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.25%, 11/1/25	225	241,508

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.40%, 11/1/26	225	245,538

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.50%, 11/1/27	140	151,816

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.60%, 5/1/28	110	119,558

New York Mortgage Agency, 2.30%, 10/1/30	1,000	1,066,960

New York Mortgage Agency, 3.65%, 4/1/32	1,000	1,109,200

Seattle Housing Authority, WA, 2.75%, 12/1/24	480	518,098

Seattle Housing Authority, WA, 2.875%, 12/1/25	900	993,303

Seattle Housing Authority, WA, 3.00%, 12/1/26	920	1,032,672

Tennessee Housing Development Agency, 2.80%, 7/1/26	250	275,965

Vermont Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 3.85%, 11/1/33	1,515	1,714,056

Virginia Housing Development Authority, 2.55%, 5/1/27	630	673,753

Washington Housing Finance Commission, 2.25%, 6/1/25	105	111,864

Washington Housing Finance Commission, 2.30%, 12/1/25	130	139,675

Washington Housing Finance Commission, 2.40%, 6/1/26	105	113,079

		$15,761,472

23	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Education — 0.4%

Northern Arizona University, (BAM), 5.00%, 6/1/31	$1,100	$1,463,561

Patterson Joint Unified School District, CA, (Election 2018), (BAM), 5.00%, 8/1/28	1,065	1,315,839

Patterson Joint Unified School District, CA, (Election 2018), (BAM), 5.00%, 8/1/29	1,000	1,233,090

		$4,012,490

Insured – Escrowed / Prerefunded — 0.3%

Albertville, AL, (BAM), Prerefunded to 6/1/22, 4.00%, 6/1/28	$1,130	$1,187,031

Albertville, AL, (BAM), Series A, Prerefunded to 6/1/22, 4.00%, 6/1/30	1,505	1,580,957

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/25	100	119,137

		$2,887,125

Insured – General Obligations — 0.6%

Fort Bend County Municipal Utility District No. 58, TX, (BAM), 3.00%, 4/1/25(2)	$300	$330,669

Fort Bend County Municipal Utility District No. 58, TX, (BAM), 3.00%, 4/1/26(2)	435	486,856

Fort Bend County Municipal Utility District No. 58, TX, (BAM), 3.00%, 4/1/30(2)	725	824,890

Fort Bend County Municipal Utility District No. 58, TX, (BAM), 3.00%, 4/1/32(2)	360	405,522

New Britain, CT, (BAM), 5.00%, 3/1/25	135	159,227

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/25	5	5,946

Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 4.00%, 12/1/25	470	532,158

Pocono Mountain School District, PA, (AGM), 4.00%, 9/1/27	690	815,766

Yonkers, NY, (BAM), Series 2019A, 5.00%, 5/1/31	1,000	1,326,070

Yonkers, NY, (BAM), Series 2019B, 5.00%, 5/1/31	825	1,094,008

		$5,981,112

Insured – Lease Revenue / Certificates of Participation — 0.7%

Biloxi Public School District, MS, (BAM), 5.00%, 4/1/25	$1,350	$1,589,666

Biloxi Public School District, MS, (BAM), 5.00%, 4/1/29	1,235	1,480,061

Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/26	250	300,848

Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/29	100	119,813

Highlands County School Board, FL, (BAM), 5.00%, 3/1/26	400	470,540

Highlands County School Board, FL, (BAM), 5.00%, 3/1/27	200	234,740

Pasco County School Board, FL, (BAM), 5.00%, 8/1/25	305	365,820

Pasco County School Board, FL, (BAM), 5.00%, 8/1/26	355	438,613

Pasco County School Board, FL, (BAM), 5.00%, 8/1/27	605	744,549

Pasco County School Board, FL, (BAM), 5.00%, 8/1/29	310	379,071

		$6,123,721

Security	Principal Amount (000’s omitted)	Value

Insured – Other Revenue — 0.5%

New York Dormitory Authority, School Districts Revenue Bond Financing Program, (AGM), 5.00%, 10/1/33	$1,250	$1,600,950

New York Dormitory Authority, School Districts Revenue Bond Financing Program, (AGM), 5.00%, 10/1/34	1,250	1,595,988

New York Dormitory Authority, School Districts Revenue Bond Financing Program, (AGM), 5.00%, 10/1/35	1,000	1,272,580

		$4,469,518

Insured – Special Tax Revenue — 0.1%

Successor Agency to Yuba City Redevelopment Agency, CA, (AGM), 5.00%, 9/1/25	$420	$506,927

		$506,927

Insured – Transportation — 1.4%

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/25	$500	$591,005

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/26	320	376,352

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/27	375	439,755

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/30	1,000	1,274,470

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/31	1,250	1,584,975

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/32	1,650	2,082,795

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/33	2,450	3,078,891

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/34	2,485	3,112,810

		$12,541,053

Insured – Water and Sewer — 0.1%

Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/30	$250	$300,588

Western Riverside Water and Wastewater Financing Authority, CA, (AGM), 4.00%, 9/1/28(2)	250	308,292

		$608,880

Lease Revenue / Certificates of Participation — 5.0%

Adams County, CO, Certificates of Participation, 4.00%, 12/1/28	$1,000	$1,145,330

Aspen Fire Protection District, CO, 4.00%, 12/1/29	150	186,261

Aspen Fire Protection District, CO, 4.00%, 12/1/30	235	290,274

Aspen Fire Protection District, CO, 4.00%, 12/1/31	250	306,125

Aspen Fire Protection District, CO, 4.00%, 12/1/32	205	249,626

Broward County School Board, FL, 5.00%, 7/1/25	500	598,665

Broward County School Board, FL, 5.00%, 7/1/27	500	608,855

Broward County School Board, FL, 5.00%, 7/1/29	500	605,025

California Public Works Board, 5.00%, 11/1/29	1,000	1,257,000

Canadian County Educational Facilities Authority, OK, (Mustang Public Schools), 5.00%, 9/1/26	500	621,385

24	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)

Colorado Department of Transportation, 5.00%, 6/15/30	$350	$428,365

Colorado Department of Transportation, 5.00%, 6/15/31	310	377,949

Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, 5.00%, 6/1/25	500	596,405

Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, 5.00%, 6/1/29	3,000	3,855,570

Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, 5.00%, 6/1/30	3,000	3,830,040

Eagle County, CO, Certificates of Participation, 5.00%, 12/1/26	200	243,442

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/25	570	668,251

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/26	595	704,308

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/27	620	729,926

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/28	645	755,598

Georgia Municipal Association, Inc., Certificates of Participation, (Atlanta Public Safety), 5.00%, 12/1/28	410	528,740

Indiana Finance Authority, (Stadium Project), (SPA: U.S. Bank, N.A.), 0.01%, 2/1/35(3)	4,900	4,900,000

Lee County School Board, FL, Certificates of Participation, 5.00%, 8/1/32	1,495	1,823,601

Oklahoma County Finance Authority, OK, (Deer Creek Public Schools), 5.00%, 12/1/25	1,405	1,706,794

Oklahoma County Finance Authority, OK, (Deer Creek Public Schools), 5.00%, 12/1/26	2,000	2,418,460

Oklahoma County Finance Authority, OK, (Midwest City-Del City Public Schools), 5.00%, 10/1/25	1,000	1,207,990

Oklahoma County Finance Authority, OK, (Midwest City-Del City Public Schools), 5.00%, 10/1/26	1,000	1,246,340

Orange County School Board, FL, 5.00%, 8/1/32	1,935	2,305,649

Palm Beach County School Board, FL, 5.00%, 8/1/31	4,000	4,752,480

Pennington County, SD, Certificates of Participation, 5.00%, 6/1/27	1,300	1,548,807

Plymouth Intermediate District No. 287, MN, Certificates of Participation, 5.00%, 2/1/30	385	473,523

Public Finance Authority, WI, (KU Campus Development Corp.), 5.00%, 3/1/29	500	600,110

Riverside County Public Financing Authority, CA, 5.00%, 11/1/27	850	1,032,487

Riverside County Public Financing Authority, CA, 5.00%, 11/1/28	950	1,152,949

South Dakota Building Authority, 5.00%, 6/1/26	500	620,170

Virginia Public Building Authority, 4.00%, 8/1/35	1,140	1,409,553

		$45,786,053

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 8.7%

Bexar County, TX, Combination Tax and Revenue Certificates of Obligation, 4.00%, 6/15/34	$905	$1,080,832

Bexar County, TX, Motor Vehicle Rental Tax Revenue, 4.00%, 8/15/33	690	803,719

Bexar County, TX, Motor Vehicle Rental Tax Revenue, 4.00%, 8/15/34	810	941,009

Bexar County, TX, Motor Vehicle Rental Tax Revenue, 4.00%, 8/15/35	510	590,998

District of Columbia, (National Public Radio, Inc.), Prerefunded to 4/1/26, 5.00%, 4/1/28	1,000	1,239,490

District of Columbia, (National Public Radio, Inc.), Prerefunded to 4/1/26, 5.00%, 4/1/29	1,000	1,239,490

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/32	825	992,368

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/33	640	767,808

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/34	510	610,776

Hyland Hills Park & Recreation District, CO, 5.00%, 12/15/26	150	189,513

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00%, 7/1/24	5,000	5,597,950

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00% to 6/1/25 (Put Date), 12/1/49	5,000	5,712,050

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00% to 2/1/28 (Put Date), 2/1/50	19,000	22,839,520

Lancaster Port Authority, OH, Gas Supply Revenue, (Liq: Royal Bank of Canada), 5.00% to 2/1/25 (Put Date), 8/1/49	5,000	5,884,300

Louisiana Local Government Environmental Facilities and Community Development Authority, (Bossier City), 5.00%, 12/1/32	2,355	3,029,284

Louisiana Local Government Environmental Facilities and Community Development Authority, (Bossier City), 5.00%, 12/1/34	2,425	3,100,750

Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/27	500	618,270

Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/29	275	337,332

Mississippi Development Bank, Special Obligation Bond, (East Mississippi Correctional Facility), 5.00%, 8/1/25	1,000	1,183,250

Mississippi Development Bank, Special Obligation Bond, (Jackson Public School District), 5.00%, 4/1/25	1,270	1,498,333

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/27	200	250,218

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/28	250	318,925

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/29	325	421,005

25	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/31	$250	$322,578

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/32	550	705,832

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/33	200	255,614

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/34	300	382,473

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/35	700	889,630

Rhode Island Health and Educational Building Corp., (Barrington), 5.00%, 5/15/28	1,060	1,348,606

San Diego Association of Governments, CA, (Mid-Coast Corridor Transit), Green Bonds, 1.80%, 11/15/27	1,000	1,044,230

Tennessee Energy Acquisition Corp., Gas Project Revenue, 4.00% to 11/1/25 (Put Date), 11/1/49	5,000	5,768,350

Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/26(2)	1,000	1,236,650

Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/31(2)	2,750	3,735,187

Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/31	2,500	2,997,475

Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/32	1,000	1,198,040

		$79,131,855

Senior Living / Life Care — 2.0%

Atlantic Beach, FL, (Fleet Landing), 3.00%, 11/15/23	$2,500	$2,501,325

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/30	1,655	1,916,606

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/31	250	288,672

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/32	350	402,972

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/33	600	688,458

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/34	685	782,496

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/35	615	700,227

Bexar County Health Facilities Development Corp., TX, (Army Retirement Residence Foundation), 5.00%, 7/15/33	875	952,989

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/28	50	56,229

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/30	910	1,017,653

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/25	100	117,362

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 2.50%, 1/1/26	$640	$673,005

Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 5.00%, 1/1/27	1,035	1,207,576

East Hempfield Township Industrial Development Authority, PA, (Willow Valley Communities), 5.00%, 12/1/21	250	258,607

East Hempfield Township Industrial Development Authority, PA, (Willow Valley Communities), 5.00%, 12/1/31	250	287,967

Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 5/1/22	225	236,198

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 3.00%, 2/1/27	1,000	1,073,960

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/23	600	648,210

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/29	600	694,476

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/30	200	230,456

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/31	250	287,422

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/24	150	167,474

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/25	100	111,481

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/26	1,100	1,223,519

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/27	50	55,531

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/29	125	138,339

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/32	225	247,698

North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2016A, 5.00%, 10/1/30	230	265,703

North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2016A, 5.00%, 10/1/31	675	777,438

North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2017A, 5.00%, 10/1/30	250	275,982

		$18,286,031

Special Tax Revenue — 4.2%

Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 6/1/32	$500	$615,715

Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, Green Bonds, 5.00%, 6/1/34	7,500	9,494,850

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/25	250	298,708

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/26	1,025	1,266,664

26	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/29	$900	$1,098,261

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/30	950	1,157,660

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/31	895	1,089,108

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/32	735	893,157

Miami-Dade County, FL, Special Obligation Bonds, Prerefunded to 10/1/22, 5.00%, 10/1/32	950	1,027,368

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 5/1/36	2,000	2,448,900

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 8/1/33	1,190	1,373,284

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/31/21	2,500	2,520,500

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/32	1,800	2,169,144

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/34	5,000	6,139,800

Queen Creek, AZ, Excise Tax and State Shared Revenue, 4.00%, 8/1/35	3,120	3,873,418

Queen Creek, AZ, Excise Tax and State Shared Revenue, 4.00%, 8/1/36	1,000	1,236,890

Successor Agency to San Mateo Redevelopment Agency, CA, 5.00%, 8/1/26	100	118,645

Successor Agency to San Mateo Redevelopment Agency, CA, 5.00%, 8/1/29	140	163,892

Tri-County Metropolitan Transportation District, OR, Payroll Tax Revenue, 5.00%, 9/1/32	1,000	1,245,260

		$38,231,224

Transportation — 14.8%

Arizona Transportation Board, Highway Revenue, 5.00%, 7/1/27	$2,005	$2,501,659

Bay Area Toll Authority, CA, (San Francisco Bay Area), 2.95% to 4/1/26 (Put Date), 4/1/47	1,800	2,000,898

Central Florida Expressway Authority, 4.00%, 7/1/35	3,150	3,606,246

Central Texas Regional Mobility Authority, 4.00%, 1/1/34	200	240,952

Central Texas Regional Mobility Authority, 4.00%, 1/1/36	1,490	1,783,366

Central Texas Regional Mobility Authority, 5.00%, 1/1/25	2,000	2,299,000

Chicago, IL, (O’Hare International Airport), 4.00%, 1/1/35	5,000	6,069,400

Chicago, IL, (O’Hare International Airport), 4.00%, 1/1/36	3,500	4,234,335

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/26	1,000	1,218,610

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/28	150	175,992

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/29	150	175,356

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/30	500	582,830

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/31	$1,000	$1,162,710

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/33	125	144,709

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/34	7,500	9,759,975

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/28	2,905	3,666,691

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/29	3,060	3,864,046

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/30	1,000	1,248,880

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/31	1,000	1,245,310

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/32	2,565	3,185,140

Clark County, NV, Highway Revenue, 5.00%, 7/1/33	840	963,018

Commonwealth Transportation Board, VA, 5.00%, 9/15/30	1,240	1,541,940

Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/31	1,450	1,798,493

Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/28	500	589,730

Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/29	1,000	1,176,350

Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/30	750	879,285

Hawaii, Highway Revenue, 5.00%, 1/1/31	805	1,052,159

Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	650	776,171

Illinois Toll Highway Authority, 5.00%, 1/1/29	175	211,363

Illinois Toll Highway Authority, 5.00%, 12/1/32	350	420,098

Kentucky Turnpike Authority, 5.00%, 7/1/33	300	328,944

Massachusetts Department of Transportation, 5.00%, 1/1/30	4,860	6,393,184

Metropolitan Transportation Authority, NY, 5.00%, 11/15/41	415	439,286

Metropolitan Transportation Authority, NY, 5.25%, 11/15/30	500	586,245

Metropolitan Transportation Authority, NY, Green Bonds, 5.00%, 11/15/25	5,000	5,868,350

Metropolitan Transportation Authority, NY, Green Bonds, 5.00%, 11/15/26	5,815	7,024,811

Metropolitan Transportation Authority, NY, Series 2012D, 5.00%, 11/15/28	1,070	1,141,230

Metropolitan Transportation Authority, NY, Series 2015F, 5.00%, 11/15/28	640	750,496

New Orleans Aviation Board, LA, 5.00%, 1/1/28	150	186,965

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), 5.00%, 12/1/28	1,200	1,547,364

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), 5.00%, 12/1/29	500	655,440

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), 5.00%, 12/1/30	1,000	1,333,170

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), 5.00%, 12/1/31	600	800,286

North Carolina, Grant Anticipation Revenue Vehicle Bonds, 5.00%, 3/1/26	3,000	3,701,070

North Carolina, Grant Anticipation Revenue Vehicle Bonds, 5.00%, 3/1/29	550	643,923

North Carolina, Grant Anticipation Revenue Vehicle Bonds, 5.00%, 3/1/30	400	466,068

27	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Pennsylvania Turnpike Commission, 5.00%, 12/1/34	$250	$341,370

Pennsylvania Turnpike Commission, 5.00%, 12/1/35	500	680,370

Pennsylvania Turnpike Commission, 5.00%, 12/1/36	1,165	1,579,321

Port Authority of New York and New Jersey, 4.00%, 7/15/36	1,605	1,959,946

Port Authority of New York and New Jersey, 5.00%, 9/1/34	3,595	4,714,159

Port of Seattle, WA, 5.00%, 3/1/25	150	173,573

Port of Seattle, WA, 5.00%, 3/1/27	250	288,422

Port of Seattle, WA, 5.00%, 3/1/29	250	286,410

Portland, ME, Airport Revenue, Green Bonds, 5.00%, 1/1/29	225	281,923

Portland, ME, Airport Revenue, Green Bonds, 5.00%, 1/1/31	370	467,399

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/28	1,370	1,744,243

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/31	300	383,973

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/32	660	841,018

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/33	600	761,388

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/34	450	569,488

Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/1/34	1,000	665,650

Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/1/35	500	315,120

Triborough Bridge and Tunnel Authority, NY, 5.00%, 11/15/29	14,400	18,188,352

Wayne County Airport Authority, MI, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/31	2,920	3,759,354

Wayne County Airport Authority, MI, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/34	1,005	1,275,616

Wisconsin, Transportation Revenue, 5.00%, 7/1/31	3,450	3,980,575

Wisconsin, Transportation Revenue, 5.00%, 7/1/32	700	807,135

		$134,506,349

Water and Sewer — 3.0%

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/25	$300	$359,052

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/29	115	136,418

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/30	100	118,529

Cherokee County Water and Sewerage Authority, GA, 5.00%, 8/1/28	1,250	1,658,687

Glendale, AZ, Water and Sewer Revenue, 5.00%, 7/1/28	1,500	1,795,260

Marin Public Financing Authority, CA, (Sausalito-Marin City Sanitary District), 4.00%, 4/1/32	575	683,393

McAllen, TX, Waterworks and Sewer System Revenue, 4.00%, 2/1/27	1,000	1,160,330

Memphis, TN, Sanitary Sewerage System Revenue, 4.00%, 10/1/32	1,895	2,228,842

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

Mesa, AZ, Utility Systems Revenue, 5.00%, 7/1/27	$600	$745,344

Mesa, AZ, Utility Systems Revenue, 5.00%, 7/1/29	500	616,300

Rapid City, SD, Water Revenue, 4.00%, 11/1/29	600	684,198

Rapid City, SD, Water Revenue, 4.00%, 11/1/30	670	761,241

Rapid City, SD, Water Revenue, 5.00%, 11/1/26	1,000	1,218,900

Rapid City, SD, Water Revenue, 5.00%, 11/1/27	515	627,461

Richmond, VA, Public Utility Revenue, 4.00%, 1/15/36	7,205	8,946,593

Spotsylvania County, VA, Water and Sewer System Revenue, 3.00%, 12/1/31	2,310	2,777,313

St. Joseph Industrial Development Authority, MO, (Sewerage System Improvements), 5.00%, 4/1/26	500	594,780

Western Riverside Water and Wastewater Financing Authority, CA, 4.00%, 9/1/26(2)	435	516,123

Western Riverside Water and Wastewater Financing Authority, CA, 4.00%, 9/1/27(2)	445	539,336

Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/27	505	622,771

Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/28	550	675,988

		$27,466,859

Total Tax-Exempt Investments — 89.1% (identified cost $751,494,120)		$811,743,848

Other Assets, Less Liabilities — 10.9%		$98,990,394

Net Assets — 100.0%		$910,734,242

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2021, the concentration of the Portfolio’s investments in the various states and territories, determined as a percentage of net assets, is less than 10% individually.

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2021, 4.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 2.2% to 2.4% of total investments.

(1)	Floating-rate security. The stated interest rate represents the rate in effect at January 31, 2021.

(2)	When-issued security.

(3)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at January 31, 2021.

28	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Portfolio of Investments — continued

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

Liq	–	Liquidity Provider

PSF	–	Permanent School Fund

SFMR	–	Single Family Mortgage Revenue

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SPA	–	Standby Bond Purchase Agreement

29	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Statement of Assets and Liabilities

Assets	January 31, 2021

Unaffiliated investments, at value (identified cost, $751,494,120)	$811,743,848

Cash	96,691,143

Interest receivable	8,012,787

Receivable for investments sold	4,681,160

Receivable from affiliates	10,518

Total assets	$921,139,456

Liabilities

Payable for when-issued securities	$9,990,278

Payable to affiliate:

Investment adviser fee	243,246

Accrued expenses	171,690

Total liabilities	$10,405,214

Net Assets applicable to investors’ interest in Portfolio	$910,734,242

30	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Statement of Operations

Investment Income	Year Ended January 31, 2021

Interest	$18,119,964

Total investment income	$18,119,964

Expenses

Investment adviser fee	$2,530,236

Trustees’ fees and expenses	42,739

Custodian fee	202,177

Legal and accounting services	65,420

Miscellaneous	26,970

Total expenses	$2,867,542

Deduct —

Allocation of expenses to affiliates	$100,091

Total expense reductions	$100,091

Net expenses	$2,767,451

Net investment income	$15,352,513

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$4,325,390

Net realized gain	$4,325,390

Change in unrealized appreciation (depreciation) —

Investments	$17,011,685

Net change in unrealized appreciation (depreciation)	$17,011,685

Net realized and unrealized gain	$21,337,075

Net increase in net assets from operations	$36,689,588

31	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$15,352,513	$14,483,904

Net realized gain	4,325,390	3,670,755

Net change in unrealized appreciation (depreciation)	17,011,685	31,795,434

Net increase in net assets from operations	$36,689,588	$49,950,093

Capital transactions —

Contributions	$203,943,194	$100,910,579

Withdrawals	(59,666,246)	(34,118,862)

Portfolio transaction fee	395,167	202,332

Net increase in net assets from capital transactions	$144,672,115	$66,994,049

Net increase in net assets	$181,361,703	$116,944,142

Net Assets

At beginning of year	$729,372,539	$612,428,397

At end of year	$910,734,242	$729,372,539

32	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Financial Highlights

	Year Ended January 31,				Period Ended January 31, 2017(1)
Ratios/Supplemental Data	2021	2020	2019	2018

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.35%	0.35%	0.35%	0.35%	0.35	%(3)

Net investment income	1.94%	2.17%	2.16%	2.01%	1.71	%(3)

Portfolio Turnover	51%	28%	78%	35%	30	%(4)

Total Return(2)	4.66%	7.88%	3.11%	3.83%	(0.80	)%(4)

Net assets, end of period (000’s omitted)	$910,734	$729,373	$612,428	$676,300	$502,104

(1)	For the period from the start of business, March 28, 2016, to January 31, 2017.

(2)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.01%, 0.01%, 0.01% and 0.02% of average daily net assets for the years ended January 31, 2021, 2020, 2019 and 2018 and the period ended January 31, 2017, respectively). Absent this reimbursement, total return would be lower.

(3)	Annualized.

(4)	Not annualized.

33	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek current income exempt from regular federal income tax. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At January 31, 2021, Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund and Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares held an interest of 99.2% and 0.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of January 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

34

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Notes to Financial Statements — continued

H  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by Eaton Vance Management (EVM) to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.32% of the Portfolio’s average daily net assets up to $1 billion and at reduced rates on average daily net assets of $1 billion or more, and is payable monthly. For the year ended January 31, 2021, the Portfolio’s investment adviser fee amounted to $2,530,236 or 0.32% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. Pursuant to a voluntary expense reimbursement, BMR and Parametric were allocated $100,091 in total of the Portfolio’s operating expenses for the year ended January 31, 2021.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $457,854,547 and $378,835,498, respectively, for the year ended January 31, 2021.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at January 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$751,478,888

Gross unrealized appreciation	$60,286,966

Gross unrealized depreciation	(22,006)

Net unrealized appreciation	$60,264,960

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended January 31, 2021.

35

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Notes to Financial Statements — continued

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$811,743,848	$—	$811,743,848

Total Investments	$—	$811,743,848	$—	$811,743,848

7  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

8  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may have been deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement were approved by Portfolio interest holders at a joint special meeting of interest holders held on February 19, 2021, and became effective upon the consummation of the transaction on March 1, 2021.

36

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of 5-to-15 Year Laddered Municipal Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of 5-to-15 Year Laddered Municipal Bond Portfolio (the “Portfolio”), including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from the start of business, March 28, 2016, to January 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, March 28, 2016, to January 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

37

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund and 5-to-15 Year Laddered Municipal Bond Portfolio.

Fund	Investment Adviser	Investment Sub-Adviser

Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	Eaton Vance Management	Parametric Portfolio Associates LLC

5-to-15 Year Laddered Municipal Bond Portfolio	Boston Management and Research	Parametric Portfolio Associates LLC

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

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Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;
•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

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Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by

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Board of Trustees’ Contract Approval — continued

the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

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Board of Trustees’ Contract Approval — continued

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

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Board of Trustees’ Contract Approval — continued

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

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Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) and 5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), Manager and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and the Portfolio, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Vice-Chairperson of the Board and Trustee	2021 (Vice-Chairperson) 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

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Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

45

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

46

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

47

This Page Intentionally Left Blank

Investment Adviser of 5-to-15 Year Laddered Municipal Bond Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

22626    1.31.21

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

Eaton Vance High Yield Municipal Income Fund, Parametric TABS Intermediate-Term Municipal Bond Fund, Parametric TABS Short-Term Municipal Bond Fund, Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund, Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund and Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust II (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 6 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended January 31, 2020 and January 31, 2021 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance High Yield Municipal Income Fund

Fiscal Years Ended	1/31/20	1/31/21
Audit Fees	$82,500	$81,900
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,498	$12,988
All Other Fees(3)	$0	$0

Total	$97,998	$94,888

Parametric TABS Intermediate-Term Municipal Bond Fund

Fiscal Years Ended	1/31/20	1/31/21
Audit Fees	$41,600	$40,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,993	$9,508
All Other Fees(3)	$0	$0

Total	$50,593	$50,458

Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund

Fiscal Years Ended	1/31/20	1/31/21
Audit Fees	$15,800	$15,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,993	$6,483
All Other Fees(3)	$0	$0

Total	$24,793	$21,633

Parametric TABS Short-Term Municipal Bond Fund

Fiscal Years Ended	1/31/20	1/31/21
Audit Fees	$41,500	$40,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,993	$7,783
All Other Fees(3)	$0	$0

Total	$50,493	$48,433

Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund

Fiscal Years Ended	1/31/20	1/31/21
Audit Fees	$29,650	$29,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,181	$6,671
All Other Fees(3)	$0	$0

Total	$38,831	$36,321

Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund

Fiscal Years Ended	1/31/20	1/31/21
Audit Fees	$24,550	$25,075
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,181	$9,171
All Other Fees(3)	$0	$0

Total	$33,731	$34,246

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Funds comprised all of the Series of the Trust at January 31, 2021, and have the same fiscal year end (January 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/20	1/31/21
Audit Fees	$235,600	$233,375
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$60,839	$52,604
All Other Fees(3)	$0	$0

Total	$296,439	$285,979

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/20	1/31/21
Registrant(1)	$60,839	$52,604
Eaton Vance(2)	$59,903	$150,300

(1)	Includes all of the Series of the Trust.
(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrant

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust II

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	March 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	March 22, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	March 22, 2021